REGISTRATION NO. 33-87498
811-08910

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO.           ☐
POST-EFFECTIVE AMENDMENT NO. 28  ☒

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
AMENDMENT NO. 30 ☒

(CHECK APPROPRIATE BOX OR BOXES.)

VINTAGE MUTUAL FUNDS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1415 28th Street, Suite 200
WEST DES MOINES, IOWA 50266
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

JEFF LORENZEN, PRESIDENT
VINTAGE MUTUAL FUNDS, INC.
1415 28th Street, Suite 200
WEST DES MOINES, IOWA 50266
(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

Vera Lichtenberger	John C. Miles, Esq.
Vintage Mutual Funds, Inc.	Donald F. Burt, Esq.
1415 28th Street, Suite 200	Cline, Williams, Wright, Johnson & Oldfather, LLP
West Des Moines, Iowa 50266	1900 U.S. Banking, 233 S. 13th Street
Lincoln, Nebraska 68508

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON July 29, 2005 PURSUANT TO PARAGRAPH (b) OF RULE 485 UNDER THE SECURITIES ACT OF 1933.

Investment Adviser and Administrator

Investors Management Group 1415 28th St., Suite 200 West Des Moines, Iowa 50266

Distributor

BISYS Fund Services Limited Partnership 3435 Stelzer Road Columbus, Ohio 43219

Legal Counsel

Cline, Williams, Wright, Johnson & Oldfather 1900 U.S. Bank Building 233 S. 13th Street Lincoln, Nebraska 68508

Independent Registered Public Accounting Firm

Deloitte & Touche LLP 1010 Grand Boulevard, Suite 400 Kansas City, Missouri 64106

Risk/Return Summary	2

• Vintage Money Market Funds	3

• Vintage Bond Funds	5

Fees and Expenses of the Funds	9

Description of the Funds	11

• Government Assets Fund	12

• Liquid Assets Fund	12

• Municipal Assets Fund	12

• Vintage Limited Term Bond Fund	13

• Vintage Bond Fund	13

• Vintage Municipal Bond Fund	14

Management of the Funds	16

Purchase and Sale of Shares	17

• How the Funds Value Their Shares	17

• How to Purchase Shares	18

• Automatic Investment Plan	19

• How to Exchange Shares	19

• How to Sell Shares	20

• Auto Withdrawal Plan	21

• Automatic Redemption	21

Dividends, Distributions, and Taxes	21

Distribution Arrangements	23

Financial Highlights	24

For more information about the Funds	Back Cover

Risk/Return Summary

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:

• Market Risk This is the risk that market influences will affect expected returns of all securities in ways that were not anticipated.

• Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

• Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

The summary also describes specific risks that may apply to one Fund.

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing:

• changes in the Fund's performance from year to year over 10 years or, if less, the life of the Fund; and

• how the Fund's average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.

Keep in mind that past performance, whether before or after taxes, is not indicative of future performance.

Other important things for you to note:

• You may lose money by investing in a Fund.

• An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• The returns presented below are shown both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and (2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. For the calculations assuming all shares are sold at the end of each period, a negative pre-tax total return translates into a higher after-tax return because the calculation assumes a tax deduction for the loss incurred on the sale.

Actual after-tax returns will vary based on each investor's tax situation and may differ from those shown. Note that for funds owned in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax returns do not apply because such accounts are not subject to current taxes.

Some of the Funds are offered with multiple classes of shares. The annual returns shown are for one class only. Returns, whether before or after taxes for other classes may vary.

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Vintage Money Market Funds

Government Assets Fund Liquid Assets Fund Municipal Assets Fund

Objectives. The investment objectives of the Money Market Funds are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. The Municipal Assets Fund seeks current income that is exempt from federal income taxes.

Principal Investment Strategies. These Funds are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each money market Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. These Funds primarily are invested as follows:

• Government Assets Fund: U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

• Liquid Assets Fund: U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high-quality commercial paper and corporate obligations.

• Municipal Assets Fund: High-quality, tax-exempt debt obligations of state and municipal governments.

Principal Risks. The principal risks of investing in the Money Market Funds are interest rate risk and credit risk. Although the money market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market Funds.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Funds by showing changes in the Funds' performance from year to year. The Funds' past performance does not necessarily indicate how they will perform in the future.

You may obtain current yield information for any Fund by calling (800) 438-6375.

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Government Assets
Fund

The total return for the quarter ended June 30, 2005 was 0.54 percent.

During the period shown in the bar chart, the highest return for a quarter was 1.48 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.08 percent (quarter ending 06/30/04).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	10 Year
Government Assets	0.61%	2.30%	3.55%

Liquid Assets Fund	The annual returns in the bar chart are for the Fund's Class I shares.

The total return for the quarter ended June 30, 2005 was 0.57 percent.

During the period shown in the bar chart, the highest return for a quarter was 1.53 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.05 percent (quarter ending 03/31/04).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	Since Inception*
Liquid Assets, T Shares	0.61%	2.34%	3.32%
Liquid Assets, I Shares	0.76%	2.49%	3.49%

*Inception Date 10/15/96

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Municipal Assets Fund

The annual returns in the bar chart are for the Fund's Class I shares.

The total return for the quarter ended June 30, 2005 was 0.43 percent.

During the period shown in the bar chart, the highest return for a quarter was 0.93 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.05 percent (quarter ending 09/30/03).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	Since Inception*
Municipal Assets, T Shares	0.41%	1.37%	1.97%
Municipal Assets, I Shares	0.43%	1.49%	2.12%

*Inception Date 10/15/96

Vintage Bond Funds

Vintage Limited Term Bond Fund	Objective. The Fund's investment objective is total return from a portfolio of limited-term, fixed-income securities.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

The Fund seeks total return through a combination of interest income from its investments and appreciation or depreciation in the value of the securities. The Fund selects investments based on both capital appreciation and depreciation adjusted periodically based on various factors, including average maturity.

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

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Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.

The total return for the quarter ended June 30, 2005 was 1.05 percent.

An index? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.	During the period shown in the bar chart, the highest return for a quarter was 3.48 percent (quarter ending 12/31/95) and the lowest return for a quarter was –1.64 percent (quarter ending 3/31/96).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	Since Inception*
Vintage Limited Term Bond Return Before Taxes	1.22%	4.32%	4.37%
Return After Taxes on Distributions	0.28%	2.60%	2.48%
Return After Taxes on Distributions and Sale of Fund Shares	0.22%	2.10%	2.02%
Lehman 1-3 Yr. Gov't/Credit	2.36%	5.63%	6.45%

*Inception Date 06/15/95

Vintage Bond Fund	Objective. The Fund's investment objective is income and capital appreciation, consistent with the preservation of capital.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of fixed-income securities, including corporate debt securities, U.S. Government securities, and mortgage-related securities. The Fund normally invests more than 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

The Fund seeks to invest in fixed-income securities to achieve both current income and appreciation. The Fund selects investments based on various factors, including average maturity and interest rate outlook.

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in mortgage-related securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional fixed-income securities.

6

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.

The total return for the quarter ended June 30, 2005 was 2.78 percent.

An index? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.	During the period shown in the bar chart, the highest return for a quarter was 4.00 percent (quarter ending 6/30/03) and the lowest return for a quarter was –2.90 percent (quarter ending 3/31/96).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	Since Inception*
Vintage Bond Return Before Taxes	4.38%	6.54%	6.07%
Return After Taxes on Distributions	2.93%	4.44%	3.76%
Return After Taxes on Distributions and Sale of Fund Shares	2.34%	3.61%	3.02%
Lehman Aggregate	4.34%	7.71%	7.61%

*Inception Date 07/07/95

Vintage Municipal Bond Fund	Objective. The Fund's investment objective is current income that is exempt from federal income taxes, consistent with the preservation of capital.

Principal Investment Strategies. The Fund invests at least 80 percent of its net assets in a diversified portfolio of fixed-income securities with income that is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Fund normally invests more than 80 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests solely in higher-rated securities. The Fund's investments in municipal income securities also have the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

7

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.

The total return for the quarter ended June 30, 2005 was 1.83 percent.

An index? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.	During the period shown in the bar chart, the highest return for a quarter was 6.39 percent (quarter ending 3/31/95) and the lowest return for a quarter was –2.48 percent (quarter ending 6/30/04).

	1 Year	5 Year	10 Year
Vintage Municipal Bond Return Before Taxes	2.04%	5.24%	5.43%
Return After Taxes on Distributions	0.68%	3.72%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares	0.54%	3.02%	3.18%
Merrill Lynch 1-12 Yr. Muni Bond	3.44%	6.67%	6.49%

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Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses	(Fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) and Examples	The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the periods indicated and then redeem all your shares at the end of those periods. They also assume your investment has a 5 percent return each year and the Fund's operating expenses stay the same. Your actual costs may be higher or lower.

Operating Expenses			Examples
Government Assets Fund
Management Fees	0.40	%(1)	After 1 year	$85
Other Expenses	0.43	%(4)	After 3 years	$265
			After 5 years	$460
Total Fund Operating Expenses	0.83%		After 10 years	$1,025
Liquid Assets Fund
Class T
Management Fees	0.35%		After 1 year	$100
Other Expenses	0.63	%(3)	After 3 years	$312
			After 5 years	$542
Total Fund Operating Expenses	0.98%		After 10 years	$1,201
Class I
Management Fees	0.35%		After 1 year	$85
Other Expenses	0.48%		After 3 years	$265
			After 5 years	$460
Total Fund Operating Expenses	0.83%		After 10 years	$1,025
Municipal Assets Fund
Class T
Management Fees	0.35%		After 1 year	$96
Other Expenses	0.59	%(3)	After 3 years	$300
			After 5 years	$520
Total Fund Operating Expenses	0.94%		After 10 years	$1,155
Class I
Management Fees	0.35%		After 1 year	$81
Other Expenses	0.44%		After 3 years	$252
			After 5 years	$439
Total Fund Operating Expenses	0.79%		After 10 years	$978

What does it mean? "Management fees" are paid to the investment adviser for managing the investments and conducting other functions.

What does it mean? "Other expenses" are paid to help cover the costs of operating the Fund such as fees for registering the Fund, custody, and transfer agency.

  (1)  During the fiscal year, the Fund's Adviser waived a portion of the management fee for an actual fee of 0.35 percent, which made the Total Expenses 0.78 percent. The Adviser may reduce or eliminate the fee waiver at any time.

  (2)  The Fund's distribution plan allows distribution fees of up to 0.25 percent, but no fees are currently being paid under the plan.

  (3)  The Fund plan allows for an Administrative Services Fee of up to 0.25 percent, but the fee currently approved under the plan is 0.15 percent (which is included in the table). The Fund may approve a fee of up to .25% at any time.

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How are expenses paid? You don't pay for operating expenses from your own account. Instead, the Fund pays the expenses and then charges each investor an equal portion of the expense per share.

Operating Expenses			Examples
Vintage Limited Term Bond Fund
Management Fees	0.50%		After 1 year	$107
Other Expenses	0.51	%(2,4,5)	After 3 years	$334
			After 5 years	$579
Total Fund Operating Expenses	1.01%		After 10 years	$1,283
Vintage Bond Fund
Management Fees	0.55%		After 1 year	$100
Other Expenses	0.48	%(2,4,6)	After 3 years	$312
			After 5 years	$542
Total Fund Operating Expenses	1.03%		After 10 years	$1,201
Vintage Municipal Bond Fund
Management Fees	0.50%		After 1 year	$94
Other Expenses	0.49	%(2,4)	After 3 years	$293
			After 5 years	$509
Total Fund Operating Expenses	0.99%		After 10 years	$1,131

  (4)  The Fund plan allows for an Administrative Services Fee of up to 0.25 percent, but no such fee is currently being imposed under the plan (and is not included in the table). The Fund may approve a fee of up to .25% at any time.

  (5)  During the fiscal year, the Fund's Adviser instituted a waiver of a portion of other fees. Had the waiver been in effect for the entire year, the result would be an actual other expense fee of 0.39 percent which would make the Total Expenses 0.89 percent. The Adviser may reduce or eliminate the fee waiver at any time.

  (6)  During the fiscal year, the Fund's Adviser instituted a waiver of a portion of other fees. Had the waiver been in effect for the entire year, the result would be an actual other expense fee of 0.43 percent which would make the Total Expenses 0.98 percent. The Adviser may reduce or eliminate the fee waiver at any time.

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Description of the Funds

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies, and risks. There can, of course, be no assurance that any Fund will achieve its investment objective.

Understand the Risks

This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

• Market Risk This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.

• Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

• Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

• Security Selection Risk This risk is the possibility that securities selected for the Funds do not perform as well as other funds.

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Vintage Money Market Funds

Objectives and Principal Investment Strategies	The Funds' investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income (exempt from Federal income taxes in the case of the Municipal Assets Fund). As money market funds, each Fund must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Funds' investments. Under Rule 2a-7, the Funds' investments must each have a remaining maturity of no more than 397 days and the Funds must each maintain an average weighted maturity that does not exceed 90 days.

Government Assets Fund	The Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in repurchase agreements secured by these U.S. Government obligations. Under normal market conditions, the Fund will invest at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Government securities.

Liquid Assets Fund	The Fund pursues its objectives by investing in high-quality money market obligations. The Fund may invest in:

The money market? So their cash won't sit idly without earning interest, many institutions loan it to other institutions who need the money to fill very short-term needs (often, literally, overnight). Borrowers get the cash needed and lenders earn interest on the loan while still having quick access to their cash. The cash you invest in a money market fund is used exactly the same way-keeping you within quick reach of your own money.	• U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

• redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration guaranteed loans.

• high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

• certificates of deposit and bankers' acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

• high-quality, short-term corporate obligations; and

• repurchase agreements collateralized by the types of securities listed above.

Municipal Assets Fund	The Fund pursues its objective by investing in high-quality, tax-exempt debt obligations of state and municipal governments. Under normal market conditions, the Fund will invest at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities. The Fund may invest in:

• tax-exempt debt obligations issued by state and municipal governments that are unrated and backed by demand repurchase commitments and participation interests in these securities; and

• variable rate demand notes.

The Fund may purchase new issues of tax-exempt debt obligations that are offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment. The Fund also may invest up to 20 percent of its assets in taxable securities.

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Risk Considerations	The Money Market Funds are subject to security selection risk. This risk is the possibility that selected securities will not perform as well as those selected in other funds. In addition, specific risks of the Funds' portfolios include:

Interest Rate Risk. Because the Funds invest in short-term securities, a change in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that a change in interest rates would change the value of your investment.

Liquidity? Liquidity defines how quickly an investment can be converted to cash. Money market funds are the most liquid mutual funds, converting cash in one day. All other types of Funds require a three day "settlement," which means the cash isn't available to you until the third day after a sale.	Credit Risk. This is the risk that the issuer of a security will default (fail to make scheduled interest and principal payments). The Funds invest in highly rated securities to minimize credit risk.

Municipal Market Risk. The Municipal Assets Fund faces the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund's investments in certain municipal securities with principal or interest payments that are made from a specific project or facility, and not from general tax revenues, may have different risks. Factors affecting the project or facility, such as local or economic conditions, could have significant effect on the project's ability to make payments of principal and interest on these securities.

Vintage Bond Funds

Objectives and Principal Investment Strategies Vintage Limited Term Bond Fund	The Fund's investment objective is total return from a portfolio of limited-term fixed-income securities. The Fund normally invests more than 65 percent of its net assets in fixed-income securities rated within the three highest rating categories or, if unrated, of comparable quality. Among the Fund's investments in fixed-income securities are corporate debt securities, U.S. Government obligations, and mortgage-related and asset-backed securities. The Fund expects to maintain a dollar-weighted average portfolio maturity of 1 to 4 years.

The Fund seeks to obtain total return through a combination of interest income from the Fund's underlying fixed-income securities, appreciation or depreciation in the value of these fixed-income securities, and gains or losses realized upon the sale of these securities. In selecting investments, the Fund places primary emphasis on capital appreciation and capital preservation through periodic adjustment of the average maturity or duration of the Fund's portfolio. The Fund also considers factors such as securities selection, maturity structure and sector allocation. Current income is a secondary consideration.

The Fund primarily invests in bonds, notes, and debentures of a wide range of fixed-income security issuers.

Vintage Bond Fund	The Fund's investment objective is income and capital appreciation, consistent with the preservation of capital. The Fund normally invests more than 65 percent of its net assets in debt securities rated within the three highest rating categories or, if unrated, of comparable quality. Among the Fund's investments in fixed-income

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securities are corporate debt securities, mortgage-related and asset-backed securities, and U.S. Government obligations. In selecting investments, the Fund places primary emphasis on portfolio duration analysis, yield-curve positioning, sector allocation and issue selection. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

The Fund primarily invests in bonds, notes, and debentures of a wide range of domestic fixed-income security issuers.

The market value of fixed-income securities changes as interest rates change. When interest rates decline, the value of these securities generally increases. When interest rates rise, the value of these securities generally decreases. To meet the objectives of the Fund and to seek additional stability of principal, the Fund adjusts the average maturity of its investments based on the direction of interest rate levels.

Vintage Municipal Bond Fund	The Fund's investment objective is current income, which is exempt from federal income taxes, consistent with the preservation of capital. The Fund normally invests at least 80 percent of its net assets in a diversified portfolio of municipal securities paying interest that is exempt from federal income taxes and that is not subject to alternative minimum tax ("AMT"). The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years.

While maintaining an average portfolio maturity of 4 to 10 years, the Fund normally invests in municipal obligations that have a stated or remaining maturity of 25 years or less or in municipal obligations with a stated or remaining maturity in excess of 25 years if such obligations have an unconditional put to sell or redeem the securities within 25 years from the date of purchase.

Tax-exempt Fund? Funds that invest primarily in tax-exempt municipal bonds from a particular state are called "tax-exempt Funds." The income you earn from these Funds may be exempt from local, state, or federal taxation.	The Fund invests in:

• municipal bonds that are rated within the five highest rating categories; and

• municipal notes, tax-exempt commercial paper, and variable rate demand obligations that are rated within the two highest rating categories.

The Fund also may invest up to 10 percent of its total assets in municipal obligations that are unrated at the time of purchase but are determined by the Adviser to be of comparable quality to rated securities.

Municipal securities are typically classified as either "general obligation" or "revenue" bonds. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source. The payment of principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and a secured interest in the facility.

The Fund may invest up to 25 percent of its total assets in municipal securities that are related in such a way that business or political developments or changes affecting one security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

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Risk Considerations	The principal risks of the Vintage Bond Funds are interest rate risk, credit risk, securities selection risk, and market risk.

What is risk? Every Fund has risks, some more than others. But there's another kind of risk you might also consider; the risk of not reaching your goal. For example, if you're trying to earn enough to pay for college in, say, ten years, a low-interest bond fund may not earn enough to grow your money in time. That's why knowing your goal and the time frame for reaching that goal are crucial steps in choosing the right investments.	The Vintage Bond Funds, may invest a significant portion of their assets in mortgage-related and asset-backed securities. These securities have sensitivities to changes in interest rates that are different from many other types of debt securities. These types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. When interest rates rise, the maturities of these types of securities tend to lengthen because prepayments decline and the value of the securities decreases more significantly.

The Municipal Bond Fund has municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant adverse effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of securities holders in these securities. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have different risk. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Other Investment Policies and Risks for the Bond Funds	All of the Vintage Bond Funds may invest in debt securities rated in the five highest rating categories. The Funds also may invest up to 25 percent of their assets in debt securities rated in fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds"). The Bond Funds' investments in lower-rated debt securities are subject to more interest rate and credit risk than investments in higher-rated debt securities.

Other Investment Information	Mortgage-Related and Asset-Backed Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies).

Asset-backed securities represent fractional interests in pools or leases, retail installment loans or revolving credit receivables, both secured and unsecured. These assets are generally held by a trust, and payments of principal and interest or interest only are passed-through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

U.S. Government Securities. U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

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Market capitalization? All stocks have a "market capitalization." It refers to the stock's total value in the marketplace, determined by multiplying the number of shares issued times the price of each share. For example, a company with many millions of shares selling at a high price has a large market capitalization and would be called a "large cap" stock. A company with relatively few shares selling at a low price would be called a "small cap" stock.	Portfolio Turnover Rate. The portfolio turnover rate for each Fund is included in the Financial Highlights Section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100 percent. A higher rate of portfolio turnover increases brokerage and other expenses and may affect a Fund's returns. A higher portfolio turnover rate also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to a Fund's shareholders.

Temporary Defensive Position. For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves, that are inconsistent with the Fund's primary investment strategies. For those Funds that invest primarily in tax-exempt securities, these temporary investments could include taxable securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Management of the Funds

Investment Adviser	The Funds' Adviser is Investors Management Group, Ltd. ("IMG"), 1415 28th St., Suite 200, West Des Moines, Iowa 50266. IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A. IMG provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2005, IMG had approximately $4.7 billion in equity, fixed-income and money market assets under management. A discussion regarding the basis for the board of directors approving the continuation of the investment advisory contract of the Funds is available in the annual report to shareholders for the year ending March 31, 2005.

IMG provides investment advisory services for the Funds. For these advisory services for the fiscal year ended March 31, 2005, the Funds paid fees to IMG as a percentage of average daily net assets as follows:

Fund	Fee as a percentage of average daily net assets
Government Assets Fund	.40%*
Liquid Assets Fund	.35%
Municipal Assets Fund	.35%
Vintage Limited Term Bond Fund	.50%
Vintage Bond Fund	.55%
Vintage Municipal Bond Fund	.50%

  *  See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

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Portfolio Managers	The day-to-day management of the Government Assets, Liquid Assets, Municipal Assets, Limited Term Bond, Bond, and Municipal Bond Funds is the responsibility of the Fixed Income Team of IMG. The Fixed Income Team consists of Jeff Lorenzen, Kevin Croft and Laurie Mardis. Kevin Croft is the lead member of the Fixed Income Team for the Vintage Balanced Fund. Laurie Mardis is the lead member of the Fixed Income Team for the Municipal Bond Fund. The team meets as a group to discuss investment strategy and the lead member of the team manages the day to day purchases and sale of securities for the fund Team members are:

Jeff Lorenzen, CFA has been employed by IMG in various positions since 1992. He is currently President of IMG and has served as Chief Investment Officer since 2003. Prior to that he was Supervising Fixed Income Manager from 2000-2003. Jeff has a B.B.A degree from the University of Iowa and a M.B.A. from Drake University.

Kevin Croft, CFA has been Supervising Fixed Income Manager of IMG since 2003. Prior to that, he was employed as a Portfolio Manager with Principal Global Investors from 1993-2003. Kevin has B.S.B.A. degree and a M.B.A. from Drake University.

Laurie Mardis, CFA, has been a Fixed Income Manager with IMG since 2001. Prior to that she worked for Wells Fargo & Company from 1996-2001, in fixed income research and portfolio management. Laurie has a B.S.B.A. degree and a M.B.A. from Drake University.

Additional information about the Portfolio Managers (compensation, ownership in the Funds, and other accounts managed by them, if any) is available in the Statement of Additional Information.

Purchase and Sale of Shares

How the Funds Value Their Shares	The Funds are open for business each day that the New York Stock Exchange ("Exchange") and the Federal Reserve Bank ("Fed") are open for business. Except for the Money Market Funds, each Fund's net asset value or NAV is calculated as of the close of business of the Exchange, normally 3:00 p.m. Central Standard Time each day the Exchange is open for business, and the purchase or redemption price is based on the next calculation of the Fund's NAV after the order is placed. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The Money Market Funds' NAV is calculated at 11:00 a.m. Central Standard Time.

To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds, other than the Money Market Funds, value their assets at their current market value determined on the basis of market quotations, or in circumstances where such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value ("Fair Value Pricing"). These circumstances include situations where the security is thinly traded or is restricted. The use of fair value pricing may result in the value of the security to be over or under valued. The Money Market Funds value their securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

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NAV? Why is a share priced at something called the "NAV" (net asset value)? If you take the total value of all the securities held by the Fund, deduct the expenses paid by the Fund, and then divide that net result by the number shares owned by investors, you get the share's net asset value. The NAV is calculated at the end of each business day of the Fund.

For the Money Market Funds, a purchase order for shares received in good order by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day. Investments by check normally delay the date of purchase by one day.

How to Purchase Shares	You may purchase a Fund's shares directly from the Funds, through qualified banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds.

Minimum investment amounts are:
Initial	$1,000
Subsequent	$50
401(k) and 403(b) and other plans
Initial and Subsequent	$25
Automatic Investment Plan
Initial (per fund)	$250
Subsequent (per fund)	$25

All purchases must be in U.S. Dollars, initial purchase checks must be drawn on an account of the applicant. Third party, starter checks and credit card convenience checks are not accepted. A fee is charged for checks that do not clear, the Funds will not accept a P.O. Box as a primary address, the Funds may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

To purchase shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Vintage Mutual Funds, Inc. to:

Vintage Mutual Funds, Inc. P.O. Box 182445 Columbus, OH 43218-2445

An Account Application form can be obtained by calling the Funds at (800) 438-6375 or from the Funds' website at www.VintageFunds.com. Subsequent purchases of shares of a Fund may be made at any time by mailing a check, payable to Vintage Mutual Funds, Inc., to the above address. If you are an existing Fund shareholder, you may purchase additional shares by electronic funds transfer if the Funds' Transfer Agent has your bank account information on record. The purchase transaction may be initiated by calling (800) 438-6375 or by logging onto Vintage Mutual Funds WebAccess through www.VintageFunds.com.

When purchasing shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security or tax id number for each account owner and person(s)

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opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

We will use this information to verify the identity of the person(s)/entity opening the account. If we are unable to verify your identity, we are authorized to take any action permitted by law, including suspension of activity and involuntary redemption.

A Fund is required to withhold 29 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions.

Frequent purchases combined with frequent redemption of Fund shares (except for money market funds) increase Fund expenses associated with investing and then selling portfolio securities and can reduce investment return for all shareholders. The Fund does not anticipate that the Fund will be a target of market timers and other investors that engage in these abusive strategies. The Board of Directors has approved the following policy: The Fund discourages market timers and other investors that make frequent purchases and redemptions of Fund shares (except for money market funds). With and through its Transfer Agent and Distributor, the Fund will monitor purchase and redemption activity. Purchase applications of known market timers will be rejected. The Distributor will contact shareholders of accounts that evidence frequent purchase and redemption activity to determine the basis for the activity and may refuse to accept future purchases from these shareholders.

Automatic Investment Plan	The Automatic Investment Plan enables you, as a shareholder of the Fund, to make regular monthly purchases of shares. With your authorization, the Transfer Agent will automatically purchase shares at NAV on the dates of the specified purchase and have it automatically withdrawn from your bank account. In order to participate the required minimum initial purchase is $250 per fund. Subsequent purchases must meet the $25 minimum per fund.

To participate in the Automatic Investment Plan, you should call (800) 438-6375 for more information.

How to Exchange Shares	You may exchange your Fund shares for shares of the same class of the other Funds. Exchanges of shares are made at the next-determined NAV. You may request an exchange by mail or telephone or online. You must call by 3:00 p.m. Central Standard Time to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service at any time.

Auto Exchange In order to participate in Auto Exchange, after completing the appropriate section of the Account Application, you must:

• be a shareholder of the Money Market Funds;

• have a minimum initial purchase of $10,000 in the Money Market Funds; and

• maintain a minimum account balance of $1,000.

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To change Auto Exchange instructions or to discontinue the feature, you must send a written request to the Vintage Mutual Funds, Inc., P.O. Box 182445, Columbus, OH 43218-2445. The distributor may amend or terminate Auto Exchange without notice at any time.

How to Sell Shares	You may redeem your shares (i.e., sell your shares back to the Fund) on any day the Fed and Exchange are open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV after the Fund receives your sale request in proper form. Normally, proceeds will be sent by the fund within 3 business days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Selling Shares Directly to the Fund

By Mail:

Send a signed letter of instruction to:

Vintage Mutual Funds, Inc. P.O. Box 182445 Columbus, OH 43218-2445

For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures. The Funds will accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about the procedures, contact the Funds.

By Telephone:

You may redeem your shares by telephone request unless you choose not to have this option on the Account Application. Call the Funds at (800) 438-6375 with instructions on how you wish to receive your redemption proceeds.

By Internet:

You may redeem shares online through Vintage Mutual Funds WebAccess through the Funds' website, www.VintageFunds.com. If the Fund's Transfer Agent has your bank account information on record, you can receive your redemption proceeds by electronic funds transfer. You can also receive your redemption proceeds by check.

By Check:

A free check writing service is available for the Money Market Funds. To establish this service and obtain checks:

• at the time the account is opened, complete the Signature Card section of the Account Application Form; or

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• for an existing account, contact the Funds by telephone or mail to obtain an Account Application Form, and complete and return the Signature Card section.

You will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented for payment. Upon 30 days' prior written notice to you, the check writing privilege may be modified or terminated. You may not close a Fund account by writing a check. There is a $25 charge for each stop payment request. The minimum check amount is $250.

Auto Withdrawal Plan	The Auto Withdrawal Plan enables you, as a shareholder of the Fund, to make regular monthly redemptions of shares. With your authorization, the Transfer Agent will automatically redeem shares at NAV on the dates of the withdrawal and have it automatically deposited into your bank account or a check in the amount specified mailed to you. In order to participate:

• the required minimum withdrawal is $100; and

• the Fund must maintain a $1,000 minimum balance.

To participate in the Auto Withdrawal Plan, you should call (800) 438-6375 for more information.

Automatic Redemption	The Fund may automatically redeem your shares at NAV if your account drops below $500. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your account to at least $500.

If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Dividends, Distributions, and Taxes

Directed Dividend Option	You may elect to have all income dividends and capital gains distributions paid by check or reinvested in any other Vintage Fund (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor. The Directed Dividend Option is not available to participants in an IRA.

Dividends and Capital Gains	The Limited Term Bond, Bond, and Municipal Bond Funds each intend to declare their net investment income monthly as a dividend to shareholders at the close of business on the day of declaration. The Money Market Funds intend to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration. These Funds will generally pay such dividends monthly.

Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all

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income dividends and capital gains distributions in additional full and fractional shares of a Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at P.O. Box 182445, Columbus, OH 43218-2445 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a shareholder's complete redemption of his or her shares.

Tax Considerations	Dividends that are distributed by a Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as "exempt-interest dividends" will be exempt from regular federal income taxation. However, if tax-exempt interest earned by the Fund constitutes an item of tax preference for purposes of the AMT, then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference. In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to AMT income for purposes of the AMT and the environmental tax imposed under Code Sections 55 and 59A, respectively. Only the Municipal Bond and Municipal Assets Funds are expected to be eligible to designate certain dividends as "exempt-interest dividends."

Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are included in the tax base for determining the extent to which Social Security and railroad benefits will be subject to federal income tax. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held a Fund's shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Funds will notify shareholders of the tax status of dividends and distributions.

Shareholders should be aware that redeeming shares of the Municipal Bond Fund after tax-exempt interest income has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

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Short- or long-term? If you sell or exchange your Fund shares within 12 months of buying them, you will receive a short-term capital gain. Any sale or exchange beyond that time will generate a long-term capital gain.

Distributions from all of the Funds may be subject to state and local taxes. Distributions of a Fund that are derived from interest on U.S. Government securities may be exempt from state and local taxes in certain states. In certain states, distributions of the Municipal Bond and Municipal Assets Funds that are derived from interest on obligations of that state or its municipalities or any political subdivisions may be exempt from state and local taxes. Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from U.S. Government securities and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

Distribution Arrangements

Share Classes	In this prospectus the Money Market Funds offer the classes of shares described below. Each class of shares is exchangeable only for shares of the same class.

Share Class	Class Description

Liquid Assets, Municipal Assets, Government Assets Funds "T" Shares	These shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in "T" shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers' inquiries concerning their investments, though they may also be used in "sweep" programs. These shares bear separate distribution and/or shareholder servicing fees. Participating organizations selling or servicing these shares may receive different compensation with respect to one Class over another.

Liquid Assets & Municipal Assets "I" Shares	These shares pay no shareholder or servicing fees and therefore they are normally offered directly by the distributor or through trust organizations providing fiduciary account services for an additional fee.

Other	Rule 12b-1 Fees. Each Fund, except the Money Market Funds, has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based distribution and service fees for the distribution and sale of its shares. All of the Funds' plans allow charges of up to .25 percent but no 12b-1 fees are currently being imposed under the plan.

Administrative Service Fees. Each Fund, except Liquid Assets Fund Class I shares and Municipal Assets Fund Class I shares, has adopted a plan under the Administrative Services Plan that allows the Fund to pay service fees. The Liquid Assets Fund T shares and the Municipal Assets Fund T shares plans allow charges of up to .25 percent but only .15 percent is currently being imposed under each plan. All of the other Funds' plans allow charges of up to .25 percent but no fees are currently being imposed under the plans.

Householding Regulatory Materials. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at (800) 438-6375, or write to us at the Funds' address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions.

Deloitte & Touche LLP audited the information for the year ended March 31, 2004 and March 31, 2005. Their report, along with the Fund's financial statements, are included in the Funds' annual reports, which are available upon request. The financial information for the periods prior to April 1, 2003 was audited by other auditors.

	Investment Activities				Dividends and Distributions
	NAV Beginning of Period	Net Investment Income (Loss)	Net Realized/ Unrealized Gains (Losses)	Total from Investment Activities	From Net Investment Income	From Net Realized Gains	Return of Capital	Total Dividends and Distributions
Government Assets Fund "T" Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	0.00	(0.06)
Liquid Assets Fund "T" Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	0.00	(0.06)
Liquid Assets Fund "I" Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2004	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	0.00	(0.06)
Municipal Assets Fund "T" Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
Municipal Assets Fund "I" Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
Limited Term Bond Fund
Year Ended March 31, 2005	$9.76	0.26	(0.29)	(0.03)	(0.24)	0.00	(0.02)	(0.26)
Year Ended March 31, 2004	$9.62	0.28	0.14	0.42	(0.28)	0.00	0.00	(0.28)
Year Ended March 31, 2003	$9.98	0.47	(0.36)	0.11	(0.47)	0.00	0.00	(0.47)
Year Ended March 31, 2002	$9.94	0.55	0.03	0.58	(0.54)	0.00	0.00	(0.54)
Year Ended March 31, 2001	$9.63	0.54	0.31	0.85	(0.54)	0.00	0.00	(0.54)
Bond Fund
Year Ended March 31, 2005	$10.05	0.40	(0.25)	0.15	(0.40)	0.00	0.00	(0.40)
Year Ended March 31, 2004	$9.78	0.41	0.28	0.69	(0.42)	0.00	0.00	(0.42)
Year Ended March 31, 2003	$9.94	0.58	(0.14)	0.44	(0.59)	(0.01)	0.00	(0.60)
Year Ended March 31, 2002	$9.97	0.56	(0.03)	0.53	(0.56)	0.00	0.00	(0.56)
Year Ended March 31, 2001	$9.53	0.61	0.44	1.05	(0.61)	0.00	0.00	(0.61)
Municipal Bond Fund
Year Ended March 31, 2005	$11.02	0.34	(0.38)	(0.04)	(0.34)	(0.15)	0.00	(0.49)
Year Ended March 31, 2004	$11.06	0.37	0.07	0.44	(0.38)	(0.10)	0.00	(0.48)
Year Ended March 31, 2003	$10.54	0.40	0.54	0.94	(0.40)	(0.02)	0.00	(0.42)
Year Ended March 31, 2002	$10.68	0.41	(0.14)	0.27	(0.41)	0.00	0.00	(0.41)
Year Ended March 31, 2001	$10.24	0.42	0.44	0.86	(0.42)	0.00	0.00	(0.42)

  *  During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratioswould have been as indicated.

	Total Return / Ratios / Supplementary Data
	NAV End of Period	Total Return	Net Assets End of Period (000 omitted)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Ratio of Net Investment Income (Loss) to Average Net Assets*
Government Assets Fund "T" Shares
Year Ended March 31, 2005	$1.00	0.95%	$96,751	0.78%	0.93%	1.08%	0.63%
Year Ended March 31, 2004	$1.00	0.40%	$97,811	0.75%	0.41%	0.81%	0.36%
Year Ended March 31, 2003	$1.00	0.96%	$168,574	0.72%	0.95%	0.77%	0.90%
Year Ended March 31, 2002	$1.00	2.66%	$134,316	0.68%	2.69%	0.73%	2.64%
Year Ended March 31, 2001	$1.00	5.73%	$170,838	0.68%	5.59%	0.73%	5.54%
Liquid Assets Fund "T" Shares
Year Ended March 31, 2005	$1.00	0.94%	$13,461	0.98%	0.93%	1.08%	0.83%
Year Ended March 31, 2004	$1.00	0.41%	$18,804	0.87%	0.41%	1.05%	0.23%
Year Ended March 31, 2003	$1.00	1.06%	$29,287	0.86%	1.09%	-	-
Year Ended March 31, 2002	$1.00	2.73%	$44,038	0.86%	2.57%	-	-
Year Ended March 31, 2001	$1.00	5.80%	$30,590	0.86%	5.65%	-	-
Liquid Assets Fund "I" Shares
Year Ended March 31, 2005	$1.00	1.09%	$10,357	0.83%	1.03%	-	-
Year Ended March 31, 2004	$1.00	0.56%	$22,734	0.62%	0.56%	0.80%	0.38%
Year Ended March 31, 2003	$1.00	1.22%	$28,948	0.71%	1.21%	-	-
Year Ended March 31, 2002	$1.00	2.89%	$43,041	0.71%	2.72%	-	-
Year Ended March 31, 2001	$1.00	5.94%	$32,061	0.71%	5.78%	-	-
Municipal Assets Fund "T" Shares
Year Ended March 31, 2005	$1.00	0.58%	$3,961	0.85%	0.59%	1.09%	0.35%
Year Ended March 31, 2004	$1.00	0.26%	$3,666	0.95%	0.26%	1.16%	0.05%
Year Ended March 31, 2003	$1.00	0.55%	$5,493	0.92%	0.56%	-	-
Year Ended March 31, 2002	$1.00	1.70%	$6,053	0.86%	1.67%	-	-
Year Ended March 31, 2001	$1.00	3.31%	$6,054	0.87%	3.26%	-	-
Municipal Assets Fund "I" Shares
Year Ended March 31, 2005	$1.00	0.64%	$19,819	0.79%	0.60%	0.84%	0.55%
Year Ended March 31, 2004	$1.00	0.30%	$27,471	0.70%	0.31%	-	-
Year Ended March 31, 2003	$1.00	0.70%	$33,568	0.77%	0.68%	-	-
Year Ended March 31, 2002	$1.00	1.88%	$26,516	0.71%	1.82%	-	-
Year Ended March 31, 2001	$1.00	3.48%	$27,330	0.72%	3.41%	-	-
Limited Term Bond Fund
Year Ended March 31, 2005	$9.47	(0.27%)	$57,251	0.89%	2.72%	1.24%	2.38%
Year Ended March 31, 2004	$9.76	4.37%	$65,881	0.96%	2.85%	-	-
Year Ended March 31, 2003	$9.62	1.13%	$58,746	0.92%	4.73%	-	-
Year Ended March 31, 2002	$9.98	5.96%	$54,153	0.93%	5.43%	-	-
Year Ended March 31, 2001	$9.94	9.06%	$47,754	0.90%	5.48%	-	-
Bond Fund
Year Ended March 31, 2005	$9.80	1.47%	$112,672	0.98%	3.97%	1.28%	3.67%
Year Ended March 31, 2004	$10.05	7.08%	$125,496	0.99%	4.12%	-	-
Year Ended March 31, 2003	$9.78	4.46%	$131,296	0.95%	5.78%	-	-
Year Ended March 31, 2002	$9.94	5.20%	$143,385	0.99%	5.79%	-	-
Year Ended March 31, 2001	$9.97	11.37%	$36,340	0.99%	6.33%	-	-
Municipal Bond Fund
Year Ended March 31, 2005	$10.49	(0.34%)	$38,569	0.99%	3.15%	1.24%	2.90%
Year Ended March 31, 2004	$11.02	3.91%	$43,520	0.93%	3.30%	-	-
Year Ended March 31, 2003	$11.06	9.06%	$47,187	0.85%	3.60%	-	-
Year Ended March 31, 2002	$10.54	2.41%	$46,695	0.91%	3.81%	-	-
Year Ended March 31, 2001	$10.68	8.59%	$47,274	0.86%	4.03%	-	-

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For more information about the Funds, the following documents are available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on each Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Vintage Funds have an SAI, which contains more detailed information about each Fund, including its operations and investment policies. The Funds' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Funds:

By mail:	c/o Vintage Mutual Funds, Inc. P.O. Box 182445 Columbus, OH 43218-2445

By phone:	For Information and Literature: (800) 438-6375

By email:	Inforequest@amcore.com

By Internet:	www.VintageFunds.com

Or you may view or obtain these documents from the SEC:

In person:	at the SEC's Public Reference Room in Washington, D.C.

By phone:	1-202-942-8090(For information only)

By mail:	Public Reference Section Securities and Exchange Commission Washington, DC 20549-6009 (Duplicating fee required)

By email:	Publicinfo@sec.gov

By Internet:	www.sec.gov

The Vintage Funds may not be available in all states. Please contact the Funds to determine if the Funds are available for sale in your state.

File No. 811-08910

GOVERNMENT ASSETS

LIQUID ASSETS, T AND I SHARES

MUNICIPAL ASSETS, T AND I SHARES

VINTAGE LIMITED TERM BOND

VINTAGE BOND

VINTAGE MUNICIPAL BOND

Prospectus dated
July 29, 2005

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LIQUID ASSETS FUND S2 Shares

MUNICIPAL ASSETS FUND S Shares

Prospectus

July 29, 2005

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Risk/Return Summary		3

Fees and Expenses of the Funds		6

Description of the Fund
•	Liquid Assets Fund	7
•	Municipal Assets Fund	8

Management of the Funds		10

Purchase and Sale of Shares		11
•	How the Funds Value Their Shares	11
•	How to Purchase Shares	11
•	How to Exchange Shares	12
•	How to Sell Shares	12
•	Selling Shares Directly to the Fund	13
•	Auto Withdrawal Plan	13
•	Automatic Redemption	14

Dividends, Distributions, and Taxes		15

Distribution Arrangements		17

Financial Highlights		18

For more information about the Funds		Back Cover

2

Risk/Return Summary

Liquid Assets Fund

Municipal Assets Fund

Objectives. The investment objectives of the Funds are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.  The Municipal Assets Fund seeks current income that is exempt from federal income taxes.

Principal Investment Strategies. The Funds are “money market funds” that seek to maintain a stable net asset value of $1.00 per share.  Each Fund pursues its objectives by maintaining a portfolio of high-quality money market securities.  Each Fund primarily invests in:

•      Liquid Assets Fund:  U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high-quality commercial paper and corporate obligations.

•      Municipal Assets Fund:  High-quality, tax-exempt debt obligations of state and municipal governments.

Principal Risks. The principal risks of investing in the Funds are interest rate risk and credit risk.  An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Bar Chart and Performance Information

The bar chart for each Fund showing its annual returns followed by  a table showing its average annual returns.  The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing the changes in the Fund’s performance from year to year over 10 years or, if less, the life of the Fund; and how the Fund’s average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.  A Fund’s past performance, of course, does not necessarily indicate how it will perform in the future.

You may obtain current yield information for the Funds by calling (800) 798-1819.

3

Liquid Assets Fund

The total return for the quarter ended June 30, 2005 was 0.47 percent.

During the period shown in the bar chart, the highest return for a quarter was 1.37 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.01 percent (quarter ending 03/31/04).

	1 Year	5 Year	Since Inception *
Liquid Assets, S2 Shares	0.48%	2.13%	3.03%

* Inception Date 2/11/97

4

Municipal Assets Fund

The total return for the quarter ended June 30, 2005 was 0.37 percent.

During the period shown in the bar chart, the highest return for a quarter was 0.83 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.04 percent (quarter ending 03/31/03).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	10 Year
Municipal Assets, S Shares	0.38%	1.22%	1.95%

5

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES

(Fees paid directly from your investment)	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds.  They assume that you invest $10,000 in each Fund for the periods indicated and then redeem all your shares at the end of those periods.  They also assume that your investment has a 5 percent return each year and that the Fund’s operating expenses stay the same.  Your actual costs may be higher or lower.

Operating Expenses			Examples
Liquid Assets Fund
Class S2
Management Fees	0.35%		After 1 year	$125
Distribution (12b-1) Fees	0.15	%(1)	After 3 years	$390
Other Expenses	0.73%		After 5 years	$676
Total Fund Operating Expenses	1.23%		After 10 years	$1,489

Municipal Assets Fund
Class S
Management Fees	0.35%		After 1 year	$121
Distribution (12b-1) Fees	0.15	%(1)	After 3 years	$378
Other Expenses	0.69%		After 5 years	$654
Total Fund Operating Expenses	1.19%		After 10 years	$1,443

(1) The Fund’s distribution plan allows distribution fees of up to 0.25 percent, but fees currently being paid under the plan are only 0.15 percent (and that is what is in the table).

6

Description of the Funds

This section of the Prospectus provides a more complete description of each Fund’s investment objectives, principal strategies, and risks.  There can, of course, be no assurance that any Fund will achieve its investment objective.

Understand the Risks

This section describes risks that affect the Funds’ portfolios as a whole.  Certain of these risks may apply to one or both of the Funds.  These risks are:

•      Interest Rate Risk  This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

•      Credit Risk  This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

•      Security Selection Risk  This is the risk that the securities selected may perform differently than securities selected in other funds. Performance of the Fund may be better or worse than other funds invested in similar securities.

Objectives and Principal Investment Strategies

The Funds’ investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income (exempt from Federal income taxes in the case of the Municipal Assets Fund).  As money market funds, each Fund must meet the requirements of SEC Rule 2a-7.  The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Funds’ investments.  Under Rule 2a-7, the Funds’ investments must each have a remaining maturity of no more than 397 days and the Funds must each maintain an average weighted maturity that does not exceed 90 days.

Liquid Assets Fund

The Fund pursues its objectives by investing in high-quality money market obligations.  The Fund may invest in:

•      U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

•      redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer’s Home Administration guaranteed loans;

•      high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

7

•      certificates of deposit and bankers’ acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•      high-quality, short-term corporate obligations; and

•      repurchase agreements collateralized by the types of securities listed.

Municipal Assets Fund

The Fund pursues its objective by investing in high-quality, tax-exempt debt obligations of state and municipal governments.  Under normal market conditions, the Fund will invest at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities.  The Fund may invest in:

•      tax-exempt debt obligations issued by state and municipal governments that are unrated and backed by demand repurchase commitments and participation interests in these securities; and

•      variable rate demand notes.

The Fund may purchase new issues of tax-exempt debt obligations that are offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment.  The Fund also may invest up to 20 percent of its assets in taxable securities.

Risk Considerations

The Funds are subject to security selection risk.  The securities selected for these funds may or may not perform as well as securities selected for similar funds.  In addition, specific risks of the Funds’ portfolios include:

Interest Rate Risk.  Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds’ yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields.  Generally, an increase in interest rates causes the value of a debt instrument to decrease.  The change in value for shorter-term securities is usually smaller than for securities with longer maturities.  Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit Risk.  This is the risk that the issuer of a security will default (fail to make scheduled interest and principal payments).  The Funds invest in highly rated securities to minimize credit risk.

Municipal Market Risk.  The Municipal Assets Fund faces the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund’s investments.  These factors include political or legislative

8

changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.  The Fund’s investments in certain municipal securities with principal or interest payments that are made from a specific project or facility, and not from general tax revenues, may have increased risks.  Factors affecting the project or facility, such as local or economic conditions, could have significant effect on the project’s ability to make payments of principal and interest on these securities.

Other Investment Information

U.S. Government Securities.  U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Temporary Defensive Position.  For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves, which are inconsistent with the Fund’s primary investment strategies.  For the Municipal Assets Fund which invests primarily in tax-exempt securities, these temporary investments could include taxable securities.  While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

9

Management of the Funds

Investment Adviser

The Funds’ Adviser is Investors Management Group, Ltd. (“IMG”), 1415 28th St., Suite 200, West Des Moines, Iowa 50266.  IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A. IMG provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others.  As of June 30, 2005, IMG had approximately $4.7 billion in equity, fixed-income and money market assets under management. A discussion regarding the basis for the board of directors approving the continuation of the investment advisory contract of the Funds is available in the annual report to shareholders for the year ending March 31, 2005.

IMG provides investment advisory services for the Funds.  For these advisory services for the fiscal year ended March 31, 2005, the Funds paid IMG as a percentage of average daily net assets:

Fund	Fee as a percentage of average daily net assets
Liquid Assets Fund	.35%
Municipal Assets Fund	.35%

Portfolio Managers

The day-to-day management of the Funds’ portfolios is the responsibility of the Fixed Income Team of IMG.

10

Purchase and Sale of Shares

How the Funds Value Their Shares

The Fund’s NAV is calculated at 11:00 a.m. Central Standard Time each day the Federal Reserve Bank (“Fed”) and New York Stock Exchange (“Exchange”) is open for business.

To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their amortized cost.  This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

A purchase order for shares received in good order by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day. Investments by check normally delay the date of purchase by one day.

How to Purchase Shares

You may purchase a Fund’s shares through qualified banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds.

Minimum investment amounts are:
Initial	$1,000
Subsequent	$50

401(k) and 403(b) and other plans
Initial and Subsequent	$25

Automatic Investment Plan
Initial (per fund)	$250
Subsequent (per fund)	$25

All purchases must be in U.S. Dollars; initial purchase checks must be drawn on an account of the applicant. Third party, starter checks and credit card convenience checks are not accepted. A fee is charged for checks that do not clear, the Funds will not accept a P.O. Box as a primary address, the Funds may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

11

To purchase shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Vintage Mutual Funds, Inc. to:

Vintage Mutual Funds, Inc.

1415 28th St., Suite 200

West Des Moines, IA 50266

An Account Application form can be obtained by calling the Funds at (800) 798-1819.  Subsequent purchases of shares of a Fund may be made at any time by mailing a check, payable to Vintage Mutual Funds, Inc., to the above address.  If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer if you have completed the appropriate section of the Account Application by calling (800) 798-1819 to arrange a transfer from your bank account.

When purchasing your shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

A Fund is required to withhold 29 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not provided the Fund with their certified taxpayer identification number.  To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security or tax id number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

We will use this information to verify the identity of the person(s)/entity opening the account. If we are unable to verify your identity, we are authorized to take any action permitted by law, including suspension of activity and involuntary redemption.

A Fund may refuse any order to purchase shares.  In particular, the Funds reserve the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions.  Frequent purchases and redemptions of money market funds is the nature of such funds as the Funds are used for sweep arrangements and as a cash equivalent by many investors.  As a result, the Board of Directors has not adopted any policy affecting a shareholders ability to purchase and redeem shares of the Funds other than those necessary to comply with the Funds policies and procedures regarding anti-money laundering.

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of the other Vintage Funds.  Exchanges of shares are made at the next-determined NAV.  You may request an exchange by mail or telephone.  The Funds may change, suspend, or terminate the exchange service at any time.

12

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open, either directly or through your financial intermediary.  Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form.  Normally, proceeds will be sent  from the Fund within 3 days.  If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Selling Shares Directly to the Fund

By Mail:

Send a signed letter of instruction to:

Vintage Mutual Funds, Inc.

1415 28th St., Suite 200

West Des Moines, IA 50266

For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures. The Funds will accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program).  Members are subject to dollar limitations which must be considered when requesting their guarantee.  The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners.  If you have any questions about the procedures, contact IMG.

By Telephone:

You may redeem your shares by telephone request unless you choose not to have this option on the Account Application.  Call the Funds at (800) 798-1819 with instructions on how you wish to receive your sale proceeds.

Auto Withdrawal Plan

The Auto Withdrawal Plan enables you, as a shareholder of the Fund, to make regular monthly redemptions of shares.  With your authorization, the Transfer Agent will automatically redeem shares at NAV on the dates of the withdrawal and have it automatically deposited into your bank account or a check in the amount specified mailed to you.  In order to participate:

•        the required minimum withdrawal is $100; and

•        the Fund must maintain a $1,000 minimum balance.

13

To participate in the Auto Withdrawal Plan, you should call (800) 798-1819 for more information.

Automatic Redemption

The Fund may automatically redeem your shares at NAV if your account drops below $500. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your account to at least $500.

If you elect to receive distributions in cash, and checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution.  In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund.

14

Dividends, Distributions, and Taxes

Directed Dividend Option

You may elect to have all income dividends and capital gains distributions paid by check or reinvested in any other Vintage Fund (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to participating shareholders.  Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor.  The Directed Dividend Option is not available to participants in an IRA.

Dividends and Capital Gains

The Funds intend to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration.  These Funds will generally pay such dividends monthly.

Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year.  A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of a Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash.  Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at 1415 28th St., Suite 200, West Des Moines, Iowa 50266 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.  Dividends are paid in cash not later than seven business days after a shareholder’s complete redemption of his or her shares.

Tax Considerations

Dividends that are distributed by a Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as “exempt-interest dividends” will be exempt from regular federal income taxation.  However, if tax-exempt interest earned by the Fund constitutes an item of tax preference for purposes of the alternative minimum tax (“AMT”), then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference.  In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to AMT income for purposes of the AMT and the environmental tax imposed under Code Sections 55 and 59A, respectively.  Only the Municipal Assets Fund is expected to be eligible to designate certain dividends as “exempt-interest dividends.”

Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are included in the tax base for determining the extent to which Social Security and railroad benefits will be subject to federal income tax.  All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

15

Dividends paid out of a Fund’s investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held a Fund’s shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year.  Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Funds will notify shareholders of the tax status of dividends and distributions.

Distributions from both of the Funds may be subject to state and local taxes.  Distributions of a Fund that are derived from interest on U.S. Government securities may be exempt from state and local taxes in certain states.  In certain states, distributions of the Municipal Assets Fund that are derived from interest on obligations of that state or its municipalities or any political subdivisions may be exempt from state and local taxes.  Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from U.S. Government securities and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

16

Distribution Arrangements

Share Classes

In this prospectus the Funds offer the classes of shares described below:

Share Class	Class Description
Liquid Assets “S2” Shares And Municipal Assets “S” Shares

These shares are normally offered through financial institutions providing automatic “Sweep” investment programs to their customers. These shares bear separate distribution and/or shareholder servicing fees. Participating organizations selling or servicing these shares may receive different compensation with respect to one class over another.

Rule 12b-1 Fees.  Each Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based distribution and service fees.

The Liquid Assets “S2” Shares Fund plan allows charges of up to 0.25 percent but only 0.15 percent is currently authorized under the plan.

The Municipal Assets “S” Shares Fund plan allows charges of up to 0.25 percent but only 0.15 percent is currently authorized under the plan.

Administrative Service Fees.  Each Fund has adopted a plan under the Administrative Services Plan that allows the Fund to pay service fees.

The Liquid Assets “S2” Shares Fund plan allow charges of up to 0.25 percent and 0.25 percent is currently authorized under the plan.

The Municipal Assets “S” Shares Fund plan allow charges of up to 0.25 percent and 0.25 percent is currently authorized under the plan.

Householding Regulatory Materials.  To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household.  You can call us at (800) 798-1819, or write to us at the Funds’ address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

17

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP audited the information for the year ended March 31, 2004 and March 31, 2005.  Their report, along with the Funds’ financial statements, are included in the Funds’ annual reports, which are available upon request.  The financial information for the periods prior to April 1, 2003 was audited by other auditors.

					Dividends and Distributions
	Investment Activities							Total
	NAV	Net	Net Realized/	Total from	From Net	From Net		Dividends
	Beginning	Investment	Unrealized	Investment	Investment	Realized	Return of	and
	of Period	Income (Loss)	Gains (Losses)	Activities	Income	Gains	Capital	Distributions
Liquid Assets Fund “S2” Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Year Ended March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)

Municipal Assets Fund “S” Shares
Year Ended March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended March 31, 2003	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended March 31, 2002	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)

	TOTAL RETURN / RATIOS / SUPPLEMENTARY DATA
				Ratio of	Ratio of Net	Ratio of	Ratio of Net
	NAV		Net Assets	Expenses to	Investment	Expenses to	Investment
	End	Total	End of Period	Average	Income to	Average	Income (Loss) to
	of Period	Return	(000 omitted)	Net Assets	Average Net Assets	Net Assets*	Average Net Assets*
Liquid Assets Fund “S2” Shares
Year Ended March 31, 2005	$1.00	0.77%	$48,241.00	1.16%	0.88%	1.33%	0.71%
Year Ended March 31, 2004	$1.00	0.29%	$28,748.00	1.12%	0.29%	1.30%	0.10%
Year Ended March 31, 2003	$1.00	0.81%	$3,958.00	1.11%	0.86%	—	—
Year Ended March 31, 2002	$1.00	2.48%	$8,519.00	1.11%	2.44%	—	—
Year Ended March 31, 2001	$1.00	5.52%	$9,139.00	1.11%	5.39%	—	—

Municipal Assets Fund “S” Shares
Year Ended March 31, 2005	$1.00	0.54%	$2,942.00	0.90%	0.55%	1.34%	0.10%
Year Ended March 31, 2004	$1.00	0.23%	$2,783.00	1.20%	0.24%	1.65%	-0.21%
Year Ended March 31, 2003	$1.00	0.35%	$2,993.00	1.10%	0.33%	1.17%	0.26%
Year Ended March 31, 2002	$1.00	1.47%	$2,151.00	1.11%	1.40%	—	—
Year Ended March 31, 2001	$1.00	3.07%	$2,403.00	1.12%	3.09%	—	—

* During the period certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

18

Investment Adviser and Administrator

Investors Management Group

1415 28th St., Suite 200

West Des Moines, Iowa 50266

Distributor

BISYS Fund Services Limited Partnership

3435 Stelzer Road

Columbus, Ohio 43219

Legal Counsel

Cline, Williams, Wright, Johnson & Oldfather

233 S. 13th Street

1900 U.S. Bank Building

Lincoln, Nebraska 68508

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1010 Grand Boulevard, Suite 400

Kansas City, Missouri 64106

19

For more information about the Funds, the following documents are available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on each Fund’s investments.  In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The Vintage Funds have an SAI, which contains more detailed information about each Fund, including its operations and investment policies.  The Funds’ SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Funds:

By mail:                  c/o Vintage Mutual Funds, Inc.

1415 28th St., Suite 200

West Des Moines, IA 50266

By phone:              For Information and Literature:            (800) 798-1819

By email:                Inforequest@amcore.com

By Internet:           www.VintageFunds.com

Or you may view or obtain these documents from the SEC:

In person:              at the SEC’s Public Reference Room in Washington, D.C.

By phone:              1-202-942-8090(For information only)

By mail:                  Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-6009

(Duplicating fee required)

By email:                Publicinfo@sec.gov

By Internet:           www.sec.gov

The Vintage Funds may not be available in all states.  Please contact the Funds to determine if the Funds are available for sale in your state.

File No. 811-08910

20

INSTITUTIONAL RESERVES FUND

Prospectus

July 29, 2005

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Fund	4

Description of the Fund	5

Management of the Fund	6

Purchase and Sale of Shares
• How the Funds Value Their Shares	7
• How to Purchase Shares	7
• How to Sell Shares	8
• Selling Shares Directly to the Fund	8
• Automatic Redemption	9

Dividends and Distributions	9

Distribution Arrangements	10

Financial Highlights	10

For more information about the Funds	Back Cover

2

Risk/Return Summary

Institutional Reserves Fund

Objectives. The investment objectives of the Fund are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.

Principal Investment Strategies. The Fund is a “money market fund” that seeks to maintain a stable net asset value of $1.00 per share.  The Fund is offered solely to public agencies in Illinois.  The Fund pursues its objectives by maintaining a portfolio of high-quality money market securities.  The Fund primarily invests in:

•      U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and

•      repurchase agreements collateralized by the types of securities listed.

Principal Risks. The principal risks of investing in the Fund are interest rate risk, credit risk and security selection risk.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•      Interest Rate Risk.  This is the risk that returns will fluctuate more than expected because of changes in the level of interest rates.

•      Credit Risk.  This is the risk associated with the ability of the firm that issues or guarantees securities to meet its obligations on those securities or guarantees.

•      Security Selection Risk.  This is the risk that the securities selected may perform differently than securities selected in a similar fund. Performance of the Fund may be better or worse than other funds invested in similar securities.

3

Bar Chart and Performance Information

Performance.  The Fund commenced operations on April 1, 2003.  The total return for the quarter ended June 30, 2005 was 0.66 percent.

Average Annual Total Return (as of 12/31/04)

	1 Year	Since Inception*
Institutional Reserves Fund	1.32%	1.20%

*Inception date 4/01/2003

To obtain current yield information for the Fund, please call 800-798-1819.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES
(Fees paid directly from your investment)	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Operating Expenses

Management Fees	0.35	%(1)
Distribution (12b-1) Fees	0.00	%(2)
Other Expenses	0.39	%(3)
Total Fund Operating Expenses	0.74%

(1) The Fund’s Adviser voluntarily waives part of the management fee for an actual fee of 0.10 percent. The Adviser may reduce or eliminate the fee waiver at any time.

(2) The Fund’s distribution plan (12b-1) allows distribution fees of up to 0.25 percent, but no fees are currently being imposed under the plan.

(3) The Fund plan allows for an Administrative Services Fee of up to 0.25 percent, but no such fee is currently being imposed under the plan (and is not included in the table). The Fund may approve a fee of up to .25 percent at any time. During the fiscal year, the Fund’s Adviser voluntarily waived a portion of other fees for an actual fee of 0.20 percent, which made total expenses 0.30 percent. The Adviser may reduce or eliminate the fee waiver at any time.

4

EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds.  They assume that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods.  They also assume that your investment has a 5 percent return each year and that the Fund’s operating expenses stay the same.  Your actual costs may be higher or lower.

EXPENSE EXAMPLES

After 1 year	$76
After 3 years	$237
After 5 years	$411
After 10 years	$918

Description of the Fund

This section of the Prospectus provides a more complete description of the Fund’s investment objectives, principal strategies, and risks that are acceptable for an Illinois public agency.  There can, of course, be no assurance that the Fund will achieve its investment objectives.

Objectives

The Fund’s investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.  As a money market fund, the Fund must meet the requirements of SEC Rule 2a-7.  The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund’s investments.  Under Rule 2a-7, the Fund’s investments must each have a remaining maturity of no more than 397 days and the Fund must maintain an average weighted maturity that does not exceed 90 days.

Principal Investment Strategies

The Fund pursues its objectives by investing in high-quality money market obligations, that is those which have a high probability of timely payment.  The Fund may invest in:

•      U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and

•      repurchase agreements collateralized by the types of securities listed.

5

The Fund qualifies as a legal investment for public agencies and local governments under the laws of the state of Illinois.

Risk Considerations

The Fund is subject to  security selection risk. This risk is the possibility that the securities selected for the Fund do not perform as well as those selected in other funds with similar investments.  In addition, specific risks of the Fund’s portfolio include:

Interest Rate Risk.  Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields.  Generally, an increase in interest rates causes the value of a debt instrument to decrease.  The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

Credit Risk.  This is the risk that the issuer of a security or a guarantor will default (fail to make scheduled interest and principal payments or fail to fulfill its promise to repurchase securities).  The Fund invests in highly rated securities to minimize credit risk.

Security Selection Risk.  This is the risk that the securities selected may perform differently than securities selected in similar fund. Performance of the Fund may be better or worse than other funds invested in similar securities.

Other Investment Information

U.S. Government Securities.  U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Management of the Fund

Investment Adviser

The Fund’s Adviser is Investors Management Group, Ltd. (“IMG”), 1415 28th St., Suite 200, West Des Moines, Iowa 50266.  IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A.  IMG provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others.  As of June 30, 2005, IMG had approximately $4.7 billion in equity, fixed-income and money market assets under management. A discussion regarding the basis for the board of directors approving the continuation of the investment advisory contract of the Funds is available in the annual report to shareholders for the year ending March 31, 2005.

6

IMG provides investment advisory services and order placement facilities for the Fund.  For these advisory services, the Fund pays IMG a fee of 0.35 percent of average daily net assets of the Fund.   IMG has voluntarily waived the fee for an actual fee of 0.10 percent; however, IMG may reduce or eliminate the fee waiver at any time.

Portfolio Managers

The day-to-day management of the Fund’s portfolios is the responsibility of the Fixed Income Team of IMG.

Purchase and Sale of Shares

How the Fund Values Its Shares

The Fund’s NAV is calculated at 11:00 a.m. Central Standard Time each day the Federal Reserve Bank (“Fed”) and/or New York Stock Exchange (“Exchange”) is open for business.

To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost.  This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

A purchase order for shares received in good order by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day. Investments by check normally delay the date of purchase by one day.

How to Purchase Shares

You must be an Illinois public agency to purchase shares.  You may purchase shares directly or through an omnibus agency account with AMCORE Bank, N.A., Rockford, Illinois established for such public agency.

Minimum investment amounts are:
Subsequent	$50

All purchases must be in U.S. Dollars, the Fund will not accept a P.O. Box as a primary address, the Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each entity that opens an account. When you open an account, you will be asked for the name, street address, tax id number for each account

7

owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

To purchase shares of the Fund, complete an account application and return it to:

Vintage Mutual Funds, Inc.

1415 28th St., Suite 200

West Des Moines, IA 50266

Wire transfer instructions, electronic funds transfer instructions, and account application forms can be obtained by calling (800) 798-1819.  If you are an existing Fund shareholder, you may purchase additional shares by electronic funds transfer if the funds’ Transfer Agent has your bank account information on record. You may also purchase additional shares by visiting www.ipasonline.com to access your account to initiate the purchase.  When purchasing your shares by electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the electronic funds transfer has been collected.

A Fund is required to withhold 29 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not provided the Fund with their certified taxpayer identification number.  To avoid this, you must provide your correct Tax Identification Number on your account application.

Frequent purchases and redemptions of money market funds is the nature of such funds as the Funds are used for sweep arrangements and as a cash equivalent by many investors.  As a result, the Board of Directors has not adopted any policy affecting a shareholders ability to purchase and redeem shares of the Funds other than those necessary to comply with the Funds policies and procedures regarding anti-money laundering.

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open.  Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form.  Normally, proceeds will be sent  by the Fund within 3 business days.  If you recently purchased your shares by electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the electronic funds transfer has been collected.

Selling Shares Directly to the Fund

By Telephone:

You may redeem your shares by telephone request.  Call the Fund at (800) 798-1819 with instructions on how you wish to receive your redemption proceeds.

8

By Internet:

You may initiate your redemption by visiting www.ipasonline.com on the Internet.  Call the Fund at (800) 798-1819 to obtain authorization and instructions.

Automatic Redemption

The Fund may automatically redeem your shares at NAV if your account drops below $500. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your account to at least $500.

If you elect to receive distributions in cash, and checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution.  In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund.

Dividends and Distributions

Directed Dividend Option

You may elect to have all income dividends and capital gains distributions paid by electronic funds transfer or reinvested.

The Directed Dividend Option may be modified or terminated by the Fund at any time after notice to participating shareholders.  Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor.

Dividends and Capital Gains

The Fund intends to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration.  The Fund will generally pay such dividends monthly.

The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year.  A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash.  Such election must be made on the account application; any change in such election must be made in writing to the Fund at 1415 28th St., Suite 200, West Des Moines, Iowa 50266 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.  Dividends are paid in cash not later than seven business days after a shareholder’s complete redemption of his or her shares.

9

Distribution Arrangements

Share Classes

In this prospectus the Fund offers the class of shares described below:

Share Class	Class Description
“S”	These shares are normally offered through financial institutions providing automatic “sweep” investment programs to their customers.

Householding Regulatory Materials

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household.  You can call us at (800) 798-1819, or write to us at the Funds’ address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations).  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Deloitte & Touche LLP audited the information for the year ended March 31, 2004 and March 31, 2005.  Their report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

	Investment Activities				Dividends and Distributions
	NAV Beginning of Period	Net Investment Income (Loss)	Net Realized/ Unrealized Gains (Losses)	Total from Investment Activities	From Net Investment Income	From Net Realized Gains
Institutional Reserves Fund
Year Ended March 31, 2005	$1.00	0.02	0.00	0.02	(0.02)	0.00
Year Ended March 31, 2004	$1.00	0.01	0.00	0.01	(0.01)	0.00

				TOTAL RETURN / RATIOS / SUPPLEMENTARY DATA
	Total Dividends and Distributions	NAV End of Period	Total Return	Net Assets End of Period (000 omitted)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*	Ratio of Net Investment Income (Loss) to Average Net Assets*

Year Ended March 31, 2005	(0.02)	$1.00	1.59%	$43,673	0.17%	1.62%	0.72%	1.07%
Year Ended March 31, 2004	(0.01)	$1.00	1.03%	$33,034	0.14%	1.00%	0.68%	0.46%

* During the period certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

10

Investment Adviser and Administrator

Investors Management Group

1415 28th St., Suite 200

West Des Moines, Iowa 50266

Distributor

BISYS Fund Services, LP

3435 Stelzer Road

Columbus, OH 43219

Legal Counsel

Cline, Williams, Wright, Johnson & Oldfather

1900 U.S. Bank Building

233 S. 13th Street

Lincoln, Nebraska 68508

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1010 Grand Boulevard, Suite 400

Kansas City, Missouri 64106

11

For more information about the Fund, the following documents will be available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on the Fund’s investments.  In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.  The Fund’s SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Fund:

By mail:	c/o Vintage Mutual Funds, Inc.
1415 28th St., Suite 200
West Des Moines, Iowa 50266

By phone:	For Information and Literature: (800) 798-1819

By email:	Inforequest@amcore.com

Or you may view or obtain these documents from the SEC:
In person:	at the SEC’s Public Reference Room in Washington, D.C.

By phone:	1-202-942-8090(For information only)

By mail:	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(Duplicating fee required)

By email:	Publicinfo@sec.gov
By Internet:	www.sec.gov

The Fund is currently only offered to public agencies and local governments in Illinois.

File No. 811-08910

12

GOVERNMENT ASSETS FUND T Shares

LIQUID ASSETS FUND T Shares

MUNICIPAL ASSETS FUND T Shares

Prospectus

July 29, 2005

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Risk/Return Summary		3

Fees and Expenses of the Funds		5

Description of the Funds
•	Government Assets Fund	7
•	Liquid Assets Fund	7
•	Municipal Assets Fund	7

Management of the Funds		9

Purchase and Sale of Shares
•	How the Funds Value Their Shares	9
•	How to Purchase Shares	9
•	How to Exchange Shares	10
•	Auto Exchange	11
•	How to Sell Shares	11
•	Selling Shares Directly to the Fund	12
•	Auto Withdrawal Plan	12
•	Automatic Redemption	13

Dividends, Distributions, and Taxes		14

Distribution Arrangements		15

Financial Highlights		16

For more information about the Funds		BACK COVER

2

Risk/Return Summary

Government Assets Fund

Liquid Assets Fund

Municipal Assets Fund

Objectives. The investment objectives of the Funds are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.  The Municipal Assets Fund seeks current income that is exempt from federal income taxes.

Principal Investment Strategies. The Funds are “money market funds” that seek to maintain a stable net asset value of $1.00 per share.  Each Fund pursues its objectives by maintaining a portfolio of high-quality money market securities.  Each Fund primarily invests in:

•                  Government Assets Fund:  U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•                  Liquid Assets Fund:  U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high-quality commercial paper and corporate obligations.

•                  Municipal Assets Fund:  High-quality, tax-exempt debt obligations of state and municipal governments.

Principal Risks. The principal risks of investing in the Funds are interest rate risk and credit risk.  An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Bar Chart and Performance Information

The bar chart for each Fund showing its annual returns  followed by a table showing its average annual returns.  The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing the changes in the Fund’s performance from year to year over 10 years or, if less, the life of the Fund; and how the Fund’s average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.  A Fund’s past performance, of course, does not necessarily indicate how it will perform in the future.

You may obtain current yield information for the Funds by calling (800) 798-1819.

3

Government Assets Fund

The total return for the quarter ended June 30, 2005 was 0.54 percent.

During the period shown in the bar chart, the highest return for a quarter was 1.48 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.09 percent (quarter ending 12/31/03).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	10 Year
Government Assets Fund	0.61%	2.30%	3.55%

Liquid Assets Fund

The total return for the quarter ended June 30, 2005 was 0.53 percent.

During the period shown in the bar chart, the highest return for a quarter was 1.50 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.08 percent (quarter ending 12/31/03).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	Since Inception (10/15/96)
Liquid Assets Fund	0.61%	2.34%	3.32%

4

Municipal Assets Fund

The total return for the quarter ended June 30, 2005 was 0.39 percent.

During the period shown in the bar chart, the highest return for a quarter was 0.88 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.05 percent (quarter ending 09/30/03).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 year	Since Inception (10/15/96)
Municipal Assets Fund	0.41%	1.37%	1.97%

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES
(Fees paid directly from your investment)	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds.  They assume that you invest $10,000 in each Fund for the periods indicated and then redeem all your shares at the end of those periods.  They also assume that your investment has a 5 percent return each year and that the Fund’s operating expenses stay the same.  Your actual costs may be higher or lower.

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Operating Expenses			Examples
Government Assets Fund
Management Fees	0.40	%(1)	After 1 year	$85
Other Expenses	0.43	%(2)	After 3 years	$265
			After 5 years	$460
Total Fund Operating Expenses	0.83%		After 10 years	$1,025
Liquid Assets Fund
Management Fees	0.35%		After 1 year	$100
Other Expenses	0.63	%(3)	After 3 years	$312
			After 5 years	$542
Total Fund Operating Expenses	0.98%		After 10 years	$1,201
Municipal Assets Fund
Management Fees	0.35%		After 1 year	$96
Other Expenses	0.59	%(3)	After 3 years	$300
			After 5 years	$520
Total Fund Operating Expenses	0.94%		After 10 years	$1,155

(1) During the fiscal year, the Fund’s Adviser waived a portion of the management fee for an actual fee of 0.35 percent, which made the actual Total Expenses 0.78 percent.  The Adviser may reduce or eliminate the fee waiver at any time.

(2) The Fund plan allows for an Administrative Service Fee of up to 0.25 percent, but no such fee is currently being imposed under the plan (and is not included in the table).  The Fund may approve a fee of up to 0.25 percent at any time.

(3) The Fund plan allows for an Administrative Service Fee of up to 0.25 percent, but the fee currently approved under the plan is 0.15 percent (included in the table).  The Fund may approve a fee of up to 0.25 percent at any time.

Description of the Funds

This section of the Prospectus provides a more complete description of each Fund’s investment objectives, principal strategies, and risks.  There can, of course, be no assurance that any Fund will achieve its investment objective.

Understand the Risks

This section describes risks that affect the Funds’ portfolios as a whole.  Certain of these risks may apply to one or more of the Funds.  These risks are:

•                  Interest Rate Risk  This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

•                  Credit Risk  This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

•                  Security Selection Risk  This is the risk that the securities selected may perform differently than securities selected in other funds. Performance of the Fund may be better or worse than other funds invested in similar securities.

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Objectives and Principal Investment Strategies

The Funds’ investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income (exempt from Federal income taxes in the case of the Municipal Assets Fund).  As money market funds, each Fund must meet the requirements of SEC Rule 2a-7.  The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Funds’ investments.  Under Rule 2a-7, the Funds’ investments must each have a remaining maturity of no more than 397 days and the Funds must each maintain an average weighted maturity that does not exceed 90 days.

Government Assets Fund

The Fund invests exclusively in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The Fund may invest in repurchase agreements for these U.S. Government obligations.  Under normal market conditions, the Fund will invest at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Government securities.

Liquid Assets Fund

The Fund pursues its objectives by investing in high-quality money market obligations.  The Fund may invest in:

•                  U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

•                  redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer’s Home Administration guaranteed loans;

•                  high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

•                  certificates of deposit and bankers’ acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•                  high-quality, short-term corporate obligations; and

•                  repurchase agreements collateralized by the types of securities listed above.

Municipal Assets Fund

The Fund pursues its objective by investing in high-quality, tax-exempt debt obligations of state and municipal governments.  Under normal market conditions, the Fund will

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invest at least 80 percent of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities.  The Fund may invest in:

•                  tax-exempt debt obligations issued by state and municipal governments that are unrated and backed by demand repurchase commitments and participation interests in these securities; and

•                  variable rate demand notes.

The Fund may purchase new issues of tax-exempt debt obligations that are offered on a when-issued basis with the securities to be delivered and paid for approximately 45 days following the initial purchase commitment.  The Fund also may invest up to 20 percent of its assets in taxable securities.

Risk Considerations

The Funds are subject to securities selection risk. This is the risk that the securities selected may perform differently than securities selected in other funds. In addition, specific risks of the Funds’ portfolios include:

Interest Rate Risk.  Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds’ yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields.  Generally, an increase in interest rates causes the value of a debt instrument to decrease.  The change in value for shorter-term securities is usually smaller than for securities with longer maturities.  Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit Risk.  This is the risk that the issuer of a security will default (fail to make scheduled interest and principal payments).  The Funds invest in highly rated securities to minimize credit risk.

Municipal Market Risk.  The Municipal Assets Fund faces the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund’s investments.  These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.  The Fund’s investments in certain municipal securities with principal or interest payments that are made from a specific project or facility, and not from general tax revenues, may have differing  risks.  Factors affecting the project or facility, such as local or economic conditions, could have significant effect on the project’s ability to make payments of principal and interest on these securities.

Other Investment Information

U.S. Government Securities.  U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and

8

certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Temporary Defensive Position.  For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves, which are inconsistent with the Fund’s primary investment strategies.  For the Municipal Assets Fund which invests primarily in tax-exempt securities, these temporary investments could include taxable securities.  While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Management of the Funds

Investment Adviser

The Funds’ Adviser is Investors Management Group, Ltd. (“IMG”), 1415 28th St., Suite 200, West Des Moines, Iowa 50266.  IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A. IMG provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments  and charitable institutions, other mutual funds, individuals and others.  As of June 30, 2005 IMG had approximately $4.7 billion in equity, fixed-income and money market assets under management. A discussion regarding the basis for the board of directors approving the continuation of the investment advisory contract of the Funds is available in the annual report to shareholders for the year ending March 31, 2005.

IMG provides investment advisory services for the Funds.  For these advisory services for the fiscal year ending March 31, 2005, the Funds paid IMG as a percentage of average daily net assets:

Fund	Fee as a percentage of average daily net assets
Government Assets Fund	.40%*
Liquid Assets Fund	.35%
Municipal Assets Fund	.35%

*See the “Fee Table” at the beginning of the Prospectus for more information about fee waivers.

Portfolio Management

The day-to-day management of the Funds’ portfolios is the responsibility of the Fixed Income Team of IMG.

Purchase and Sale of Shares

How the Funds Value Their Shares

The Fund’s NAV is calculated at 11:00 a.m. Central Standard Time each day the Federal Reserve Bank (“Fed”) and New York Stock Exchange (“Exchange”) is open for business.

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To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their amortized cost.  This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

A purchase order for shares received in good order by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day. Investments by check normally delays the date of purchase by one day.

How to Purchase Shares

You may purchase a Fund’s shares through qualified banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds.

Minimum investment amounts are:
Initial	$1,000
Subsequent	$50

401(k) and 403(b) and other plans
Initial and Subsequent	$25

Automatic Investment Plan
Initial (per fund)	$250
Subsequent (per fund)	$25

All purchases must be in U.S. Dollars, initial purchase checks must be drawn on an account of the applicant. Third party, starter checks and credit card convenience checks are not accepted. A fee is charged for checks that do not clear, the Funds will not accept a  P.O. Box as a primary address, the Funds may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders..

To purchase shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Vintage Mutual Funds, Inc. to:

Vintage Mutual Funds, Inc.
1415 28th St., Suite 200
West Des Moines, IA 50266

An Account Application form can be obtained by calling the Funds at (800) 798-1819 or from the Funds’ website at www.VintageFunds.com.  Subsequent purchases of shares

10

of a Fund may be made at any time by mailing a check, payable to Vintage Mutual Funds, Inc., to the above address.  If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer if you have completed the appropriate section of the Account Application by calling (800) 798-1819 to arrange a transfer from your bank account.

When purchasing your shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

A Fund is required to withhold  29 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not provided the Fund with their certified taxpayer identification number.  To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. When you open an account, you will be asked for the name, street address, date of birth, and Social Security or tax id number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

We will use this information to verify the identity of the person(s)/entity opening the account. If we are unable to verify your identity, we are authorized to take any action permitted by law, including suspension of activity and involuntary redemption.

A Fund may refuse any order to purchase shares.  In particular, the Funds reserve the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions.  Frequent purchases and redemptions of money market funds is the nature of such funds as the Funds are used for sweep arrangements and as a cash equivalent by many investors.  As a result, the Board of Directors has not adopted any policy affecting a shareholders ability to purchase and redeem shares of the Funds other than those necessary to comply with the Funds policies and procedures regarding anti-money laundering.

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of the other Vintage Funds.  Exchanges of shares are made at the next-determined NAV.  You may request an exchange by mail or telephone.  The Funds may change, suspend, or terminate the exchange service at any time.

Auto Exchange

In order to participate in Auto Exchange, after completing the appropriate section of the Account Application, you must:

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•                       be a shareholder of the Funds;

•                       have a minimum initial purchase of $10,000 in the Funds; and

•                       maintain a minimum account balance of $1,000.

To change Auto Exchange instructions or to discontinue the feature, you must send a written request to the Vintage Mutual Funds, Inc., 1415 28th St., Suite 200, West Des Moines, IA 50266. The distributor may amend or terminate Auto Exchange without notice at any time.

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open, either directly or through your financial intermediary.  Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form.  Normally, proceeds will be sent  by the Fund within 3 business days.  If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Selling Shares Directly to the Fund

By Mail:

Send a signed letter of instruction to:

Vintage Mutual Funds, Inc.

1415 28th St., Suite 200

West Des Moines, IA 50266

For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures. The Funds will accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program).  Members are subject to dollar limitations which must be considered when requesting their guarantee.  The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners.  If you have any questions about the procedures, contact IMG.

By Telephone:

You may redeem your shares by telephone request unless you choose not to have this option on the Account Application.  Call the Funds at (800) 798-1819 with instructions on how you wish to receive your sale proceeds.

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By Check:

A free check writing service is available for the Funds.  To establish this service and obtain checks:

•                  at the time the account is opened, complete the Signature Card section of the Account Application Form; or

•                  after opening an account in the Fund, contact the Funds by telephone or mail to obtain an Account Application Form, and complete and return the Signature Card section.

You will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented for payment.  Upon 30 days’ prior written notice to you, the check writing privilege may be modified or terminated.  You may not close a Fund account by writing a check.  There is a $25 charge for each stop payment request.  The minimum check amount is $250.

Auto Withdrawal Plan

The Auto Withdrawal Plan enables you, as a shareholder of the Fund, to make regular monthly redemptions of shares.  With your authorization, the Transfer Agent will automatically redeem shares at NAV on the dates of the withdrawal and have it automatically deposited into your bank account or a check in the amount specified mailed to you.  In order to participate:

•                       the required minimum withdrawal is $100; and

•                       the Fund must maintain a $1,000 minimum balance.

To participate in the Auto Withdrawal Plan, you should call (800) 798-1819 for more information.

Automatic Redemption

The Fund may automatically redeem your shares at NAV if your account drops below $500. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your account to at least $500.

If you elect to receive distributions in cash, and checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution.  In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund.

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Dividends, Distributions, and Taxes

Directed Dividend Option

You may elect to have all income dividends and capital gains distributions paid by check or reinvested in any other Vintage Fund (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to participating shareholders.  Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor.  The Directed Dividend Option is not available to participants in an IRA.

Dividends and Capital Gains

The Funds intend to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration.  These Funds will generally pay such dividends monthly.

Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year.  A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of a Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash.  Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at 1415 28th St., Suite 200, West Des Moines, Iowa 50266 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.  Dividends are paid in cash not later than seven business days after a shareholder’s complete redemption of his or her shares.

Tax Considerations

Dividends that are distributed by a Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as “exempt-interest dividends” will be exempt from regular federal income taxation.  However, if tax-exempt interest earned by the Fund constitutes an item of tax preference for purposes of the alternative minimum tax (“AMT”), then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference.  In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to AMT income for purposes of the AMT and the environmental tax imposed under Code Sections 55 and 59A, respectively.  Only the Municipal Assets Fund is expected to be eligible to designate certain dividends as “exempt-interest dividends.”

Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are included in the tax base for determining the extent to which Social Security and railroad benefits will be subject to federal income tax.  All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

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Dividends paid out of a Fund’s investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held a Fund’s shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year.  Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Funds will notify shareholders of the tax status of dividends and distributions.

Distributions from all of the Funds may be subject to state and local taxes. Distributions of a Fund that are derived from interest on U.S. Government securities may be exempt from state and local taxes in certain states.  In certain states, distributions of the Municipal Assets Fund that are derived from interest on obligations of that state or its municipalities or any political subdivisions may be exempt from state and local taxes.  Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from U.S. Government securities and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

Distribution Arrangements

Share Classes

In this prospectus the Funds offer the class of shares described below.

Share Class	Class Description
“T”

These shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in “T” shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers’ inquiries concerning their investments, though they may also be used in “sweep” programs. These shares bear separate distribution and/or shareholder servicing fees. Participating organizations selling or servicing these shares may receive different compensation with respect to one class over another.

15

Administrative Service Fees.  Each Fund has adopted a plan under the Administrative Services Plan that allows the Fund to pay service fees.

The Government Assets Fund plan allows charges of up to 0.25 percent but no fees are currently authorized under the plan.

The Liquid Assets Fund plan allows charges of up to 0.25 percent but only 0.15 percent is currently authorized under the plan.

The Municipal Assets Fund plan allows charges of up to 0.25 percent but only 0.15 percent is currently authorized under the plan.

Householding Regulatory Materials.  To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household.  You can call us at (800) 798-1819, or write to us at the Funds’ address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).  Deloitte & Touche LLP audited the information for the years ended March 31, 2004 and March 31, 2005.    Their report, along with the Funds’ financial statements, are included in the Funds’ annual reports, which are available upon request.  The financial information for the periods prior to April 1, 2003 was audited by other auditors.

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		Investment Activities				Dividends and Distributions
		NAV Beginning of Period	Net Investment Income (Loss)	Net Realized/ Unrealized Gains (Losses)	Total from Investment Activities	From Net Investment Income	From Net Realized Gains	Total Dividends and Distributions
Government Assets Fund “T” Shares
Year Ended	March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)
Year Ended	March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended	March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)
Year Ended	March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)
Year Ended	March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)

Liquid Assets Fund “T” Shares
Year Ended	March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)
Year Ended	March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended	March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)
Year Ended	March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)
Year Ended	March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)

Municipal Assets Fund “T” Shares
Year Ended	March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)
Year Ended	March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended	March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)
Year Ended	March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)
Year Ended	March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)

		NAV End of Period	Total Return	Net Assets End of Period (000 omitted)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Ratio of Net Investment Income (Loss) to Average Net Assets*
Government Assets Fund “T” Shares
Year Ended	March 31, 2005	$1.00	0.95%	$96,751	0.78%	0.93%	1.08%	0.63%
Year Ended	March 31, 2004	$1.00	0.40%	$97,811	0.75%	0.41%	0.81%	0.36%
Year Ended	March 31, 2003	$1.00	0.96%	$168,574	0.72%	0.95%	0.77%	0.90%
Year Ended	March 31, 2002	$1.00	2.66%	$134,316	0.68%	2.69%	0.73%	2.64%
Year Ended	March 31, 2001	$1.00	5.73%	$170,838	0.68%	5.59%	0.73%	5.54%

Liquid Assets Fund “T” Shares
Year Ended	March 31, 2005	$1.00	0.94%	$13,461	0.98%	0.93%	1.08%	0.83%
Year Ended	March 31, 2004	$1.00	0.41%	$18,804	0.87%	0.41%	1.05%	0.23%
Year Ended	March 31, 2003	$1.00	1.06%	$29,287	0.86%	1.09%	—	—
Year Ended	March 31, 2002	$1.00	2.73%	$44,038	0.86%	2.57%	—	—
Year Ended	March 31, 2001	$1.00	5.80%	$30,590	0.86%	5.65%	—	—

Municipal Assets Fund “T” Shares
Year Ended	March 31, 2005	$1.00	0.58%	$3,961	0.85%	0.59%	1.09%	0.35%
Year Ended	March 31, 2004	$1.00	0.26%	$3,666	0.95%	0.26%	1.16%	0.05%
Year Ended	March 31, 2003	$1.00	0.55%	$5,493	0.92%	0.56%	—	—
Year Ended	March 31, 2002	$1.00	1.70%	$6,053	0.86%	1.67%	—	—
Year Ended	March 31, 2001	$1.00	3.31%	$6,054	0.87%	3.26%	—	—

* During the period certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

17

Investment Adviser and Administrator

Investors Management Group

1415 28th St., Suite 200

West Des Moines, Iowa 50266

Distributor

BISYS Fund Services Limited Partnership

3435 Stelzer Road

Columbus, Ohio 43219

Legal Counsel

Cline, Williams, Wright, Johnson & Oldfather

1900 U.S. Bank Building

233 S. 13th Street

Lincoln, Nebraska 68508

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1010 Grand Boulevard, Suite 400

Kansas City, Missouri 64106

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For more information about the Funds, the following documents are available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on each Fund’s investments.  In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The Vintage Funds have an SAI, which contains more detailed information about each Fund, including its operations and investment policies.  The Funds’ SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Funds:

By mail:	c/o Vintage Mutual Funds, Inc.
1415 28th St., Suite 200
West Des Moines, IA 50266

By phone:	For Information and Literature: (800) 798-1819

By email:	Inforequest@amcore.com

By Internet:	www.VintageFunds.com

Or you may view or obtain these documents from the SEC:
In person:	at the SEC’s Public Reference Room in Washington, D.C.

By phone:	1-202-942-8090(For information only)

By mail:	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(Duplicating fee required)

By email:	Publicinfo@sec.gov
By Internet:	www.sec.gov

The Vintage Funds may not be available in all states.  Please contact the Funds to determine if the Funds are available for sale in your state.

File No. 811-08910

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INSTITUTIONAL MONEY MARKET FUND

PROSPECTUS

July 29, 2005

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Fund	4

Description of the Fund	5

Management of the Fund	6

Purchase and Sale of Shares
• How the Fund Values Its Shares	6
• How to Purchase Shares	7
• How to Sell Shares	7
• Automatic Redemption	8

Dividends and Distributions	8

Distribution Arrangements	9

Financial Highlights	9

For More Information About the Fund	BACK COVER

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Risk/Return Summary

OBJECTIVES. The investment objectives of the Fund are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund is a “money market fund” that seeks to maintain a stable net asset value of $1.00 per share. The Fund qualifies as a legal investment for public schools, agencies and local governments under the laws of the state of Iowa.

The Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. The Fund primarily invests in:

•      U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

•      redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer’s Home Administration guaranteed loans.

•      high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

•      certificates of deposit and bankers’ acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•      high-quality, short-term corporate obligations; and

•      repurchase agreements collateralized by the types of securities listed above.

PRINCIPAL RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and security selection risk. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•      Interest Rate Risk. This is the risk that returns will fluctuate more than expected because of changes in the level of interest rates.

•      Credit Risk. This is the risk associated with the ability of the firm that issues or guarantees securities to meet its obligations on those securities or guarantees.

•      Security Selection Risk. This risk is the possibility that the choices in selecting securities do not perform as well as alternative securities.

PERFORMANCE: Since this is a new Fund, there is no performance information to report or which may be included.  To obtain current yield information for the Fund, please call 866-720-2995.

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Fees And Expenses Of The Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES
(Fees paid directly from your investment)	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

OPERATING EXPENSES

Management Fees	0.35	%(1)
Distribution (12b-1) Fees	0.00	%(2)
Other Expenses	0.39	%(3)
Total Fund Operating Expenses	0.74%

(1) The Fund’s Adviser has voluntarily waived all or a portion of the management fee. The Adviser may eliminate all or part of the fee waiver at any time.

(2) The Fund’s distribution plan allows distribution fees of up to 0.25 percent, but no fees are currently being paid under the plan.

(3) The Fund’s administrative services plan allows fees of up to 0.25 percent, but no fees are currently being paid under the plan. The Fund’s Adviser has voluntarily waived all or a portion of other fees.   Due to fee waivers, current total expenses are 0.15 percent.  The Adviser may eliminate all or part of the fee waiver at any time.

EXPENSE EXAMPLE

The Expense Example below is provided to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Expense Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. The Expense Example also assumes that your investment has a 5 percent return each year and that the Fund’s total operating expenses (not accounting for the voluntary waivers and fee reimbursements) stay the same. Your actual costs may be higher or lower.

EXPENSE EXAMPLES

After 1 year	$76
After 3 years	$237

Assuming the fee waivers and expense reimbursements described above remain in effect for the entire first three years of the Fund's operations, the Expense Example would be $15 for the first year and $48 after three years.

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Description Of The Fund

This section of the Prospectus provides a more complete description of the Fund’s investment objectives, principal strategies, and risks. There can, of course, be no assurance that the Fund will achieve its investment objectives.

OBJECTIVES

The Fund’s investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. As a money market fund, the Fund must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund’s investments. Under Rule 2a-7, the Fund’s investments must each have a remaining maturity of no more than 397 days and the Fund must maintain an average weighted maturity that does not exceed 90 days.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objectives by investing in high-quality money market obligations. The Fund is offered to public and private K-12 schools, community colleges and other post secondary educational institutions (collectively “Educational Institutions”) and qualifies as a legal investment for public schools, agencies and local governments under the laws of the state of Iowa.  The Fund may invest in:

•      U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

•      redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer’s Home Administration guaranteed loans.

•      high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

•      certificates of deposit and bankers’ acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•      high-quality, short-term corporate obligations; and

•      repurchase agreements collateralized by the types of securities listed above.

The Fund qualifies as a legal investment for public Educational Institutions and other agencies and local governments under the laws of the state of Iowa.

RISK CONSIDERATIONS

The Fund is subject to security selection risk. This risk is the possibility that the securities selected for the Fund do not perform as well as those selected in other funds with similar investments. In addition, specific risks of the Fund’s portfolio include:

INTEREST RATE RISK. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

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CREDIT RISK. This is the risk that a security’s credit rating will be downgraded or that the issuer of a security or a guarantor will default (fail to make scheduled interest and principal payments or fail to fulfill its promise to repurchase securities). The Fund invests in securities issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  The entities while chartered or sponsored by the U.S. Congress, are not funded by appropriations from the U.S. Congress and the debt or mortgage related securities issued by them are neither guaranteed nor insured by the United States Government. Nevertheless, the Fund will invest in only highly rated securities to minimize credit risk.

Management Of The Fund

INVESTMENT ADVISER

The Fund’s Adviser is Investors Management Group, Ltd. (“IMG”), 1415 28th St., Suite 200, West Des Moines, Iowa 50266. IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A., a national bank. IMG provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2005, IMG had approximately $4.7 billion in equity, fixed-income and money market assets under management. A discussion regarding the basis for the board of directors approving the continuation of the investment advisory contract of the Funds is available in the annual report to shareholders for the year ending March 31, 2005.

IMG provides investment advisory services for the Fund. For these advisory services, the Fund pays IMG a fee of 0.35 percent of average daily net assets of the Fund.  IMG currently waives a portion of the fee.  IMG may eliminate the fee waiver, in whole or in part at any time.

Purchase And Sale Of Shares

HOW THE FUND VALUES ITS SHARES

The Fund’s NAV is calculated at 11:00 a.m. Central Standard Time each day the Federal Reserve Bank (“Fed”) and the New York Stock Exchange (“Exchange”) is open for business and any other day except days on which there are not sufficient changes in the value of the Fund’s portfolio securities that the Fund’s net asset value might be materially affected and days during which no shares are tendered for redemption and no orders to purchase shares are received. Currently, the Fed and the Exchange are closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

To calculate NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

A purchase order for shares received in good order (as described below under “How To Purchase Shares” by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day.

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HOW TO PURCHASE SHARES

Only Educational Institutions may purchase shares.

Minimum investment amounts are:
Initial	$1,000
Subsequent	$50

All purchases must be in U.S. Dollars. The Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

A “good order” to purchase shares of the Fund, first requires that an authorized official complete an Account Application and return it along with ACH instructions and authorization in at least the minimum initial purchase amount, made payable to Vintage Mutual Funds, Inc. to:

Vintage Mutual Funds, Inc.

1415 28th St., Suite 200

West Des Moines, IA 50266

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each entity that opens an account. When you open an account, you will be asked for the name, street address, tax id number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

An Account Application form can be obtained by calling the Fund at (866) 720-2995. Subsequent purchases of shares of the Fund may be made at any time by mailing a check, payable to Vintage Mutual Funds, Inc., to the above address, or by electronic funds transfer if you have completed the appropriate section of the Account Application. The transaction may be initiated electronically through IPASonline, or by calling (866) 720-2995 to arrange transfer from your bank account.

When purchasing your shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

The Fund is required to withhold 29% of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number on your Account Application.

Frequent purchases and redemptions of money market funds is the nature of such funds as the Funds are used for sweep arrangements and as a cash equivalent by many investors.  As a result, the Board of Directors has not adopted any policy affecting a shareholder’s ability to purchase and redeem shares of the Fund other than those necessary to comply with the Fund’s policies and procedures regarding anti-money laundering.

HOW TO SELL SHARES

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 3 business days. If you recently purchased

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your shares by electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the electronic funds transfer has been collected.

BY TELEPHONE:

You may redeem your shares by telephone request. Call the Fund at (866) 720-2995 with instructions on how you wish to receive your redemption proceeds.

BY INTERNET:

You may initiate your redemption by visiting www.IPASeducation.com on the Internet. Call the Fund at (866) 720-2995 to obtain authorization and instructions.

AUTOMATIC REDEMPTION

The Fund may automatically redeem your shares at NAV if your account drops below $500. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your account to at least $500.

If you elect to receive distributions in cash, and checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund.

Dividends And Distributions

DIRECTED DIVIDEND OPTION

You may elect to have all income dividends and capital gains distributions paid by electronic funds transfer or reinvested.

The Directed Dividend Option may be modified or terminated by the Fund at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor.

DIVIDENDS AND CAPITAL GAINS

The Fund intends to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration. The Fund will generally pay such dividends monthly.

The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the account application; any change in such election must be made in writing to the Fund at 1415 28th St., Suite 200, West Des Moines, Iowa 50266 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

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Distribution Arrangements

SHARE CLASSES

In this prospectus the Fund offers only one class of shares. These shares are only available to Educational Institutions.

FINANCIAL HIGHLIGHTS

Since this is a new Fund, there is no financial highlights information included.

INVESTMENT ADVISER AND ADMINISTRATOR

Investors Management Group

1415 28th St., Suite 200

West Des Moines, Iowa 50266

DISTRIBUTOR

BISYS Fund Services LP

3435 Stelzer Road

Columbus, OH 43219

LEGAL COUNSEL

Cline, Williams, Wright, Johnson & Oldfather, LLP

1900 U.S. Bank Building

233 S. 13th Street

Lincoln, Nebraska 68508

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1010 Grand Boulevard, Suite 400

Kansas City, Missouri 64106

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For more information about the Fund, the following documents will be available:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Annual and Semi-Annual Reports to Shareholders contain additional information on the Fund’s investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund’s SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI by contacting the Fund:

By mail:                     c/o Vintage Mutual Funds, Inc.

1415 28th St., Suite 200

West Des Moines, Iowa 50266

By phone:                 For Information and Literature:     (866) 720-2995

By email:                   Inforequest@amcore.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

In person:                 at the SEC’s Public Reference Room in Washington, D.C.

By phone:                 1-202-942-8090 (For information only)

By mail:                     Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-6009

(Duplicating fee required)

By email:                   PUBLICINFO@SEC.GOV

By Internet:              WWW.SEC.GOV

The Fund’s SEC Registration Number is 811-08910.

The Fund may not be available in all states. Please contact the Fund to determine if the Fund is available for sale in your state.

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Investment Adviser and Administrator

Investors Management Group 1415 28th St., Suite 200 West Des Moines, Iowa 50266

Distributor

BISYS Fund Services Limited Partnership 3435 Stelzer Road Columbus, Ohio 43219

Legal Counsel

Cline, Williams, Wright, Johnson & Oldfather 1900 U.S. Bank Building 233 S. 13th Street Lincoln, Nebraska 68508

Independent Registered Public Accounting Firm

Deloitte & Touche LLP 1010 Grand Boulevard, Suite 400 Kansas City, Missouri 64106

Risk/Return Summary	2

• Vintage Balanced Fund	3

• Vintage Stock Funds	4

Fees and Expenses of the Funds	6

Description of the Funds	7

• Vintage Balanced Fund	8

• Vintage Equity Fund	8

• Vintage Growth Fund	9

Management of the Funds	10

Purchase and Sale of Shares	11

• How the Funds Value Their Shares	11

• How to Purchase Shares	12

• Automatic Investment Plan	13

• How to Exchange Shares	13

• How to Sell Shares	14

• Auto Withdrawal Plan	14

• Automatic Redemption	15

Dividends, Distributions, and Taxes	15

Distribution Arrangements	16

Financial Highlights	18

For more information about the Funds	Back Cover

Risk/Return Summary

The following is a summary of certain key information about the Funds. You will find additional information about the Funds after this summary.

In this summary, we will identify certain kinds of risks that apply to one or more of the Funds. These risks are:

• Market Risk This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.

• Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

• Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

The summary also describes specific risks that may apply to one Fund.

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing:

• changes in the Fund's performance from year to year over 10 years or, if less, the life of the Fund; and

• how the Fund's average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.

Keep in mind that past performance, whether before or after taxes, is not indicative of future performance.

Other important things for you to note:

• You may lose money by investing in a Fund.

• An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• The returns presented below are shown both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and (2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. For the calculations assuming all shares are sold at the end of each period, a negative pre-tax total return translates into a higher after-tax return because the calculation assumes a tax deduction for the loss incurred on the sale.

Actual after-tax returns will vary based on each investor's tax situation and may differ from those shown. Note that for funds owned in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax returns do not apply because such accounts are not subject to current taxes.

Some of the Funds are offered with multiple classes of shares. The annual returns shown in the bar chart are for one class only. Returns, whether before or after taxes for other classes may vary.

2

Vintage Balanced Fund

Vintage Balanced Fund	Objective. The Fund's investment objective is long-term growth of capital and income.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of equity securities and fixed-income securities. The Fund may invest up to 75 percent of its total assets in equity securities, primarily large capitalization companies with strong earnings potential. The Fund normally invests at least 25 percent of its total assets in fixed-income securities, of which 65 percent will be invested in fixed-income securities rated in the three highest rating categories or, if unrated, of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 10 years for its investments in fixed-income securities.

Principal Risks. The principal risks of investing in the Fund are market risk, interest rate risk, and credit risk. The Fund's investments in both equity and fixed-income securities have allocation risk, which is the risk that the allocation of the investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.

The total return for the quarter ended June 30, 2005 was 1.74 percent.

An index? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.	During the period shown in the bar chart, the highest return for a quarter was 16.95 percent (quarter ending 12/31/98) and the lowest return for a quarter was –12.13 percent (quarter ending 6/30/02).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	Since Inception (06/01/95)
Vintage Balanced Return Before Taxes	3.18%	–2.83%	6.36%
Return After Taxes on Distributions	2.63%	–3.72%	4.89%
Return After Taxes on Distributions and Sales of Fund Shares	2.10%	–2.93%	4.06%
50% S&P 500 / 50% Lehman Int. Gov't/Credit	6.97%	2.75%	9.83%

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  Vintage Stock Funds

Vintage Equity Fund	Objective. The Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies. The Fund invests at least 80 percent of its net assets in equity securities. The Fund invests mainly in large capitalization companies with strong earnings potential. The Fund attempts to achieve higher overall return while minimizing risk by investing in these large capitalization companies.

Principal Risks. The principal risk of investing in the Fund is market risk.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.

The annual returns in the bar chart are for the Fund's Class S shares.

The total return for the quarter ended June 30, 2005 was 0.69 percent.

An index? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.	During the period shown in the bar chart, the highest return for a quarter was 27.51 percent (quarter ending 12/31/98) and the lowest return for a quarter was –19.63 percent (quarter ending 9/30/01).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	10 Year	Since Inception*
Vintage Equity-S Shares Return Before Taxes	3.04%	–7.07%	8.70%	7.86%
Return After Taxes on Distributions	3.03%	–7.37%	7.21%	6.53%
Return After Taxes on Distributions and Sales of Fund Shares	2.43%	–5.70%	6.08%	5.54%
Vintage Equity-T Shares Return Before Taxes	3.35%	–6.83%	8.87%	8.00%
Return After Taxes on Distributions	3.34%	–7.14%	7.38%	6.67%
Return After Taxes on Distributions and Sales of Fund Shares	2.67%	–5.53%	6.23%	5.67%
S&P 500	10.86%	–2.30%	12.07%	12.04%

*Inception Date for Class S 12/15/92. Inception Date for Class T 02/14/98.

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Performance figures reflect a "blended" figure combining the following methods of calculation (a) for periods before February 14, 1998, the figure used is based on the Fund's Class S performance; and (b) for periods after February 14, 1998, an actual Class T figure is used reflecting a deduction of all applicable charges and fees for that Class. This blended figure assumes reinvestment of dividends and capital gains.

Vintage Growth Fund	Objective. The Fund's investment objective is long-term capital growth.

Principal Investment Strategies. The Fund normally invests in companies with a range of capitalizations that exhibit a strong potential for price appreciation relative to other companies. The Fund invests in securities of companies the Adviser believes to be in high growth industries, companies with products in niche markets, and securities which are temporarily undervalued.

Principal Risks. The principal risk of investing in the Fund is market risk. To the extent the Fund invests in small or medium capitalization companies, its returns may be more volatile and differ, sometimes significantly, from the overall U.S. market. In addition, these companies may have more risk because they often have limited product lines, markets, or financial resources.

Bar Chart and Performance Information

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year. The Fund's past performance does not necessarily indicate how it will perform in the future.

The total return for the quarter ended June 30, 2005 was –1.10 percent.

An index? An "index" is a formula used to measure the performance of a particular part of the market and compare against a Fund's performance.	During the period shown in the bar chart, the highest return for a quarter was 27.25 percent (quarter ending 12/31/98) and the lowest return for a quarter was –23.52 percent (quarter ending 9/30/01).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	Since Inception*
Vintage Growth Return Before Taxes	0.23%	–8.46%	4.44%
Return After Taxes on Distributions	0.21%	–9.66%	3.11%
Return After Taxes on Distributions and Sales of Fund Shares	0.17%	–7.39%	2.55%
Russell 1000 Growth	6.30%	–9.29%	11.22%
S&P 500	10.86%	–2.30%	9.84%

*Inception Date 09/29/95

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Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses	(Fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) and Examples	The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the periods indicated and then redeem all your shares at the end of those periods. They also assume your investment has a 5 percent return each year and the Fund's operating expenses stay the same. Your actual costs may be higher or lower.

Operating Expenses			Examples
Vintage Balanced Fund
Management Fees	0.75%		After 1 year	$148
Other Expenses	0.70	%(1,2,3)	After 3 years	$459
			After 5 years	$792
Total Fund Operating Expenses	1.45%		After 10 years	$1,735
Vintage Equity Fund
Class S
Management Fees	0.75%		After 1 year	$153
Other Expenses	0.75	%(2)	After 3 years	$474
			After 5 years	$818
Total Fund Operating Expenses	1.50%		After 10 years	$1,791
Class T
Management Fees	0.75%		After 1 year	$127
Other Expenses	0.50	%(2,3)	After 3 years	$397
			After 5 years	$686
Total Fund Operating Expenses	1.25%		After 10 years	$1,511
Vintage Growth Fund
Management Fees	0.95%		After 1 year	$157
Other Expenses	0.59	%(2,3)	After 3 years	$486
			After 5 years	$839
Total Fund Operating Expenses	1.54%		After 10 years	$1,834

What does it mean? "Management fees" are paid to the investment adviser for managing the investments and conducting other functions.

What does it mean? "Other expenses" are paid to help cover the costs of operating the Fund such as fees for registering the Fund, custody, and transfer agency.

  (1)  During the fiscal year the Fund's Adviser waived a portion of the other expenses for an actual fee of 0.60 percent, which made the Total Expenses 1.35 percent. The Adviser may reduce or eliminate the fee waiver at any time.

  (2)  The Fund's distribution plan allows distribution fees of up to 0.25 percent, but no fees are currently being paid under the plan (and is not included in the table). The Fund may approve a fee of up to 0.25 percent at any time.

  (3)  The Fund plan allows for an administrative services fee of up to 0.25 percent, but no such fee is currently being imposed under the plan (and is not included in the table). The Fund may approve a fee of up to 0.25 percent at any time.

How are expenses paid? You don't pay for operating expenses from your own account. Instead, the Fund pays the expenses and then charges each investor an equal portion of the expense per share.

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Description of the Funds

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies, and risks. There can, of course, be no assurance that any Fund will achieve its investment objective.

Understand the Risks

This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

• Market Risk This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.

• Interest Rate Risk This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

• Credit Risk This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

• Security Selection Risk This risk is the possibility that securities selected for the Funds do not perform as well as other funds.

7

Vintage Balanced Fund

Objectives and Principal Investment Strategies	The Fund's investment objective is long-term growth of capital and income. The Fund invests in a diversified portfolio of equity securities and fixed-income securities. Normally, the Fund invests up to 75 percent of its total assets in equity securities and at least 25 percent of its total assets in fixed-income securities. The investment manager allocates holdings to take advantage of economic conditions, general market trends, interest rate levels, and changes in fiscal and monetary policies.

What is risk? Every Fund has risks, some more than others. But there's another kind of risk you might also consider; the risk of not reaching your goal. For example, if you're trying to earn enough to pay for college in, say, ten years, a low-interest bond fund may not earn enough to grow your money in time. That's why knowing your goal and the time frame for reaching that goal are crucial steps in choosing the right investments.	For the equity portion of the portfolio, the Fund selects investments based on an earnings focus that considers quantitative and qualitative factors, such as revenue potential, balance sheet strength, management quality, industry leadership, profit margins, cash flow generation and identifiable growth catalysts. The Fund seeks industry and stock diversification to minimize risk. The Fund's investments in equity securities include common stocks, preferred stocks, and convertible securities. The Fund also may invest in foreign securities through the purchase of American Depository Receipts ("ADRs").

In the fixed-income portion of the portfolio, the Fund expects to maintain a dollar-weighted average maturity of 4 to 10 years. The Fund will invest approximately 65 percent of this portion of its portfolio in investment grade securities (rated in the three highest rating categories or, if unrated, of comparable quality). These securities include corporate debt securities, mortgage-related and asset-backed securities, and U.S. Government obligations. The Fund invests in bonds, notes, and debentures of a wide range of U.S. corporate issuers. The Fund also may invest up to 25 percent of the fixed-income portion of its portfolio in lower-rated securities.

Risk Considerations	The principal risks of the Balanced Fund are market risk, interest rate risk, credit risk, and security selection risk. In addition, the Fund has allocation risk, which is the risk that the allocation of investments between equity and debt securities will have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

The fixed-income portion of the Fund's portfolio has similar risks to those discussed above for the Vintage Bond Funds. These include the risk of investing in mortgage-related securities, which tend to be more volatile than other types of fixed-income securities, and the risk of investing in lower-rated securities, which may have more interest rate and credit risk.

Vintage Stock Funds

Objectives and Principal Investment Strategies Vintage Equity Fund	The Fund's investment objective is long-term capital appreciation. The Fund normally invests at least 80 percent of its net assets in equity securities. The Fund primarily invests in large capitalization companies with strong earnings potential. The Fund strives for high overall return, while minimizing risk through the selection of higher-quality equity securities. The Fund invests in common stocks and convertible and preferred securities. The Fund also may invest in foreign securities through the purchase of ADRs.

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Focusing on earnings, the Fund selects equity securities using a process that features thorough research and fundamental analysis based on a "bottom up" approach. The Fund, through a variety of sources, identifies investment opportunities that exhibit superior growth potential. The Fund selects investments based on a long-term perspective and emphasizes quality and consistency of earnings.

The earnings focus of the selection process utilizes a number of factors. These factors are quantitative and qualitative. They include revenue potential, balance sheet strength, management quality, industry leadership, profit margins, cash flow generation and identifiable growth catalysts.

The Fund generally invests in those firms whose stock trades at an attractive price relative to earnings potential in relation to overall market, relevant peer group and historical trading range valuations. The Fund may sell stocks that it believes to be over-valued relative to earnings growth potential, when fundamentals weaken or when better prospects are discovered.

Vintage Growth Fund	The Fund's investment objective is long-term capital growth. The Fund invests primarily in equity securities of companies with a range of capitalizations that exhibit a strong potential for price appreciation relative to the general equity markets. The Fund invests in common stocks and convertible and preferred securities. The Fund also may invest in foreign securities through the purchase of ADRs. Dividend income is not a factor in selecting investment securities.

Using the same earnings-focused criteria described for the Equity Fund, the Fund seeks investments in firms with superior earnings potential and products in niche markets and stocks that are perceived to be temporarily under-valued. The Fund may make more significant investments in firms or industry sectors that are believed to be particularly attractive. The Fund may make more frequent purchases or sales of stocks based on rapid swings in relative valuations.

Risk Considerations	The principal risks of the Stock Funds are market risk and securities selection risk. To the extent that the Funds may invest in small and medium capitalization companies, they may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. Also, the market for the sale of small-cap stocks may be less liquid. To the extent that the Funds may invest in foreign securities, they may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

Other Investment Information	Mortgage-Related and Asset-Backed Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies).

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Market capitalization? All stocks have a "market capitalization." It refers to the stock's total value in the marketplace, determined by multiplying the number of shares issued times the price of each share. For example, a company with many millions of shares selling at a high price has a large market capitalization and would be called a "large cap" stock. A company with relatively few shares selling at a low price would be called a "small cap" stock.	Asset-backed securities represent fractional interests in pools or leases, retail installment loans or revolving credit receivables, both secured and unsecured. These assets are generally held by a trust, and payments of principal and interest or interest only are passed-through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

U.S. Government Securities. U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Portfolio Turnover Rate. The portfolio turnover rate for each Fund is included in the Financial Highlights Section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100 percent. A higher rate of portfolio turnover increases brokerage and other expenses and may affect a Fund's returns. A higher portfolio turnover rate also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to a Fund's shareholders.

Temporary Defensive Position. For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves, that are inconsistent with the Fund's primary investment strategies. For those Funds that invest primarily in tax-exempt securities, these temporary investments could include taxable securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Management of the Funds

Investment Adviser	The Funds' Adviser is Investors Management Group, Ltd. ("IMG"), 1415 28th St., Suite 200, West Des Moines, Iowa 50266. IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A. IMG provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2005, IMG had approximately $4.7 billion in equity, fixed-income and money market assets under management. A discussion regarding the basis for the board of directors approving the continuation of the investment advisory contract of the Funds is available in the annual report to shareholders for the year ending March 31, 2005.

IMG provides investment advisory services for the Funds. For these advisory services for the fiscal year ended March 31, 2005, the Funds paid fees to IMG as a percentage of average daily net assets as follows:

Fund	Fee as a percentage of average daily net assets
Vintage Balanced Fund	.75%
Vintage Equity Fund	.75%
Vintage Growth Fund	.95%

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Portfolio Managers	The Vintage Equity Fund and Vintage Growth Fund are managed by the Equity Team of IMG. The Equity Team consists of Jeff Lorenzen, Jim Thompson and Don Radtke. Jim Thompson is the lead member of the Equity Team for the Vintage Equity Fund and Don Radtke is the lead member of the Equity Team for the Vintage Growth Fund. The Equity Team meets as a group to determine current investment strategy and the lead member of the team manages the day-to-day purchases and sale of securities for the respective Fund. The equity portion of the Vintage Balanced Fund is managed by the Equity Team with Jim Thompson as the lead member and the Fixed Income Team manages the fixed income portion. The Fixed Income Team consists of Jeff Lorenzen, Kevin Croft and Laurie Mardis. Kevin Croft is the lead member of the Fixed Income Team for the Vintage Balanced Fund. The allocation of the Vintage Balanced Fund's assets between equities and fixed income securities is determined jointly by the Equity and Fixed Income Teams.

Jeff Lorenzen, CFA has been employed by IMG in various positions since 1992. He is currently President of IMG and has served as Chief Investment Officer since 2003. Prior to that he was Supervising Fixed Income Manager from 2000-2003. Jeff has a B.B.A degree from the University of Iowa and a M.B.A. from Drake University.

Jim Thompson, CFA has been Director of Investment Strategy and Equity Research with IMG since 2003. Prior to that he was a High Yield Analyst with Principal Global Investors from 2002-2003, and a graduate student from 2000-2001. Jim has a B.S. degree from Drake University and a M.B.A. from the University of Iowa.

Don Radtke has been an Equity Manager for IMG since 2000. Don has a B.A. degree from the University of Wisconsin-Milwaukee and a M.B.A from the University of Minnesota.

Kevin Croft, CFA has been Supervising Fixed Income Manager of IMG since 2003. Prior to that, he was employed as a Portfolio Manager with Principal Global Investors from 1993-2003. Kevin has B.S.B.A. degree and a M.B.A. from Drake University.

Laurie Mardis, CFA, has been a Fixed Income Manager with IMG since 2001. Prior to that she worked for Wells Fargo & Company from 1996-2001, in fixed income research and portfolio management. Laurie has a B.S.B.A. degree and a M.B.A. from Drake University.

Additional information about the Portfolio Managers (compensation, ownership in the Funds, and other accounts managed by them, if any) is available in the Statement of Additional Information.

Purchase and Sale of Shares

How the Funds Value Their Shares	The Funds are open for business each day that the New York Stock Exchange ("Exchange") and the Federal Reserve Bank ("Fed") are open for business. Each Fund's net asset value or NAV is calculated as of the close of business of the Exchange, normally 3:00 p.m. Central Standard Time each day the Exchange is open for business, and the purchase or redemption price is based on the next calculation of the Fund's NAV after the order is placed. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

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NAV? Why is a share priced at something called the "NAV" (net asset value)? If you take the total value of all the securities held by the Fund, deduct the expenses paid by the Fund, and then divide that net result by the number shares owned by investors, you get the share's net asset value. The NAV is calculated at the end of each business day of the Fund.

To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their assets at their current market value determined on the basis of market quotations, or in circumstances where such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value ("Fair Value Pricing"). These circumstances include situations where the security is thinly traded or is restricted. The use of fair value pricing may result in the value of the security to be over or under valued.

How to Purchase Shares	You may purchase a Fund's shares directly from the Funds, through qualified banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds.

Minimum investment amounts are:
Initial	$1,000
Subsequent	$50
401(k) and 403(b) and other plans
Initial and Subsequent	$25
Automatic Investment Plan
Initial (per fund)	$250
Subsequent (per fund)	$25

All purchases must be in U.S. Dollars, initial purchase checks must be drawn on an account of the applicant. Third party, starter checks and credit card convenience checks are not accepted. A fee is charged for checks that do not clear, the Funds will not accept a P.O. Box as a primary address, the Funds may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

To purchase shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Vintage Mutual Funds, Inc. to:

Vintage Mutual Funds, Inc. P.O. Box 182445 Columbus, OH 43218-2445

An Account Application form can be obtained by calling the Funds at (800) 438-6375 or from the Funds' website at www.VintageFunds.com. Subsequent purchases of shares of a Fund may be made at any time by mailing a check, payable to Vintage Mutual Funds, Inc., to the above address. If you are an existing Fund shareholder, you may purchase additional shares by electronic funds transfer if the Funds' Transfer Agent has your bank account information on record. The purchase transaction may be initiated by calling (800) 438-6375 or by logging onto Vintage Mutual Funds WebAccess through www.VintageFunds.com.

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. When you open an account, you will be asked for the name, street address, date of birth, and Social Security or tax id number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

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We will use this information to verify the identity of the person(s)/entity opening the account. If we are unable to verify your identity, we are authorized to take any action permitted by law, including suspension of activity and involuntary redemption.

When purchasing shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

A Fund is required to withhold 29 percent of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions.

Frequent purchases combined with frequent redemption of Fund shares increase Fund expenses associated with investing and then selling portfolio securities and can reduce investment return for all shareholders. The Fund does not anticipate that the Fund will be a target of market timers and other investors that engage in these abusive strategies. The Board of Directors has approved the following policy: The Fund discourages market timers and other investors that make frequent purchases and redemptions of Fund shares. With and through its Transfer Agent and Distributor, the Fund will monitor purchase and redemption activity. Purchase applications of known market timers will be rejected. The Distributor will contact shareholders of accounts that evidence frequent purchase and redemption activity to determine the basis for the activity and may refuse to accept future purchases from these shareholders.

Automatic Investment Plan	The Automatic Investment Plan enables you, as a shareholder of the Fund, to make regular monthly purchases of shares. With your authorization, the Transfer Agent will automatically purchase shares at NAV on the dates of the specified purchase and have it automatically withdrawn from your bank account. In order to participate the required minimum initial purchase is $250 per fund. Subsequent purchases must meet the $25 minimum per fund.

To participate in the Automatic Investment Plan, you should call (800) 438-6375 for more information.

How to Exchange Shares	You may exchange your Fund shares for shares of the same class of the other Funds. Exchanges of shares are made at the next-determined NAV. You may request an exchange by mail or telephone or online. You must call by 3:00 p.m. Central Standard Time to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service at any time.

Auto Exchange In order to participate in Auto Exchange, after completing the appropriate section of the Account Application, you must:

• be a shareholder of a Vintage Money Market Fund;

• have a minimum initial purchase of $10,000 in the Money Market Fund; and

• maintain a minimum account balance of $1,000.

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To change Auto Exchange instructions or to discontinue the feature, you must send a written request to the Vintage Mutual Funds, Inc., P.O. Box 182445, Columbus, OH 43218-2445. The distributor may amend or terminate Auto Exchange without notice at any time.

How to Sell Shares	You may redeem your shares (i.e., sell your shares back to the Fund) on any day the Fed and Exchange are open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV after the Fund receives your sale request in proper form. Normally, proceeds will be sent by the fund within 3 business days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Selling Shares Directly to the Fund

By Mail:

Send a signed letter of instruction to:

Vintage Mutual Funds, Inc. P.O. Box 182445 Columbus, OH 43218-2445

For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures. The Funds will accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about the procedures, contact the Funds.

By Telephone:

You may redeem your shares by telephone request unless you choose not to have this option on the Account Application. Call the Funds at (800) 438-6375 with instructions on how you wish to receive your redemption proceeds.

By Internet:

You may redeem shares online through Vintage Mutual Funds WebAccess through the Funds' website, www.VintageFunds.com. If the Fund's Transfer Agent has your bank account information on record, you can receive your redemption proceeds by electronic funds transfer. You can also receive your redemption proceeds by check.

Auto Withdrawal Plan	The Auto Withdrawal Plan enables you, as a shareholder of the Fund, to make regular monthly redemptions of shares. With your authorization, the Transfer Agent will automatically redeem shares at NAV on the dates of the withdrawal and have it automatically deposited into your bank account or a check in the amount specified mailed to you. In order to participate:

• the required minimum withdrawal is $100; and

• the Fund must maintain a $1,000 minimum balance.

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To participate in the Auto Withdrawal Plan, you should call (800) 438-6375 for more information.

Automatic Redemption	The Fund may automatically redeem your shares at NAV if your account drops below $500. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your account to at least $500.

If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share NAV determined as of the date of cancellation.

Dividends, Distributions, and Taxes

Directed Dividend Option	You may elect to have all income dividends and capital gains distributions paid by check or reinvested in any other Vintage Fund (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor. The Directed Dividend Option is not available to participants in an IRA.

Dividends and Capital Gains	The Balanced, Equity, and Growth Funds intend to declare their net investment income quarterly as a dividend to shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly.

Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of a Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at P.O. Box 182445, Columbus, OH 43218-2445 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven business days after a shareholder's complete redemption of his or her shares.

Tax Considerations	Dividends paid out of a Fund's investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. A portion of the Funds' income may consist of dividends paid by U.S. corporations. Therefore, a portion of the dividends may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held a Fund's shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received

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Short- or long-term? If you sell or exchange your Fund shares within 12 months of buying them, you will receive a short-term capital gain. Any sale or exchange beyond that time will generate a long-term capital gain.

by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each year the Funds will notify shareholders of the tax status of dividends and distributions.

Distributions from all of the Funds may be subject to state and local taxes. Distributions of a Fund that are derived from interest on U.S. Government securities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from U.S. Government securities and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

Distribution Arrangements

Share Classes	In this prospectus the Equity Fund offers the classes of shares described below. Each class of shares is exchangeable only for shares of the same class.

Share Class	Class Description

Equity "S" Shares	These shares are offered to all shareholders of the Equity Fund, except those who qualify for "T" shares of the Equity Fund.

Equity "T" Shares	These shares are offered solely to fiduciary accounts of AMCORE Investment Group, N.A. over which AMCORE Investment Group, N.A. exercises investment discretion.

Other	Equity "S" Shares. Depending upon the terms of the particular Customer account, a Participating Organization may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Participating Organization. This Prospectus should be read in conjunction with any such information provided by the Participating Organization.

Rule 12b-1 Fees. Each Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based distribution and service fees for the distribution and sale of its shares. All of the Funds' plans allow charges of up to .25 percent but no 12b-1 fees are currently being imposed under the plan.

Administrative Service Fees. Each Fund has adopted a plan under the Administrative Services Plan that allows the Fund to pay service fees. The Equity Fund Class S Shares plan allows charges of up to .25 percent and .25 percent is currently being imposed under the plan. The Equity Class T Shares and the Growth Funds' plans allow charges of up to .25 percent but no fees are currently being imposed under the plans.

Householding Regulatory Materials. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at (800) 438-6375, or write to us at the Funds' address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP audited the information for the year ended March 31, 2004 and March 31, 2005. Their report, along with the Fund's financial statements, are included in the Funds' annual reports, which are available upon request. The financial information for the periods prior to April 1, 2003 was audited by other auditors.

		Investment Activities			Dividends and Distributions
	NAV Beginning of Period	Net Investment Income (Loss)	Net Realized/ Unrealized Gains (Losses)	Total from Investment Activities	From Net Investment Income	From Net Realized Gains	Return of Capital	Total Dividends and Distributions
Balanced Fund
Year Ended March 31, 2005	$11.63	0.20	(0.01)	0.19	(0.20)	0.00	0.00	(0.20)
Year Ended March 31, 2004	$10.00	0.11	1.63	1.74	(0.11)	0.00	0.00	(0.11)
Year Ended March 31, 2003	$12.54	0.16	(2.54)	(2.38)	(0.16)	0.00	0.00	(0.16)
Year Ended March 31, 2002	$12.80	0.20	(0.26)	(0.06)	(0.20)	0.00	0.00	(0.20)
Year Ended March 31, 2001	$16.58	0.31	(2.72)	(2.41)	(0.31)	(1.06)	0.00	(1.37)
Equity Fund S Shares
Year Ended March 31, 2005	$13.96	0.09	0.25	0.34	0.00	0.00	0.00	0.00
Year Ended March 31, 2004	$11.19	(0.03)	2.80	2.77	0.00	0.00	0.00	0.00
Year Ended March 31, 2003	$15.83	(0.04)	(4.60)	(4.64)	0.00	0.00	0.00	0.00
Year Ended March 31, 2002	$16.44	(0.09)	(0.52)	(0.61)	0.00	0.00	0.00	0.00
Year Ended March 31, 2001	$23.28	(0.09)	(4.94)	(5.03)	0.00	(1.81)	0.00	(1.81)
Equity Fund T Shares
Year Ended March 31, 2005	$14.17	0.14	0.24	0.38	0.00	0.00	0.00	0.00
Year Ended March 31, 2004	$11.33	0.00	2.84	2.84	0.00	0.00	0.00	0.00
Year Ended March 31, 2003	$15.99	(0.01)	(4.65)	(4.66)	0.00	0.00	0.00	0.00
Year Ended March 31, 2002	$16.56	(0.04)	(0.53)	(0.57)	0.00	0.00	0.00	0.00
Year Ended March 31, 2001	$23.38	(0.03)	(4.98)	(5.01)	0.00	(1.81)	0.00	(1.81)
Growth
Year Ended March 31, 2005	$9.59	0.00	(0.48)	(0.48)	0.00	0.00	0.00	0.00
Year Ended March 31, 2004	$6.93	(0.06)	2.72	2.66	0.00	0.00	0.00	0.00
Year Ended March 31, 2003	$10.51	(0.05)	(3.53)	(3.58)	0.00	0.00	0.00	0.00
Year Ended March 31, 2002	$11.03	(0.09)	(0.35)	(0.44)	0.00	(0.08)	0.00	(0.08)
Year Ended March 31, 2001	$20.49	(0.10)	(5.93)	(6.03)	0.00	(3.43)	0.00	(3.43)

*  During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

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		Total Return / Ratios / Supplementary Data
	NAV End of Period	Total Return	Net Assets End of Period (000 omitted)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets*	Ratio of Expenses to Average Net Assets*	Ratio of Net Investment Income (Loss) to Average Net Assets*	Portfolio Turnover
Balanced Fund
Year Ended March 31, 2005	$11.62	1.61%	$24,250	1.35%	1.61%	1.68%	1.28%	39.63%
Year Ended March 31, 2004	$11.63	17.46%	$38,220	1.37%	1.00%	-	-	75.52%
Year Ended March 31, 2003	$10.00	(18.88%)	$36,978	1.25%	1.46%	-	-	36.19%
Year Ended March 31, 2002	$12.54	(0.45%)	$56,945	1.19%	1.56%	-	-	38.28%
Year Ended March 31, 2001	$12.80	(15.39%)	$68,114	1.12%	2.03%	-	-	45.49%
Equity Fund S Shares
Year Ended March 31, 2005	$14.30	2.44%	$79,075	1.50%	0.49%	-	-	39.55%
Year Ended March 31, 2004	$13.96	24.75%	$113,425	1.49%	(0.25%)	-	-	83.72%
Year Ended March 31, 2003	$11.19	(29.31%)	$110,017	1.41%	(0.30%)	-	-	38.63%
Year Ended March 31, 2002	$15.83	(3.65%)	$204,521	1.39%	(0.52%)	-	-	58.75%
Year Ended March 31, 2001	$16.44	(22.98%)	$232,217	1.39%	(0.40%)	-	-	71.85%
Equity Fund T Shares
Year Ended March 31, 2005	$14.55	2.69%	$34,457	1.25%	0.59%	1.50%	0.34%	39.55%
Year Ended March 31, 2004	$14.17	25.07%	$92,185	1.24%	0.00%	-	-	83.72%
Year Ended March 31, 2003	$11.33	(29.14%)	$92,735	1.16%	(0.05%)	-	-	38.63%
Year Ended March 31, 2002	$15.99	(3.44%)	$162,622	1.14%	(0.27%)	-	-	58.75%
Year Ended March 31, 2001	$16.56	(22.79%)	$182,099	1.14%	(0.15%)	-	-	71.85%
Growth
Year Ended March 31, 2005	$9.11	(5.01%)	$34,311	1.54%	0.13%	1.79%	(0.12%)	57.72%
Year Ended March 31, 2004	$9.59	38.38%	$50,256	1.53%	(0.66%)	-	-	143.93%
Year Ended March 31, 2003	$6.93	(34.06%)	$36,107	1.52%	(0.68%)	-	-	80.30%
Year Ended March 31, 2002	$10.51	(4.12%)	$94,754	1.36%	(0.81%)	-	-	106.39%
Year Ended March 31, 2001	$11.03	(32.83%)	$105,225	1.33%	(0.66%)	-	-	183.82%

19

For more information about the Funds, the following documents are available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on each Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Vintage Funds have an SAI, which contains more detailed information about each Fund, including its operations and investment policies. The Funds' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Funds:

By mail:	c/o Vintage Mutual Funds, Inc. P.O. Box 182445 Columbus, OH 43218-2445

By phone:	For Information and Literature: (800) 438-6375

By email:	Inforequest@amcore.com

By Internet:	www.VintageFunds.com

Or you may view or obtain these documents from the SEC:

In person:	at the SEC's Public Reference Room in Washington, D.C.

By phone:	1-202-942-8090(For information only)

By mail:	Public Reference Section Securities and Exchange Commission Washington, DC 20549-6009 (Duplicating fee required)

By email:	Publicinfo@sec.gov

By Internet:	www.sec.gov

The Vintage Funds may not be available in all states. Please contact the Funds to determine if the Funds are available for sale in your state.

File No. 811-08910

VINTAGE BALANCED

VINTAGE EQUITY, S AND T SHARES

VINTAGE GROWTH

Prospectus dated
July 29, 2005

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LIQUID ASSETS FUND, S Shares	Prospectus	July 29, 2005

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Risk/Return Summary

Objectives. The investment objectives of the Fund are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.

Principal Investment Strategies. The Fund is a “money market fund” that seeks to maintain a stable net asset value of $1.00 per share.  The Fund pursues its objectives by maintaining a portfolio of high-quality money market securities.  The Fund primarily invests in:  U.S. Treasury bills or notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and high-quality commercial paper and corporate obligations.

Principal Risks. The principal risks of investing in the Fund are interest rate risk and credit risk.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Bar Chart and Performance Information

The Risk/Return Summary includes a bar chart for the Fund showing its annual returns and a table showing its average annual returns.  The bar chart and the table provide an indication of the historical risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year over 10 years or, if less, the life of the Fund; and how the Fund’s average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad-based securities market index.  A Fund’s past performance, of course, does not necessarily indicate how it will perform in the future.

You may obtain current yield information for the Fund by calling (800) 798-1819.

The total return for the quarter ended June 30, 2005 was 0.40 percent.

During the period shown in the bar chart, the highest return for a quarter was 1.37 percent (quarter ending 12/31/00) and the lowest return for a quarter was 0.02 percent (quarter ending 12/31/03).

Average Annual Total Return (as of 12/31/04)

	1 Year	5 Year	10 Year
Liquid Assets-S	0.28%	1.89%	3.20%

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES

(Fees paid directly from your investment)	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds.  They assume that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods.  They also assume that your investment has a 5 percent return each year and that the Fund’s operating expenses stay the same.  Your actual costs may be higher or lower.

Operating Expenses			Examples
Management Fees	0.35%		After 1 year	$151
Distribution (12b-1) Fees	0.40	%(1)	After 3 years	$468
Other Expenses	0.73%		After 5 years	$808
Total Fund Operating Expenses	1.48%		After 10 years	$1,768

(1) The Fund’s distribution plan allows distribution fees of up to 0.50 percent, but only 0.40 is currently approved by the Fund.

DESCRIPTION OF THE FUND

This section of the Prospectus provides a more complete description of the Fund’s investment objectives, principal strategies, and risks.  There can, of course, be no assurance that any Fund will achieve its investment objective.

Understand the Risks

This section describes risks that affect the Fund portfolios as a whole.  Certain of these risks may apply to the Fund.  These risks are:

•      Interest Rate Risk  This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

•      Credit Risk  This is the risk associated with the ability of the firm that issues securities to meet its obligations on those securities.

•      Security Selection Risk This is the risk that the securities selected may perform differently than securities selected in similar fund. Performance of the Fund may be better or worse than other funds invested in similar securities.

Objectives and Principal Investment Strategies

The Fund investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income.  As a money market fund, the Fund must meet the requirements of SEC Rule 2a-7.  The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund investments.  Under Rule 2a-7, the Fund investments must each have a remaining maturity of no more than 397 days and the Fund must each maintain an average weighted maturity that does not exceed 90 days.

The Fund pursues its objectives by investing in high-quality money market obligations.  The Fund may invest in:

•      U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

•      redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer’s Home Administration guaranteed loans;

•      high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

•      certificates of deposit and bankers’ acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•      high-quality, short-term corporate obligations; and

•      repurchase agreements collateralized by the types of securities listed.

Risk Considerations

The Fund is subject to security selection risk. This is the risk that the securities selected may perform differently than securities selected in similar fund. Performance of the Fund may be better or worse than other funds invested in similar securities. Other risks include:

•      Interest Rate Risk.  Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields.  Generally, an increase in interest rates causes the value of a debt instrument to decrease.  The change in value for shorter-term securities is usually smaller than for securities with longer maturities.  Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

•      Credit Risk.  This is the risk that a security’s credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments).  The Funds invest in highly rated securities to minimize credit risk.

Other Investment Information

U.S. Government Securities.  U.S. Government securities include obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes, bonds, and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Temporary Defensive Position.  For temporary defensive purposes in response to adverse market or other conditions, a Fund may make investments, including short-term money market instruments or holding substantial cash reserves, which are inconsistent with the Fund’s primary investment strategies.  While the Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Management of the Funds

Investment Adviser

The Fund Adviser is Investors Management Group, Ltd. (“IMG”), 1415 28th St., Suite 200, West Des Moines, Iowa 50266.  IMG is a wholly owned subsidiary of AMCORE Investment Group, N.A. which provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others.  As of June 30, 2005, IMG had approximately $4.7 billion in equity, fixed-income and money market assets under management. A discussion regarding the basis for the board of directors approving the continuation of the investment advisory contract of the Funds is available in the annual report to shareholders for the year ending March 31, 2005.

IMG provides investment advisory services and order placement facilities for the Funds.  For these advisory services for the fiscal year ending March 31, 2005, the Funds paid IMG a fee of 0.35% as a percentage of average daily net assets.

Portfolio Managers

The day-to-day management of the Fund is the responsibility of the Fixed Income Team of IMG.

Purchase and Sale of Shares

How the Funds Value Their Shares

The Fund NAV is calculated at 11:00 a.m. Central Standard Time each day the Federal Reserve Bank (“Fed”) and New York Stock Exchange (“Exchange”) is open for business. To calculate NAV, the Fund assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost.  This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

A purchase order for shares received in good order by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day.

How to Purchase Shares

You may purchase the Fund’s shares through qualified banks, broker/dealers, investment advisory firms and other organizations that have entered into dealer and/or shareholder agreements with the distributor and/or servicing agreements with the Funds. Minimum investment amounts are:

Initial: $1,000 Subsequent: $50.

401(k) and 403(b) and other plans: Initial and Subsequent:$25.

3

Automatic Investment Plan: Initial: $250; Subsequent: $25

All purchases must be in U.S. Dollars, initial purchase checks must be drawn on an account of the applicant. Third party, starter checks and credit card convenience checks are not accepted. A fee is charged for checks that do not clear, the Funds will not accept a  P.O. Box as a primary address, the Funds may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

To purchase shares of the Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Vintage Mutual Funds, Inc. to:  Vintage Mutual Funds, Inc., 1415 28th St., Suite 200, West Des Moines, IA 50266.

An Account Application form can be obtained by calling the Fund at (800) 798-1819.  Subsequent purchases of shares of a Fund may be made at any time by mailing a check, payable to Vintage Mutual Funds, Inc., to the above address.  If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer if you have completed the appropriate section of the Account Application by calling (800) 798-1819 to arrange a transfer from your bank account. When purchasing your shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

A Fund is required to withhold 29% of taxable dividends, capital gains distributions, and redemptions paid to shareholders that have not provided the Fund with their certified taxpayer identification number.  To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Account Application.

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. When you open an account, you will be asked for the name, street address, date of birth, and Social Security or tax id number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. We will use this information to verify the identity of the person(s)/entity opening the account. If we are unable to verify your identity, we are authorized to take any action permitted by law, including suspension of activity and involuntary redemption.

A Fund may refuse any order to purchase shares.  In particular, the Funds reserve the right to restrict purchases of shares (including exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term conditions. Frequent purchases and redemptions of money market funds is the nature of such funds as the Funds are used for sweep arrangements and as a cash equivalent by many investors.  As a result the Board of Directors has not adopted any policy affecting a shareholder’s ability to purchase and redeem shares of the Fund other than those necessary to comply with the Fund’s policies and procedures regarding anti-money laundering.

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of the other Vintage Funds.  Exchanges of shares are made at the next-determined NAV.  You may request an exchange by mail or telephone.  The Funds may change, suspend, or terminate the exchange service at any time.

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open, either directly or through your financial intermediary.  Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form.  Normally, proceeds will be sent by the Fund within 3 days.  If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Selling Shares Directly to the Fund

By Mail: Send a signed letter of instruction to: Vintage Mutual Funds, Inc., 1415 28th St., Suite 200, West Des Moines, IA 50266.For your protection, a bank, a member firm of a national stock exchange, a credit union, a clearing agency, a savings association, or other eligible guarantor institution, must guarantee signatures. The Funds will accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program).  Members are subject to dollar limitations which must be considered when requesting their guarantee.  The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners.  If you have any questions about the procedures, contact IMG.

4

By Telephone: You may redeem your shares by telephone request unless you choose not to have this option on the Account Application.  Call the Funds at (800) 798-1819 with instructions on how you wish to receive your sale proceeds.

Auto Withdrawal Plan The Auto Withdrawal Plan enables you, as a shareholder of the Fund, to make regular monthly redemptions of shares.  With your authorization, the Transfer Agent will automatically redeem shares at NAV on the dates of the withdrawal and have it automatically deposited into your bank account or a check in the amount specified mailed to you.  In order to participate:

•        the required minimum withdrawal is $100; and

•        the Fund must maintain a $1,000 minimum balance.

To participate in the Auto Withdrawal Plan, you should call (800) 798-1819 for more information.

Automatic Redemption

The Fund may automatically redeem your shares at NAV if your account drops below $500. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 60 days to make an additional investment that will increase the value of your account to at least $500. If you elect to receive distributions in cash, and checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution.  In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund.

Dividends, Distributions, and Taxes

Directed Dividend Option You may elect to have all income dividends and capital gains distributions paid by check or reinvested in any other Vintage Fund (provided the other Fund is maintained at the minimum required balance).

The Directed Dividend Option may be modified or terminated by the Funds at any time after notice to participating shareholders.  Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor.  The Directed Dividend Option is not available to participants in an IRA.

Dividends and Capital Gains The Funds intend to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration.  These Funds will generally pay such dividends monthly. The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year.  A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash.  Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at 1415 28th St., Suite 200, West Des Moines, Iowa 50266 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.  Dividends are paid in cash not later than seven business days after a shareholder’s complete redemption of his or her shares.

Tax Considerations Dividends that are distributed by the Fund that are derived from interest income exempt from federal income tax and are designated by the Fund as “exempt-interest dividends” will be exempt from regular federal income taxation.  However, if tax-exempt interest earned by the Fund constitutes an item of tax preference for purposes of the alternative minimum tax (“AMT”), then a portion of the exempt-interest dividends paid by the Fund may likewise constitute an item of tax preference.  In addition, any exempt-interest dividends received by corporate shareholders may constitute an adjustment to AMT income for purposes of the AMT and the environmental tax imposed under Code Sections 55 and 59A, respectively  All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns. Dividends paid out of a Fund’s investment company taxable income (including dividends, taxable interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time the shareholder has held a Fund’s shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year.  Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each year the Funds will notify shareholders of the tax status of dividends and distributions. Distributions from both of the Funds may be subject to state and local taxes.  Distributions of a Fund that are derived from interest on U.S. Government securities may be exempt from state and local taxes in certain states.  In certain states, distributions of the Municipal Assets Fund that are derived from interest on obligations of that state or its municipalities or any political subdivisions may be exempt from state and local taxes.  Shareholders should consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends

5

paid by a Fund which is attributable to interest from U.S. Government securities and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

Distribution Arrangements

Rule 12b-1 Fees.  The Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based distribution and service fees.  The plan allows charges of up to 0.50 percent but only 0.40 percent is currently authorized under the plan.

Administrative Service Plan. The Fund has adopted an Administrative Services Plan that allows the Fund to pay service fees.  The plan allows charges of up to 0.25 percent and 0.25 percent is currently authorized under the plan.

Householding Regulatory Materials.  To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household.  You can call us at (800) 798-1819, or write to us at the Fund address, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations).  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Deloitte & Touche LLP audited the information for the year ended March 31, 2004 and March 31, 2005.  Their report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.  The financial information for the periods prior to April 1, 2003 was audited by other auditors.

		Investment Activities				Dividends and Distributions
		NAV Beginning of Period	Net Investment Income (Loss)	Net Realized/ Unrealized Gains (Losses)	Total from Investment Activities	From Net Investment Income	From NetRealized Gains	Return of Capital	Total Dividends and Distributions
Liquid Assets Fund “S” Shares
Year Ended	March 31, 2005	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended	March 31, 2004	$1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Year Ended	March 31, 2003	$1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)
Year Ended	March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)
Year Ended	March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)	0.00	0.00	(0.05)

	TOTAL RETURN / RATIOS / SUPPLEMENTARY DATA
NAV End of Period	Total Return	Net Assets End of Period (000 omitted)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Ratio of Net Investment Income (Loss) to Average Net Assets*

$1.00	0.56%	$13,371	1.32%	0.41%	1.58%	0.16%
$1.00	0.08%	$37,139	1.37%	0.08%	1.55%	(0.10)%
$1.00	0.56%	$74,250	1.36%	0.56%	—	—
$1.00	2.22%	$79,744	1.36%	2.14%	—	—
$1.00	5.26%	$77,849	1.36%	5.13%	—	—

* During the period certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

Investment Adviser and Administrator: Investors Management Group, 1415 28th St., Suite 200,West Des Moines,

Iowa 50266.

Distributor: BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.

Legal Counsel: Cline, Williams, Wright, Johnson & Oldfather, 233 S. 13th Street, 1900 U.S. Bank Building, Lincoln, Nebraska 68508.

Independent Registered Public Accounting Firm: Deloitte & Touche LLP, 1010 Grand Boulevard, Suite 400, Kansas City, MO 64106.

6

For more information about the Fund, the following documents are available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on the Fund’s investments.  In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.  The Fund SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI, by contacting your broker or other financial intermediary, or by contacting the Fund:

By mail:                     c/o Vintage Mutual Funds, Inc., 1415 28th St., Suite 200, West Des Moines, IA 50266

By phone:                 For Information and Literature:     (800) 798-1819

By email:                   Inforequest@amcore.com

By Internet:              www.VintageFunds.com

Or you may view or obtain these documents from the SEC:

In person:                 at the SEC’s Public Reference Room in Washington, D.C.

By phone:                 1-202-942-8090(For information only)

By mail:                     Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009

(Duplicating fee required)

By email:                   Publicinfo@sec.gov

By Internet:              www.sec.gov

The Vintage Funds may not be available in all states.  Please contact the Funds to determine if the Funds are available for sale in your state.

File No. 811-08910

7

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

Government Assets Fund - “T” Shares

Liquid Assets Fund - “S”, “S2”, “T” and “I” Shares

Municipal Assets Fund - “S”, “T” and “I” Shares

Institutional Reserves Fund

Institutional Money Market Fund

Vintage Limited Term Bond Fund

Vintage Bond Fund

Vintage Municipal Bond Fund

Vintage Balanced Fund

Vintage Equity Fund - “S” and “T” Shares

Vintage Growth Fund

Each an Investment Portfolio of the Vintage Mutual Funds, Inc.

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2005

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectuses for the Government Assets Fund - “T” shares (“Government Assets”), the Liquid Assets Fund - “S”, “S2”, “T” and “I” shares (“Liquid Assets”), the Municipal Assets Fund - “S”, “T” and “I” shares (“Municipal Assets”), the Institutional Money Market Fund, the Institutional Reserves Fund, the Vintage Limited Term Bond Fund (the “Limited Term Bond Fund”), the Vintage Bond Fund (the “Bond Fund”), the Vintage Municipal Bond Fund (the “Municipal Bond Fund”), the Vintage Balanced Fund (the “Balanced Fund”), the Vintage Equity Fund - “S” and “T” shares (the “Equity Fund”), and the Vintage Growth Fund (the “Growth Fund”) each dated July 29, 2005, (the “Prospectus”), hereinafter referred to collectively as the “Funds” and singly, a “Fund”. This SAI is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 or by calling 1-800-438-6375.

GENERAL INFORMATION	3

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS	3
Additional Information on Portfolio Instruments	3
Investment Restrictions	19
Portfolio Turnover	24

NET ASSET VALUE	24
Valuation of the Money Market Funds	24
Valuation of the Variable NAV Funds	25

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	25
Information Regarding Purchases	25
IRA	27
Auto Invest Plan	27
Matters Affecting Redemption	28

MANAGEMENT OF THE COMPANY	29
Directors and Officers	29
Investment Adviser	32
Portfolio Transactions	33
Banking Laws	35
Administrator	35
Distributor	36
Administrative Services Plan	37
Custodian	38
Transfer Agency and Fund Accounting Services	39
Independent Accountants	39
Legal Counsel	39

ADDITIONAL INFORMATION	39
Description of Shares	40
Shareholder Meetings	41
Vote of a Majority of the Outstanding Shares	42
Additional Tax Information	42
Additional Tax Information Concerning the Money Market Funds	43
Yields and Total Returns of the Government Assets, Liquid Assets, and Municipal Assets Funds	44
Yields and Total Returns of the Variable NAV Funds	44
Performance Comparisons	47
Ethics Policy	47
Proxy Voting Policy	47
Principal Shareholders	48
Miscellaneous	49

FINANCIAL STATEMENTS	50
APPENDIX A: Bond Ratings	51
APPENDIX B: Tax Exempt vs. Taxable Yields	58
APPENDIX C: Description of the Federal Family Education Loan Program	59
APPENDIX D: Proxy Voting Policy	72

GENERAL INFORMATION

Vintage Mutual Funds, Inc. (the “Company”) is an open-end management investment company which currently offers its shares in series representing eleven investment portfolios: Government Assets, Liquid Assets, Municipal Assets, Institutional Reserves, Institutional Money Market, Limited Term Bond, Bond, Municipal Bond, Balanced, Equity, and Growth (individually a “Fund” and collectively the “Funds”). All Funds are diversified for the purposes of the Investment Company Act of 1940 (the “Act”) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company was organized on November 16, 1994 under the laws of Maryland. Shares of some of the Funds may be issued in classes with differing distribution and shareholder servicing arrangements (a “Class”). Subject to certain class level expenses, each share of a Fund (“share”) represents an equal proportionate interest in a Fund with other shares of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund, subject to the class level expenses, as are declared at the discretion of the Directors. Investors Management Group, Ltd. (“IMG”) acts as the Company’s investment adviser and provides various other services to the Funds. No investment in shares of a Fund should be made without first reading the Prospectus. References to the “Variable NAV Funds” shall mean all of the Funds except the Government Assets, Liquid Assets, Municipal Assets, Institutional Reserves, and Institutional Money Market Funds.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The following policies supplement the investment objective and policies of the Funds as set forth in their respective Prospectuses.

AVERAGE MATURITY. The average maturity of the Limited Term Bond, Bond, and Municipal Bond Funds, as well as the fixed income portion of the Balanced Fund, represents a weighted average based on the stated maturity dates of each Fund’s fixed income securities, except that (i) variable-rate securities are deemed to mature at the next interest rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put exercise date, and (iii) the maturity of mortgage-backed and asset-backed securities which experience periodic principal repayments is determined on an “expected life” basis.

BANK OBLIGATIONS. Each Fund, with the exception of the Government Assets Fund and Institutional Reserves Fund, may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Funds may, subject to their respective investment objectives and policies, purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). These Funds may also invest in commercial paper that is not rated but is determined by IMG under guidelines established by the Company’s Board of Directors, to be of comparable quality.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Limited Term Bond, Bond, Municipal Bond and Balanced Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. IMG will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

ILLIQUID SECURITIES. Each Fund may invest up to 10 percent of its net assets in illiquid securities. For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws, such as private placements), other securities without readily available market quotations (including options traded in the over-the-counter market, and interest-only and principal-only stripped mortgage-backed securities), and repurchase agreements maturing in more than seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that prevailing when it decided to sell.

The Board of Directors has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the 10 percent limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), may be considered liquid. The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations, and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days and other securities that are not readily marketable, are currently considered illiquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10 percent of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take steps as deemed advisable, if any, to protect liquidity.

VARIABLE AND FLOATING RATE SECURITIES. The Government Assets, Liquid Assets, Municipal Assets, Institutional Money Market, Institutional Reserves, Limited Term Bond, Bond, Municipal Bond and Balanced Funds may acquire variable and floating rate securities, subject to such Fund’s investment objective, policies and restrictions. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or similar notice at intervals of not more than one year. Securities with a demand feature exercisable over a period in excess of seven days are considered to be illiquid. (See “Illiquid Securities” above.) Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, letters of credit or other credit support arrangements provided by banks secure such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations owned by the Fund.

U.S. GOVERNMENT OBLIGATIONS. The Government Assets and Institutional Reserves Funds will invest exclusively in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities subject to its investment objective and policies (collectively, “U.S. Government Obligations”). The Liquid Assets, Institutional Money Market and Municipal Assets Funds, as well as the Variable NAV Funds may also invest in U.S. Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it were not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when IMG believes that the credit risk with respect thereto is minimal.

STRIPPED TREASURY SECURITIES. The Variable NAV Funds may invest in certain U.S. Government Obligations referred to as “Stripped Treasury Securities”. Stripped Treasury Securities are U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.

Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank’s book-entry system called “Separate Trading of Registered Interest and Principal of Securities” (“STRIPS”) or through a program entitled “Coupon Under Book-Entry Safekeeping” (“CUBES”).

The U.S. Government does not issue Stripped Treasury Securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

CUBES, like STRIPS, are direct obligations of the U.S. Government. CUBES are coupons that have previously been physically stripped from U.S. Treasury notes and bonds, but which were deposited with the Federal Reserve Bank’s book-entry system and are now carried and transferable in book-entry form only. Only stripped U.S. Treasury coupons maturing on or after January 15, 1988, which were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

By agreement, the underlying debt obligations will be held separate from the general assets of the custodian and nominal holder of such securities, and will not be subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian’s employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

FOREIGN INVESTMENTS. The Funds may, subject to their respective investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include American Depository Receipts (“ADRs”) for the Balanced, Equity, and Growth Funds and Yankee Obligations for the Limited Term Bond, Bond, Balanced, and Growth Funds. Investment in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, may subject such Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

FUTURES CONTRACTS. The Funds may, subject to their respective investment objectives and policies, The Funds invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission (““CFTC”“) and the Commission and thus will engage in such transactions solely for bona fide hedging purposes to manage risk associated with various portfolio securities and not for speculative purposes. Such transactions, including stock or bond index futures contracts, or options thereon, act as a hedge to protect a Fund from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified securities.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. The Funds will not purchase or sell futures contracts (or related options thereon) if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Fund on its open futures and options positions exceeds 5% of the liquidation value of the Fund after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered.

To enter into a futures contract, an amount of cash and cash equivalents is deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing position or to recover excess variation margin payments.

CALL OPTIONS. The Limited Term Bond, Bond, Balanced, Equity, and Growth Funds may write (sell) “covered” call options and purchase options to close out options previously written by them. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in IMG’s opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OPTIONS CLEARING CORPORATION. A Fund will write only covered call options. (In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options exceeds 15% of the market value of its net assets.)

Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund’s Custodian. The Funds do not consider a security covered by a call to be “pledged” as that term is used in each Fund’s policy, which limits the pledging or mortgaging of its assets. The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, IMG in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

PUT OPTIONS. The Municipal Bond Fund may acquire “puts” with respect to Municipal Securities held in its portfolio and the Limited Term Bond, Bond, and Balanced Funds may acquire “puts” with respect to debt securities held in their portfolios. A put is a right to sell or redeem a specified security (or securities) at a certain time or within a certain period of time at a specified exercise price. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity.

The amount payable to a Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund’s assets.

The Limited Term Bond, Bond, Municipal Bond and Balanced Funds will, if necessary or advisable, pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

WHEN-ISSUED SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated

price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of IMG to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and policies, not for investment leverage.

Each of the Funds’ commitment to purchase when-issued securities will not exceed 25% of their total assets absent unusual market conditions. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

MORTGAGE-RELATED SECURITIES. The Limited Term Bond, Bond, and Balanced Funds may, consistent with their respective investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow Funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Limited Term Bond, Bond, and Balanced Funds may also invest in mortgage-related securities which are collateralized mortgage obligations (“CMOs”) structured on pools of mortgage pass-through certificates or mortgage loans. CMOs will be purchased only if they meet the rating requirements with respect to each of the Funds’ investments in debt securities of U.S. corporations. The CMOs in which these Funds may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Mortgage-related securities will be purchased only if they meet the rating requirements set forth for each Fund with respect to investments in debt securities of U.S. corporations or, if unrated, which IMG deems to present attractive opportunities and are of comparable quality.

The Limited Term Bond, Bond, and Balanced Funds may invest a portion of their assets in stripped mortgage-backed securities (“SMBS”) which are derivative multi-class mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive the entire principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

OTHER ASSET-BACKED SECURITIES. The Limited Term Bond, Bond, and Balanced Funds may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARSSM) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDSSM). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments that are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Such securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by a Fund only if they meet the rating requirements set forth for each Fund with respect to investments in debt securities of U.S. corporations.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs or enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, each Fund may invest in other asset-backed securities that may be developed in the future. Issuers of mortgage-backed and asset-backed securities often issue one or more classes of which one (the “Residual”) is in the nature of equity. The Funds will not invest in any Residual.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may, subject to their respective investment objectives and policies, invest in securities issued by other investment companies, including closely traded funds. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (b) such registered investment company has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than one and one-half per centum. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Such charges will be payable by the Funds and, therefore, will be borne directly by shareholders.

Each Fund, except the Institutional Reserves, Institutional Money Market, Government Assets, Liquid Assets, and Municipal Assets Funds, may invest in the Government Assets, Liquid Assets, and Municipal Assets Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Funds rely on an exemptive order effective July 8, 2003 that allows each Fund to charge its advisory fee when it invests in Government Assets, Liquid Assets or Municipal Assets Funds. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne directly by shareholders.

The Equity Funds may also invest in exchange traded funds to achieve investment exposure to small capitalization securities.

REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which IMG deems creditworthy under guidelines approved by the Company’s Board of Directors, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality although, for the Institutional Reserves, Institutional Money Market, Government Assets, Liquid Assets and Municipal Assets Funds, not subject to the same maturity requirements as those in which the Fund may invest directly. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of a Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by that Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act. A Fund may not enter into repurchase agreements if, as a result, more than 10 percent of the Fund’s net asset value at the time of the transaction would be invested in the aggregate in repurchase agreements maturing in more than seven days and other securities which are not readily marketable.

REVERSE REPURCHASE AGREEMENTS. The Funds may, subject to their respective investment objectives and policies, borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING. The Funds may, subject to their respective investment objectives and policies, seek to increase its income by lending Fund securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (“NYSE”) and will be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Investment of the collateral underlying the Fund’s securities lending activities will be limited to short-term, liquid debt securities. The Fund has the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed three days). During the existence of a loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. The Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed to be of good standing and when the consideration that could be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed one-third of the value of any Fund’s total assets. Fees earned by the Municipal Bond and Municipal Assets Funds from lending its securities will constitute taxable income to each Fund which, when distributed to shareholders, will likewise generally be treated as taxable income.

MUNICIPAL SECURITIES. Under normal market conditions, at least 80% of the net assets of the Municipal Assets and Municipal Bond Funds will be invested in Municipal Securities, the interest on which is exempt from the regular federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax imposed on non-corporate taxpayers.

Municipal Securities include debt obligations issued by governmental entities to obtain Funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal individual income taxes and is not treated as a preference item for purposes of the federal alternative minimum tax.

Other types of Municipal Securities which the Municipal Assets and Municipal Bond Funds may purchase are short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Project Notes, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of Municipal Securities consist of “general obligation” and “revenue” issues. The Municipal Assets and Municipal Bond Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and securities with the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Municipal Assets and Municipal Bond Funds. IMG will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer’s obligations for Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities.

LOW-RATED AND COMPARABLE UNRATED FIXED INCOME SECURITIES. The Limited Term Bond, Bond, Municipal Bond and Balanced Funds may invest only in Below-Investment-Grade Securities of the fifth highest category or, if unrated, found by the Adviser to be of comparable quality. Below-Investment-Grade Securities (hereinafter referred to as “junk bonds” or “low-rated and comparable unrated securities”) include (i) bonds rated below the fourth highest rating category by a nationally recognized statistical rating organization (an “NRSRO”); and (ii) unrated debt securities of comparable quality.

Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below.

Each of the Limited Term Bond, Bond, Municipal Bond, and Balanced Funds may invest up to 25% of its total assets in fixed-income securities that are rated within the fifth highest rated category at the time of purchase or, if unrated, found by the Adviser to be of comparable quality. To the extent each Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Adviser’s own credit analysis than in the case of a fund investing in higher quality bonds. While the Adviser will refer to ratings issued by established ratings agencies, it is not a policy of the Company to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser’s own independent and ongoing review of credit quality.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than that of issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery.

Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Fund’s net asset value.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will the Fund’s net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its Fund securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

PAYMENT EXPECTATIONS. Low-rated and comparable unrated securities typically contain redemption, call or prepayment provisions that permit the issuer of such securities containing such provisions to redeem, at their discretion, the securities. During periods of declining interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis than would be the case with investments in investment-grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Adviser continually monitors the investments owned by the Funds and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. As a result, the Fund’s asset value and the Fund’s ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s securities. Market quotations are generally available on many low-rated and comparable unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly traded market.

LIQUIDITY AND SERVICING AGREEMENTS. IMG’s responsibilities as Adviser include the solicitation and approval of commercial banks selected as “Participating Banks” from which a Fund may purchase participation interests in short-term loans subject to Liquidity and Servicing Agreements or which may issue irrevocable letters of credit to back the demand repayment commitments of borrowers. A careful review of the financial condition and loan loss record of a prospective bank will be undertaken prior to the bank being approved to enter into a Liquidity and Servicing Agreement and, once approved, a Participating Bank’s financial condition and loan loss record will be reviewed at least annually thereafter.

The principal criteria which the Adviser will consider in approving, rejecting or terminating Liquidity and Servicing Agreements with Participating Banks will include a bank’s (a) ratio of capital to deposits; (b) ratio of loan charge offs to average loans outstanding; (c) ratio of loan loss reserves to net loans outstanding; and (d) ratio of capital to total assets. Ordinarily, the Adviser will recommend that a Fund not enter into or continue a Liquidity and Servicing Agreement with any bank whose ratios (as described above) are less favorable than an A1/P1 rating. The Adviser will also consider a bank’s classified loan experience, historical and current earnings and growth trends, quality and liquidity of investments and stability of management and ownership. Typically, the Adviser will utilize a variety of information sources, including annual audited financial statements, unaudited interim financial statements, quarterly reports of condition and income filed with regulatory agencies and periodic examination reports (if available) and reports of federally insured banks concerning past-due loans, renegotiated loans and other loan problems.

STUDENT LOAN TRUSTS. The Liquid Assets Fund is authorized to purchase Student Loan Trust Certificates (“Certificates”) from one or more Student Loan Trusts. The Funds will only purchase Certificates from Student Loan Trusts formed for the purpose of purchasing federally insured student loans. Student Loan Trusts are funded by the issuance and sale to the Funds of Certificates which have an original maturity of no more than 397 days and which may be redeemed by the Funds upon not more than five business days’ written notice to the issuing Student Loan Trust. The Funds are under no obligation to purchase Certificates issued by any Student Loan Trust.

The Funds’ election to purchase Certificates will be based upon the amount of funds available for investment, the investment yield borne by the Certificates compared with yields available on other short-term liquid investments and upon the aggregate amount of Certificates owned by the Funds which may not exceed 80 percent of a Fund’s assets. The yield to the Funds on Certificates will be commensurate with current net yields on federally insured student loans. Presently, net of servicing and trust fees, such loans yield approximately the 91-day U.S. Treasury Bill rate plus 0.63 percent. Such fees will be paid out of the Student Loan Trust assets and no other fees will be paid directly or indirectly by the Funds.

In addition to student loan guarantees and interest subsidies by various federal and state bodies (see Appendix C) the liquidity and value of the Certificates are guaranteed by various financial institutions. These institutions (the “guarantors”) have agreed to purchase student loans or Certificates from the Student Loan Trusts upon five days’ written notice from the Student Loan Trust, when called upon to do so by the Funds. Each guarantor must maintain a short-term rating of the highest category from a NRSRO, and if the guarantor has short-term ratings from more than one NRSRO, all ratings must be in the highest category. See Appendix A for a description of securities ratings. Appendix C contains a detailed summary of the Higher Education Act, the Student Loan Reform Act of 1993 and other laws, regulations and programs describing the kinds of loans that may be purchased by the Student Loan Trusts.

On March 31, 2005, assets of the Liquid Assets Fund included a Student Loan Certificate in the amount of $5,000,000, which was equal to 4.65 percent of Fund net assets. This Certificate has an original maturity of not more than 364 days and may be redeemed by the Fund upon not more than five-business days’ written notice to the Student Loan Trust. Proceeds from the issuance of Student Loan Certificates have been used by the Student Loan Trust to purchase federally insured student loans which are subject to agreements to purchase such loans from the Student Loan Trust on not more than five business days’ written notice. In the event a guarantor was unable to honor its purchase commitment it would be necessary for the Student Loan Trust to seek other purchasers of the loans. Because such loans are federally insured and bear a variable interest rate, IMG believes that a ready market for them exists.

GUARANTEED LOAN TRUSTS. The Liquid Assets and Institutional Money Market Funds may purchase FmHA Certificates from one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of FmHA guaranteed loans (“FmHA Trusts”). Interest and principal payments of the FmHA Loans would accrue to the benefit of the Fund net of certain FmHA Trust fees and other fees payable to certain parties for servicing the FmHA Loans and arising out of the participation of the guaranteed portion of the FmHA Loans. Each FmHA Certificate will provide certain identifying information regarding the specific FmHA Loan acquired, including the effective rate and reset provision. Each FmHA Certificate will also be redeemable upon not more than five business days’ written notice by the Fund to the Trustee for an amount equal to the unpaid balance of the participated portion of the FmHA Loan and accrued interest due thereon. The redemption feature of the FmHA Certificates is backed by unconditional purchase commitments between the Trustee and Participating Banks which require the banks to purchase such loans at par less a processing fee upon no more than five business days’ prior written notice. Such purchase commitments are unconditional and are operative whether the FmHA Loans are in default or experiencing difficulties. The unconditional purchase commitments by the Participating Banks are intended to provide liquidity for the FmHA Loans held by the FmHA Trust and beneficially owned by the Fund. Insofar as the unconditional commitment creates this liquidity, for purposes of Rule 2a-7 and the diversification requirements thereunder, the unconditional commitments are limited in amounts necessary to keep one Participating Bank from being obligated to purchase more than 25 percent of the total assets held by the Fund (as of the date of purchase of the FmHA Certificate), and 10 percent as to each additional Participating Bank.

The sole purpose of the trust arrangement is to provide a convenient structure for servicing the FmHA Loans and to eliminate the premium risk that could arise if the Fund invested directly in the FmHA Loans and prepayment were to occur. The Board of Directors believes that the arrangement presents minimal credit risk and that the arrangement is a permissible investment. For purposes of Rule 2a-7, the Fund does not consider the FmHA Loans or the certificates evidencing ownership as illiquid and considers the arrangement with the participating banks as standby unconditional put commitments.

FmHA guaranteed loans are originated by financial institutions, mostly commercial banks, as a direct loan to the borrower. The FmHA guaranteed loans acquired by the Fund will all have variable rates of interest which will reset no less frequently than semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. The FmHA, a division of the U.S. Department of Agriculture, is an independent agency of the United States Government and has the authority to grant the United States Government’s full faith and credit guarantee on loans originated by commercial lenders. Through the Rural Development Act of 1972, the FmHA guaranteed loan program was enacted by Congress to help meet the financing needs of small businesses, farms and community facilities in rural areas. Guarantees are issued on loans obtained by those persons who meet FmHA criteria. Typically borrowers eligible for FmHA loans face a degree of financial stress which prevents them from qualifying for non-guaranteed credit based on the standards of commercial lenders. The lender submits applications for loan guarantees to the local FmHA county officer for approval. Local officials review the application to determine whether the borrower, lender and proposed loan meet program requirements. Loan terms are negotiated with the lender and the borrowers, but the terms must fall within FmHA guidelines. The FmHA will guarantee up to 90 percent of the total loan depending upon the loan’s soundness. Under the FmHA Loan program, the guaranteed portion of FmHA loans may be participated, sold by the originating bank and traded in the secondary market. The Fund will only invest in the guaranteed portions of FmHA Loans that are so participated. While the most current government figures indicate the outstanding balance on guaranteed loans to be over $4 billion, it is estimated that approximately 20 percent of the total outstanding balance of guaranteed loans have actually been participated in the secondary market.

The FmHA guaranty guarantees the repayment of principal and interest unconditionally and accrues to the benefit of the person owning the participated portion of the guaranteed FmHA loan. When the FmHA loans are sold the guaranty is assigned to the purchaser and is unconditional and irrevocable. All FmHA loans purchased by the Trust will be valued by the Fund at par.

The trustee will communicate to the Fund’s Investment Adviser the status of loan payments and delinquencies. In addition, Participating Banks, subject to the unconditional commitments to purchase the participated FmHA Loans, will be subject to on-going credit review by the Fund’s Investment Adviser. To the extent that any of the banks deteriorate in credit quality from the standard set by regional banks with the highest credit ratings by NRSRO’s, the Investment Adviser will take action to replace such banks with another bank with an appropriate credit rating or, if unrated, with a comparable credit quality based on the Investment Adviser’s analysis.

TAX-EXEMPT DEBT OBLIGATIONS USED BY THE MUNICIPAL ASSETS FUND. The Municipal Assets Fund invests in tax-exempt debt obligations issued by state and municipal governmental units and public authorities within the United States and participation interests therein. With few exceptions, such obligations will be non-rated and of limited marketability. However, they will be backed by demand repurchase commitments of the issuers thereof and irrevocable bank letters of credit or guarantees (collectively referred to herein as “Liquidity Agreements”). The Liquidity Agreements will permit the holder of the securities to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice either from the issuer or by drawing on an irrevocable bank letter of credit or guarantee. The issuer of the security may have a corresponding right to prepay the principal and accrued interest. In addition, all obligations with maturities longer than one year from date of purchase will, by their terms, bear rates of interest that are adjusted upward or downward no less frequently than semi-annually by means of a formula intended to reflect market changes in interest rates.

The time period covered by Liquidity Agreements may be shorter than the final maturity of the obligations covered thereby. At or before the expiration of such Liquidity Agreements, the Fund will seek to obtain either extensions thereof or replace them with new agreements and if unable to do so the Fund will exercise its rights under existing Liquidity Agreements to require that the obligations be purchased. Thus, at no time will the Fund’s investments include obligations with maturities longer than one year unless the obligations bear interest rates subject to periodic adjustment at least semi-annually and are subject to sale on seven calendar days’ notice under existing Liquidity Agreements.

The only banks (the “Participating Banks”) which will be permitted to sell participations in fixed and variable rate tax-exempt debt obligations of United States Governmental units to the Fund (or to provide irrevocable letters of credit or guarantees to back the demand repurchase commitments of the issuers of such obligations) will be United States banks which have entered into irrevocable written agreements with respect thereto and have agreed to furnish to the Fund whatever financial information may be requested for purposes of evaluating the Participating Banks financial condition and capacity to fulfill its obligations to the Fund and to perform such servicing duties as may be mutually agreed to by the parties.

The Fund’s investments may include participation interests, purchased from Participating Banks, in fixed and variable rate tax-exempt debt obligations (including industrial development bonds hereinafter described) owned by the banks. A participation interest gives the Fund an undivided interest in the tax-exempt obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation and carries a demand repurchase feature. An irrevocable letter of credit or guarantee of the Participating Bank that issued the participation backs each participation. The Fund has the right to liquidate the participation, in whole or in part, by drawing on the letter of credit or guarantee of the Participating Bank which issued the participation. The Fund has the right to liquidate the participation, in whole or in part, by drawing on the letter of credit on demand, after seven calendar days’ notice, for all or any part of the principal amount of the Fund’s participation, plus accrued interest.

The Fund intends to exercise its rights under Liquidity Agreements only: (1) upon default in the terms of the tax-exempt debt obligations covered thereby; (2) to provide the Fund with needed liquidity to cover redemptions of Fund shares; or (3) to insure that the value of the Fund’s investment portfolio does not vary materially from the amortized cost thereof. Participating Banks have no contractual obligation to offer participations to the Fund, and the Fund is not obligated to purchase or resell any participations offered or sold by Participating Banks. The Liquidity Agreements govern the obligations of the parties as to securities or participations actually purchased by the Fund.

The financial condition and investment and loan loss record of all banks seeking to sell participations in fixed and variable rate tax-exempt debt obligations to the Fund (or to provide letters of credit or guarantees to back the demand repurchase commitments of the issuers of such obligations) will be carefully evaluated by the Adviser, based upon guidelines established by the Board of Directors, prior to the execution of a Liquidity Agreement by a Participating Bank and periodically thereafter. Purchased obligations will bear interest at or above current market rates and the rates borne by obligations with maturities longer than one year will be adjustable at least semi-annually to reflect changes in market rates subsequent to issuance of the securities. It is anticipated that the tax-exempt debt obligations purchased or participated in by the Fund will be those traditionally acquired by United States banks. These include both general obligation and revenue bonds issued for a variety of public purposes such as the construction of a wide range of facilities including schools, streets, water and sewer works, highways, bridges, and housing. Also included are bonds issued to refund outstanding obligations, to obtain funds for general operating purposes and to lend to other public institutions and facilities. Certain types of industrial development bonds issued by public bodies to finance the construction of industrial and commercial facilities and equipment are also purchased. Revenue generating facilities such as parking garages, airports, sports and convention complexes and water supply, gas, electricity, and sewage treatment and disposal systems are financed through issuance of tax-exempt debt obligations as well.

Tax-exempt debt obligations are normally categorized as “general obligation” or “revenue” issues. General obligations are secured by a pledge of the full taxing power of the issuer while revenue obligations are payable only from revenues generated by a facility or facilities, a specified source of tax or other revenues or, in the case of industrial development bonds, from lease rental or loan payments made by a commercial or industrial user of the facilities. Revenue obligations do not generally carry the pledge of the credit of the issuer.

Short-term tax-exempt debt obligations usually mature in less than two years, are typically general obligations of the issuer and most often issued in anticipation of receipts to be realized from tax collections or the sale of long-term bonds. Project Notes are issued by local agencies under a program administered by the United States Department of Housing and Urban Development and are secured by the full faith and credit of the United States.

From time to time the Fund may invest 25 percent or more of its assets in tax-exempt debt obligations, or participations therein, sufficiently similar in character that an economic, business or political development or change affecting one such security would also affect the other securities. Examples might be securities whose principal and interest payments are dependent upon revenues derived from similar projects or whose issuers are located in the same state. In addition, investments in tax-exempt debt obligations of issuers may from time to time become concentrated within a single state, and the Fund may also invest 25 percent or more of its assets in industrial development bonds or participations therein.

For entering into a Liquidity Agreement, a Participating Bank will retain a service and letter of credit fee in an amount equal to the excess of the interest paid on the tax-exempt obligations above the negotiated yield at which the instruments were purchased by the Fund. Such fees may be adjusted if adjustments are made in the interest rate paid on the tax-exempt obligations. Each Participating Bank executing a Liquidity Agreement must be approved by the Board of Directors of the Fund prior to, or at the next quarterly Board meeting following, such executions. See “Liquidity and Servicing Agreements” above for a discussion of the criteria to be used in selecting Participating Banks. The Board of Directors will review all Participating Banks and Liquidity Agreements quarterly in an effort to assure continued liquidity and high quality in the Fund’s portfolio.

Investment Restrictions

The following are fundamental investment restrictions of the Funds, which may not be changed without a shareholder vote. Under these restrictions a Fund may not:

1.     Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities”;

2.     Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds;

3.     Purchase or sell real estate (although investments by the Equity Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction);

4.     Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (25% for the Bond Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

5.     Make loans, except that the Fund may purchase or hold debt securities, lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

Each of the Limited Term Bond, Bond, Municipal Bond, Balanced, Equity, and Growth Funds will be diversified according to the Act and will not:

1.             Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

Each of the Limited Term Bond, Bond, Balanced, Equity, Growth Funds will be diversified according to Subchapter M requirements and will not:

1.             Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

The Municipal Bond Fund will not:

1.             Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

2.             Write or sell puts, calls, straddles, spreads or combinations thereof except that the Fund may acquire puts with respect to Municipal Obligations in its portfolio and sell those puts in conjunction with a sale of those Municipal Obligations.

The Bond Fund has also adopted the following fundamental investment restrictions. The Bond Fund may not:

1.             Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 percent of the value of the Fund’s net assets at the time the borrowing is incurred; provided, however, that the Fund may enter into transactions in options, futures and options on futures. The Fund will not purchase securities when borrowings exceed 5 percent of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage;

2.             Make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with investment objectives and policies, (ii) enter into repurchase agreements, and (iii) lend Fund securities against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100 percent of the value of the securities loaned provided no such loan may be made if as a result the aggregate of such loans of the Fund’s securities exceeds 30 percent of the value of the Fund’s total assets;

3.             Issue senior securities, bonds, or debentures, or concentrate its investments in any one industry;

4.             Invest in the securities of a company for the purpose of exercising control or management;

5.             Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin; and

6.             Concentrate investments in any industry. However, the Fund may invest up to 25 percent of the value of its total assets in any one industry.

The Liquid Assets and Institutional Money Market Funds have also adopted the following fundamental investment restrictions. The Liquid Assets and Institutional Money Market Funds may not:

1.             Invest more than 80 percent of its total assets in loans and/or loan participations purchased from Participating Banks, Student Loan Certificates and/or FmHA Certificates;

2.             Pursuant to Rule 2a-7, invest more than 25 percent of its total assets in loan participations purchased from, loans backed by letters of credit issued by, or Student Loan Certificates guaranteed by, one Participating Bank and 10 percent for each Participating Bank thereafter (determined as of the date of purchase);

3.             Invest with a view to exercising control or influencing management;

4.             Invest more than 10 percent of the value of its total assets in securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization, subject to Section 12(d)(1) of the Investment Company Act of 1940;

5.             Purchase any securities on margin, except for the clearing of occasional purchases or sales of portfolio securities;

6.             Make short sales of securities or maintain a short position or write purchase or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls, straddles, spreads or combinations thereof;

7.             Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings outlined in (8) below and then securities mortgaged, hypothecated or pledged may not exceed 5 percent of the Funds’ total assets taken at market value;

8.             Invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, loans, loan participations purchased from Participating Banks and Student Loan and FmHA Certificates) or for which no ready market exists;

9.             Purchase loan participations other than from banks which have entered into a Liquidity and Servicing Agreement and which have a record, together with predecessors, of at least five years of continuous operation;

10.           Enter into repurchase agreements if, as a result thereof, more than five percent of the Fund’s total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven calendar days; and

11.           Purchase loan participations from any Participating Bank if 5 percent or more of the securities of such Bank are owned by the Adviser or by directors and officers of the Fund or the Adviser, or if any director or officer of the Fund or the Adviser owns more than 1/2 percent of the voting securities of such Participating Bank.

The Municipal Assets Fund has also adopted the following fundamental investment restrictions. The Municipal Assets Fund may not:

1.             Invest more than 80 percent of its net assets in tax-exempt fixed and variable rate debt obligations (or participation interests therein) issued by state and local governmental units within the United States which are backed by Liquidity Agreements;

2.             Pursuant to Rule 2a-7 invest more than 25 percent of its total assets in tax-exempt obligations or participation interests therein subject to Liquidity Agreements issued by one Participating Bank and 10 percent for each Participating Bank thereafter;

3.             Invest with a view to exercising control or influencing management;

4.             Invest more than ten percent of the value of its total assets in securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization, subject to Section 12(d)(1) of the Investment Company Act of 1940;

5.             Purchase any securities on margin, except for the clearing of occasional purchases or sales of portfolio securities;

6.             Make short sales of securities or maintain a short position or write, purchase, or sell puts (excluding Liquidity Agreements covering certain tax-exempt obligations purchased by the Fund), calls, straddles, spreads or combinations thereof;

7.             Make loans to other persons, provided the Fund may make investments and enter into repurchase agreements;

8.             Borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10 percent of its total assets, nor purchase securities at any time borrowings exceed 5 percent of its total assets;

9.             Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings outlined in (8) above and then securities mortgaged, hypothecated or pledged may not exceed 5 percent of the Fund’s total assets taken at market value;

10.           Invest in securities with legal or contractual restrictions on resale (except for tax-exempt debt obligations subject to Liquidity Agreements) or for which no ready market exists;

11.           Enter into a Liquidity Agreement with any bank unless such bank is a United States bank which has a record, together with its predecessors, of at least five years of continuous operation;

12.           Enter into repurchase agreements if, as a result thereof, more than five percent of the Fund’s total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven calendar days;

13.           Enter into Liquidity Agreements with any Participating Bank if five percent or more of the securities of such Bank are owned by the Adviser or by directors and officers of the Fund or the Adviser, or if any director or officer of the Fund or the Adviser owns more than 1/2 percent of the voting securities of such Participating Bank; and

14.           Issue senior securities or concentrate its investments in any one industry.

The Institutional Reserves Fund has also adopted the following fundamental investment restrictions. The Institutional Reserves Fund may not:

1.     Make any investment not otherwise permitted for public agencies and local governments under the laws of the states governing the investments of such public agencies and local governments which invest in the Fund.

The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding shares of that Fund. A Fund may not:

1.             Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 10 percent of that Fund’s net assets.

2.             Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

3.             Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Equity Fund in marketable securities of companies engaged in such activities are not prohibited in this restriction);

4.             Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) a Fund may invest in other investment companies, including other Funds for which IMG acts as adviser subject to such restrictions as may be imposed by the 1940 Act or any state laws;

5.             Invest more than five percent of total assets in puts, calls, straddles, spreads or any combination thereof; and

6.             With respect to the Limited Term Bond, Bond, Balanced, Equity and Growth Funds, invest more than 10 percent of total assets in securities of issuers which together with any predecessors have a record of less than three years’ continuous operation.

If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

PORTFOLIO TURNOVER

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover for any of the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

Because the Government Assets, Liquid Assets, Institutional Money Market, Institutional Reserves and Municipal Assets Funds intend to invest entirely in securities with maturities of less than 397 days and because the Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to each of these Funds is expected to be zero percent for regulatory purposes.

NET ASSET VALUE

The net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A “Business Day” constitutes any day on which the New York Stock Exchange (the “NYSE”) is open for trading or the Federal Reserve Bank of Chicago is open, and any other day except days on which there are not sufficient changes in the value of the Fund’s portfolio securities that the Fund’s net asset value might be materially affected and days during which no shares are tendered for redemption and no orders to purchase shares are received. Currently, either the NYSE or Federal Reserve Bank of Chicago are closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE MONEY MARKET FUNDS

The Government Assets, Liquid Assets, Institutional Reserves, Institutional Money Market and Municipal Assets Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price these Funds would receive if they sold the instrument. The value of securities in these Government Assets, Liquid Assets, and Municipal Assets Funds can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Government Assets, Liquid Assets, Institutional Reserves, Institutional Money Market and Municipal Assets Funds will maintain a dollar-weighted average portfolio maturity appropriate to the Fund’s objective of maintaining a stable net asset value per share, provided that the Fund will not purchase securities with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Company’s Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Directors, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Directors promptly considers what action, if any, should be initiated. If the Directors believe that the extent of any deviation from the Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Government Assets Fund’s outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF THE VARIABLE NAV FUNDS

Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in IMG’s best judgment under the supervision of the Company’s Board of Directors.

Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Variable NAV Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value.  In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

The Company may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities.  A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices.  The methods used by the pricing service and the valuations so established will be reviewed by the Company under the general supervision of the Company’s Board of Directors.  The Adviser may from time to time use one or more of several pricing services available.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

INFORMATION REGARDING PURCHASES

Shares in each of the Company’s Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership, (the “Distributor”) which has agreed to use appropriate efforts to solicit all purchase orders.  In addition to purchasing shares directly from the Distributor, shares may be purchased, in accordance with procedures established by the Distributor, through broker/dealers, banks, investment advisory firms and other financial institutions (“Participating Organizations”) which may include affiliates of AMCORE Financial, Inc., the owner of IMG. Customers purchasing shares of the Funds may include officers, directors, or employees of AMCORE or its affiliates.

Purchases of shares in a Fund will be effected only on a Business Day (as defined in “NET ASSET VALUE”).  The public offering price of the Variable NAV Funds will be the net asset value per share (see “NET ASSET VALUE”) as determined on the Business Day the order is received by the Distributor, but only if the Distributor receives the order by the Valuation Time. Otherwise, the price will be determined as of the Valuation Time on the next Business Day.  In the case of an order for the purchase of shares placed through a Participating Organization, it is the responsibility of the Participating Organization to transmit the order to the Distributor promptly.

All purchases must be in U.S. Dollars, initial purchase checks must be drawn on an account of the applicant, third party and credit card convenience checks are not accepted, a fee is charged for checks that do not clear, the Funds will not accept a P.O. Box as a primary address, the Funds may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

Upon receipt by the Distributor of an order to purchase shares, shares of the Government Assets, Liquid Assets, Institutional Reserves, Institutional Money Market and Municipal Assets Funds are purchased at the next determined net asset value per share (see “NET ASSET VALUE”).  An order to purchase shares of any of these Funds will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Funds’ custodian for investment.  Federal funds are monies credited to a bank’s account with a Federal Reserve Bank.  Payment for an order to purchase shares of the Government Assets, Liquid Assets, Institutional Reserves, Institutional Money Market or Municipal Assets Fund which is transmitted by federal funds wire will be available the same day for investment by the Funds’ custodian, if received prior to 3:00 p.m. Central Standard Time that day.  Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt.  The Government Assets, Liquid Assets, Institutional Reserves, Institutional Money Market and Municipal Assets Funds each strongly recommend that investors of substantial amounts use federal funds to purchase shares.

An order received prior to a Valuation Time on any Business Day for the Government Assets, Liquid Assets, Institutional Reserves, Institutional Money Market or Municipal Assets Fund will be executed at the net asset value determined as of the next Valuation Time on the date of receipt.  An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business

Day.  Shares purchased before 11:00 a.m., Central Standard Time, begin earning dividends on the same Business Day.  Shares purchased after 11:00 a.m., Central Standard Time, begin earning dividends on the next Business Day.  All Shares of the Government Assets, Liquid Assets, Institutional Reserves, Institutional Money Market and Municipal Assets Funds continue to earn dividends through the day before their redemption.

Every shareholder of record will receive a confirmation of each transaction in their account, which will also show the total number of shares of a Fund owned by the shareholder. Sending confirmations for purchases and redemptions of shares held by a Participating Organization on behalf of its Customer will be the responsibility of the Participating Organization.  Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Shares of a Fund sold to the Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Participating Organizations.  With respect to shares sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof by the Fund’s custodian within the settlement requirements defined in the Securities Exchange Act of 1934.  If payment is not received within the prescribed time periods or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred.  Any questions regarding current settlement requirements or electronic payment instructions should be directed to the Funds at (800) 438-6375.

Participating Organizations provide varying arrangements for their clients to purchase and redeem Fund shares.  Some may establish higher minimum investment requirements than set forth above.  They may arrange with their clients for other investment or administrative services.  Such Participating Organizations may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client’s yield or return.  Participating Organizations may also hold Fund Shares positions in nominee or street name as agent for and on behalf of their customers.  In such instances, the Fund’s transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Participating Organizations.  In the alternative, a Participating Organization may elect to establish its customers’ accounts of record with the transfer agent for the Funds. Participating Organizations may aggregate their customers’ purchases to satisfy the required minimums.  Some of the Participating Organizations may receive compensation from the Fund’s Shareholder Service Agent for recordkeeping and other expenses related to these nominee accounts.  In addition, certain privileges with respect to the purchase and redemption of Shares or the reinvestment of dividends may not be available through such Participating Organizations.  Some Participating Organizations may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such Participating Organizations’ material regarding their fees and services.  Shareholders should also consider that certain Participating Organizations might offer services that may not be available directly from the Fund.

Depending upon the terms of the particular Customer account, a Participating Organization may charge a Customer account fees for services provided in connection with investments in a Fund.  Information concerning these services and any charges will be provided by the Participating Organization.  The Prospectus should be read in conjunction with any such information so received from a Participating Organization.

The Distributor, at its expense, with voluntary assistance from IMG in its sole discretion, may also provide other compensation to broker/dealers that are Participating Organizations (“Dealers”) in connection with sales of shares of a Fund.  Compensation may include financial assistance to Dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and other Dealer-sponsored special events.  In some instances, this compensation may be made available only to certain Dealers whose representatives have sold or are expected to sell a significant amount of shares.  Compensation will also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens).  Dealers may not use sales of shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.  None of the aforementioned compensation is paid for by the Funds or their shareholders.

INDIVIDUAL RETIREMENT ACCOUNT (“IRA”)

An IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program.  IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits.  Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.  All IRA distribution requests must be made in writing to the Distributor.  Any additional deposits to an IRA must distinguish the type and year of the contribution.

For more information on an IRA call the Funds at (800) 438-6375.  Investment in shares of the Municipal Bond Fund or Municipal Assets Fund would not be appropriate for any IRA. Shareholders are advised to consult a tax Adviser on IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

The Auto Invest Plan enables Shareholders of the Funds to make regular monthly or quarterly purchases of shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automatic Clearing House).  With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder’s bank account, which will automatically be invested in Shares at the public offering price on the dates of the deduction.

The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments in a Fund is $25.  Investments may be made on the 5th or 20th of each month, on the 5th and 20th of each month, or on the 20th of each quarter (Mar., June, Sept., Dec.).  To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the account application, which can be acquired by calling (800) 438-6375.  For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

The Funds offer an exchange program whereby shareholders are entitled to exchange their shares for shares of the other Funds.  Such exchanges will be executed on the basis of the relative net asset values of the shares exchanged.  The shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose shares are being acquired.  Share exchanges will only be permitted where the Shares to be acquired may legally be sold in the investor’s state of residence.  A shareholder may make an exchange request by calling the Funds at (800) 438-6375 or by providing written instructions to the Funds. An investor should consult the Funds for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete.  If a shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the exchange request to the Funds at the address listed in the Prospectus.  If the Distributor receives an exchange request in good order by the Valuation Time on any Business Day, the exchange usually will occur on that day.  Any shareholder that wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange.

MATTERS AFFECTING REDEMPTION

To the greatest extent possible, the Company will attempt to honor requests from shareholders for (a) same-day payments upon redemption of Government Assets, Liquid Assets, Institutional Reserves, Institutional Money Market or Municipal Assets Fund shares if the request for redemption is received by the Distributor before 11:00 a.m. Central Standard Time on a Business Day or, if the request for redemption is received after 11:00 a.m. Central Standard Time, to honor requests for payment on the next Business Day, or (b) next-day payments upon redemption of the Variable NAV Funds if received by the Distributor before the Valuation Time on a Business Day or if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

All or part of a Customer’s shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Bank.  For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Customer, all or part of the Customer’s Shares to the extent necessary to maintain the required minimum balance.  There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

The Transfer Agent may require a signature guarantee by an eligible guarantor institution.  For purposes of this policy, the term “eligible guarantor institution” shall only include members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program).  Members are subject to dollar limitations which must be considered when requesting their guarantee.  The Transfer Agent may reject any signature if it believes that transaction would otherwise be improper.  Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners.  If you have any questions about the procedures, contact the Funds.

For a wire redemption, the then-current wire redemption charge may be deducted from the proceeds of a wire redemption.  This charge, if applied, will vary depending on the receiving institution for each wire redemption.  It is not necessary for Shareholders to confirm telephone redemption requests in writing.

If the Company receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Company cannot execute the order.  In such cases, the Company will request the missing information and process the order on the day such information is received.

The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the “Exchange”) is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Company, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.

The Company may redeem shares of each of the Funds involuntarily if redemption appears appropriate in light of the Company’s responsibilities under the 1940 Act.  See “NET ASSET VALUE” in this SAI.

MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the shareholders of the Company.  The Directors elect the officers of the Company to supervise actively its day-to-day operations.

The Board of Directors meets quarterly and has established standing committees to address certain review and approval obligations of the Board in connection with the quarterly board meetings and the Fund’s annual meeting.  The Board has established Audit, Contracts, and Administration committees.

During the last fiscal year, the Audit Committee met two times.  The Audit committee operates under a charter adopted by it, which is reviewed and approved annually by the committee.  The Audit Committee is comprised solely of non-interested directors consisting presently of Debra Jones, Fred Lorber, and Edward Stanek.  Debra Jones is the named Audit Committee Financial Expert.  The Audit Committee’s purpose and function is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls.  The Audit Committee also oversees the quality and objectivity of the independent audit and the Fund’s financial statements.  The Audit Committee further recommends the selection, retention, or termination of the independent auditors and meets with the Fund’s independent auditors from time to time as they or it may require to review the arrangements for and scope of the annual audit, and to discuss any matters of concern relating to the audit and/or with respect to the Fund’s internal accounting controls and management responses.

The Contracts Committee met one time in the last fiscal year.  The purpose and function of the Contracts Committee is to review and recommend approval of the various contracts the Fund enters into with its service providers, including but not limited to the investment advisory agreement, the underwriting and distribution agreement, and the custodian agreement among others.  The members of the Contracts Committee include Steve Zumbach and William Howard.

The Administration Committee met one time in the last fiscal year.  The Administration Committee’s purpose and function is to make nominations for independent directors and in connection therewith to evaluate candidate qualifications and establish their independence from the Fund’s manager and principal service providers.  The Administration Committee has not determined whether it will accept nominations from shareholders to fill vacancies on the Board due to resignation, death or an increase in the size of the Board.  The Administration Committee further periodically reviews board governance practices, board evaluations and makes recommendations on any changes to these practices and/or the by-laws.  The Administration Committee also periodically reviews the composition of the Board of Directors to determine whether or not it may be appropriate to expand the Board.  Finally the Administration Committee periodically reviews Director compensation and recommends changes to such compensation to the independent directors as a group.  The Administration Committee also monitors the performance of legal counsel.  The Administration Committee is currently comprised of Steven Zumbach and Fred Lorber.

Directors and Officers, respectively, together with information as to their principal business occupations during the last five years, service on other publicly traded boards or registered investment company boards, and other information are shown below.

Name, Contact, Address and Age	Position held with Vintage	Length of Time Served	Principal Occupations During Past Five Years	Portfolios Overseen By Director	Outside Directorships
Independent Directors:
William J. Howard, 802 Lundvall Avenue Rockford, IL 61107 Age 59	Director	Since 1998	Attorney, William J. Howard Attorney at Law from 1998 to present.	11	None
Debra Jones 11111 Aurora Ave., Bldg.5 Urbandale, IA 50322 Age 44	Director	Since 1998	President, Vodaci Technologies from 2000 to present; VP and CFO, Business Publications from 1990 to 2000	11	None
Fred Lorber, 5 SW 52nd Street Des Moines, IA 50312 Age 81	Director	Since 1998	Retired	11	None
Edward J. Stanek, Ph.D. 346 42nd Street Des Moines, IA 50312 Age 58	Director	Since 1998	President and CEO, Iowa Lottery from 1985 to present	11	None
Steven Zumbach, 666 Walnut Street, Ste 2000 Des Moines, IA 50309, Age 55	Chair, Director	Since 1998	Attorney, Belin, Lamson, McCormick, Zumbach, and Flynn from 1977 to present	11	None

Interested Director:
Joseph B. McGougan, 1021 N. Mulford Road P.O. Box 1687 Rockford, IL 61110- Age 44	Director	Since May, 2004	President and Chief Executive Officer, AMCORE Mortgage, Inc. from 1993 to present	11	None
Officers:
Jeff Lorenzen 1415 28th Street, Suite 200, West Des Moines, IA 50266, Age 40	President	Since 2005	President and Chief Investment Officer, Investors Management Group, 2005 to present. Employed with IMG since 1992.	N/A	N/A
Patricia Bonavia 501 Seventh Street P.O. Box 1537 Rockford, IL 61110-0037 Age 53	Vice President	Since 1998	President, AMCORE Investment Services, Inc. from 1998 to present.	N/A	N/A
Amy Mitchell, 1415 28th Street, Suite 200, West Des Moines, IA 50266 Age 34	Treasurer/ Secretary	Since 1998/Since January 2004.	Vice President, Investors Management Group; Director of Fund Administration, Investors Management Group 1990 to present	N/A	N/A
Vera Lichtenberger 1415 28th Street, Suite 200 West Des Moines, IA 50266 Age 53	Chief Compliance Officer	Since 2004	CCO, Investors Management Group since 2004. Iowa Legal Aid 2002-2004. GMAC Homes Services, 1998-2001.	N/A	N/A

Mr. McGougan is an interested Director of the Company by virtue of his employment with Amcore Mortgage, Inc., which is in common control with the adviser. Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the adviser and its parent or affiliates do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Funds who are not so affiliated with the Adviser receive an annual retainer fee and $500 for each Board of Directors meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings.

COMPENSATION TABLE

		Aggregate Compensation
Name of Person	Position	From Registrant(10- Funds)
William J. Howard	Director	$16,300
Debra Jones	Director	$16,100
Fred Lorber	Director	$16,800
Edward J. Stanek	Director	$16,800
Steven Zumbach	Chairman & Lead Director	$18,050

The Funds do not have a pension or retirement plan.

The Directors Fund ownership as of December 31, 2004 is represented in the following table as:

A.    None

B.    $1-$10,000

C.    $10,001-$50,000

D.    $50,001-$100,000

E.     over $100,000

Fund Series	William J. Howard	Debra Jones	Fred Lorber	Edward J. Stanek	Steven Zumbach	Joe McGougan
GAF	A	A	A	A	A	A
LAF	A	A	A	A	A	A
MAF	A	A	A	A	A	A
IRF	NA	NA	NA	NA	NA	NA
IMMF	NA	NA	NA	NA	NA	NA
Limited Term Bond	A	A	D	A	A	A
Bond	A	A	A	A	A	A
Municipal Bond	A	A	A	A	A	A
Balanced	B	A	A	A	A	A
Equity	C	C	A	C	A	A
Growth	B	A	A	A	C	A
Total	C	C	D	C	C	A

INVESTMENT ADVISER

Investment advisory services are provided by IMG, West Des Moines, Iowa, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”).  IMG is wholly owned by AMCORE Investment Group, N.A., a national bank wholly owned by AMCORE Financial, Inc. (“AMCORE”), a publicly traded bank holding and financial services company.  AMCORE has four financial services companies including AMCORE Investment Group, which provides trust and brokerage services, and through its wholly owned subsidiary, IMG, offers capital management and mutual fund administrative services and is the investment adviser for the Vintage Mutual Funds.

Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services for the Funds.  For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays IMG a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of 0.40% for the Government Assets Fund, of 0.35% for the Liquid Assets, Institutional Money Market, Institutional Reserves, and Municipal Assets Funds, of 0.50% for the Limited Term Bond, of 0.55% for the Bond Fund, of 0.50% for the Municipal Bond Fund, of 0.75% for the Balanced and Equity Funds, and of 0.95% for Growth Fund.  IMG may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.

The total investment advisory fees recorded by the Funds referenced below for the fiscal year ended March 31, 2005:

Government Assets Fund	$424,184
Institutional Reserves Fund	$171,334
Institutional Money Market	$1514
Liquid Assets Fund	$327,092
Municipal Assets Fund	$87405
Limited Term Bond Fund	$315200
Bond Fund	$642,889
Municipal Bond Fund	$204,727
Balanced Fund	$234,815
Equity Fund	$1158650
Growth Fund	$404107

The total investment advisory fees waived for the Funds referenced below for the fiscal year ended March 31, 2005:

Government Assets Fund	$318,138
Institutional Reserves Fund	$159,951
Institutional Money Market	$1,514

The total investment advisory fees recorded by the Funds referenced below for the fiscal year ended March 31, 2004:

Government Assets Fund	$477,604
Institutional Reserves Fund	$113,859
Liquid Assets Fund	$418,907
Municipal Assets Fund	$113,545
Limited Term Bond Fund	$301,911
Bond Fund	$703,845
Municipal Bond Fund	$228,244
Balanced Fund	$294,331
Equity Fund	$1,634,020
Growth Fund	$428,592

The total investment advisory fees waived for the Funds referenced below for the fiscal year ended March 31, 2004:

Government Assets Fund	$69,640
Institutional Reserves	$113,859

The total investment advisory fees recorded by the Funds referenced below for the fiscal year ended March 31, 2003:

Government Assets Fund	$593,737
Liquid Assets Fund	$547,953
Municipal Assets Fund	$136,580
Limited Term Bond Fund	$295,692
Bond Fund	$750,792
Municipal Bond Fund	$239,788
Balanced Fund	$336,261
Equity Fund	$1,865,651
Growth Fund	$491,986

The total investment advisory fees waived for the Funds referenced below for the fiscal year ended March 31, 2003:

Government Assets Fund	$74,919

Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund and from year to year, if such continuance is approved at least annually by the Company’s Board of Directors or by vote of a majority of the outstanding shares of the relevant Fund, and a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.  The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days’ written notice without penalty by the Directors, by vote of a majority of the outstanding shares of that Fund, or by IMG.  The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that IMG shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of IMG in the performance of its duties, or from reckless disregard by IMG of its duties and obligations thereunder.

The renewal of the Investment Adviser Agreement was approved by the Board of Directors at their annual meeting held on February 23, 2005.  In approving the Investment Adviser Agreement the Fund’s Board of Directors reviewed the Investment Adviser’s financial statements and examined the Investment Adviser’s profitability realized from the investment advisory fees paid by the Fund.  In addition, the Board reviewed the Fund’s performance and compared it with other funds with similar investment objectives and policies and compared it to relevant market indices.  The Board further reviewed the fees paid by the Fund to the Investment Adviser and Distributor and compared them to other similarly situated funds.  The Board also reviewed information from the Investment Adviser relating to research services provided by various broker-dealers through which the Investment Adviser placed securities trades on behalf of the Fund, and any soft dollar credits or other benefits received by the Investment Adviser as a result thereof.  The Board also examined the background and experience of the advisory personnel of the Investment Adviser and assessed the quality of the investment advice provided by the Investment Adviser in terms of the Fund’s investment objectives, performance, relative market indices and similar funds.  Based on these reviews, the Board approved the Investment Adviser Agreement, and concluded that the advisory fee paid was reasonable, compared to fees paid to other funds for like services, and that the advisory services provided by the Investment Adviser are necessary, appropriate and reasonable in the circumstances.

Portfolio Management

The Vintage Equity Fund and Vintage Growth Fund are managed by the Equity Team of IMG.  The Equity Team consists of Jeff Lorenzen, Jim Thompson and Don Radke.  Jim Thompson is the lead member of the Equity Team for the Equity Fund and Don Radke is the lead member of the Equity Team for the Growth Fund.  The Equity Team meets as a group to determine current investment strategy and the lead member of the team manages the day to day purchases and sale of securities for respective fund. The equity portion of the Vintage Balanced Fund is managed by the Equity Team with Jim Thompson as the lead member and the Fixed Income Team manages the fixed income portion. The Fixed Income Team consists of Jeff Lorenzen, Kevin Croft, and Laurie Mardis. Kevin Croft is the lead member of the Fixed Income Team for the Vintage Balanced Fund. The allocation of the Vintage Balanced Fund’s assets between equities and fixed income securities is determined jointly by the Equity and Fixed Income Teams. Kevin Croft is also the lead member of the fixed income team for the Vintage Bond and the Vintage Limited Term Bond Funds. Laurie Mardis is the lead member of the fixed income team for the Vintage Municipal Bond Fund. The fixed income team also manages the money market funds.

Jeff Lorenzen, C.F.A. has been employed by IMG in various positions since 1992. He is currently President of IMG and has served as Chief Investment Officer since 2003. Prior to that he was Supervising Fixed Income Manager from 2000-2003. Jeff has a B.B.A degree from the University of Iowa and a M.B.A. from Drake University.

Jim Thompson, CFA has been Director of Investment Strategy and Equity Research with IMG, since 2003. Prior to that he was High Yield Analyst with Principal Global Investors from 2002-2003, and a graduate student from 2000-2001. Jim has a BS degree from Drake University and a M.B.A. from the University of Iowa.

Don Radke has been an Equity Manager for IMG since 2000. Don has a B.A. degree from the University of Wisconsin-Milwaukee and an M.B.A from the University of Minnesota.

Kevin Croft, CFA has been Supervising Fixed Income Manager of IMG since 2003. Prior to that, he was employed as a Portfolio Manager with Principal Global Investors from 1993-2003.  Kevin has B.S.B.A. and M.B.A. degrees from Drake University.

Laurie Mardis, CFA, serves as a Fixed Income Manager and has been with IMG since 2001.  She worked at Wells Fargo & Company from 1996-2001. Her experience includes fixed-income research.  Laurie has B.S.B.A. and M.B.A. degrees from Drake University.

The equity team serves not only the Vintage Funds, but also separately managed accounts and recommends funds for the trust department of Amcore. The fixed income team advises several other public fund accounts with money market portfolios or direct fixed term asset investments. In the event of a conflict between accounts (such as limited securities for investment), the investment policy of Investors Management Group outlines the procedural steps the managers should follow (such as the allocation of opportunities).

Other Accounts: Team lead	Registered investment company	Pools	Other Accounts	Aggregate dollars
Jeff Lorenzen	2	1		$339,869,153
Kevin Croft		1	37*	$2,182,482,712	*
Laurie Mardis			64	$1,846,324,679
Jim Thompson			38*	$1,166,145,727	*
Don Radtke

*Some accounts co-led

The Portfolio Management Team members Fund ownership as of December 31, 2004 is represented in the following table as:

A.    None

B.    $1-$10,000

C.    $10,001-$50,000

D.    $50,001-$100,000

E.     $100,001-$500,000

F.     $500,001-$1,000,000

G.    over $1 million

Fund Series	Jeff Lorenzen	Kevin Croft	Laurie Mardis	Jim Thompson	Don Radtke
GAF	A	A	A	A	A
LAF	A	A	A	A	A
MAF	A	C	A	A	A
IRF	NA	NA	NA	NA	NA
IMMF	NA	NA	NA	NA	NA
Limited Term Bond	A	D	A	A	A
Bond	A	D	C	A	A
Municipal Bond	A	A	A	A	A
Balanced	B	A	A	A	A
Equity	C	A	B	A	A
Growth	B	A	A	A	A
Total	C	E	C	A	A

Compensation of portfolio managers

The Portfolio managers are compensated by a fixed salary, benefits (including 401(k) plan), and bonuses.  The bonuses for portfolio managers are determined a formula that considers on the performance of a composite of all accounts they manage in categories of accounts (equity/fixed income/money market) against na selected appropriate index for that composite.  The performance bonus includes an annual component and a three-year performance component.  Composites and their indexes include: Core Fixed Income/ Lehman Brothers Aggregate Index; Taxable Cash Management/iMoneyNet Govt. MM Index; Bank/Lehman Brothers Intermediate Govt. Index; Core Municipal/Merrill Lynch 1-12 Muni Index; Life Insurance/ Lehman Brothers Aggregate Index; Intermediate Core/ Lehman Brothers Intermediate Govt./Credit Index; Intermediate High Quality/ Lehman Brothers Intermediate Govt./Credit A+ Index; Intermediate Government/ Lehman Brothers Intermediate Govt. Index; Low Duration;/ Lehman Brothers 1-3 yr. Govt./Credit; Short Term/High Quality/ Merrill Lynch 1-3 year Treasury Index; Stable Asset Value/ Lehman Brothers 1-3 yr. Govt. Index; Balanced Mutual Fund/ 50% S&P 500/50% Lehman Brothers Intermediate Govt./Credit Index; Tax Free Cash Management/; iMoneyNet Tax Free MM Index; Property and Casualty Insurance/ Lehman Brothers Intermediate Aggregate Index; Core Equity/S&P 500; Enhanced Cash/50/50 3 month T-Bill/1-3 yr. Lehman Brothers Govt./Credit.

The Portfolio

PORTFOLIO HOLDINGS DISCOSURE

The Fund’s policy as adopted by the Board of Directors is not to make disclosures of portfolio holdings for any of the Funds available to anyone not otherwise entitled to review them, except quarterly. Such disclosures will be made available when the Fund files its Form N-Q, which is normally within 60 days of the end of each calendar quarter. The entire list of securities holdings of the Fund will be available on the Fund’s website with the filing of form N-Q.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, IMG determines, subject to the general supervision of the Board of Directors of the Company and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund’s portfolio transactions.  Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.  Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.  Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  Transactions in the over-the-counter market are generally principal transactions with dealers.  With respect to the over-the-counter market, IMG, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

The Company, on behalf of the Funds, will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with AMCORE Investment Group, N.A., the Distributor, or their affiliates, and will not give preference to AMCORE Investment Group, N.A. correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by IMG.  Any such other Fund, investment company or account may also invest in the same securities as the Company on behalf of the Funds.  When a purchase or sale of the same security is made at substantially the same time on behalf of more than one Fund or a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which IMG believes to be equitable to the Fund(s) and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.  To the extent permitted by law, IMG may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution.  As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, IMG will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of AMCORE its parent or its subsidiaries or affiliates and, in dealing with its customers, AMCORE, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

The policy of each of the Funds, regarding purchases and sale of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions.  In seeking to implement the Fund’s policies, IMG effects transactions with those brokers and dealers whom IMG believes provide the most favorable prices and are capable of providing efficient executions.  If IMG believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or IMG.  Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities.  Such information may be useful to IMG in serving both the Funds and other clients and conversely, supplemental information obtained by the placement of business of other clients may be useful to IMG in carrying out its obligations to the Funds.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commission charged by other broker-dealers in recognition of their research or execution services.  In order to cause the Funds to pay such higher commissions, IMG must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or IMG’s overall responsibilities to the Funds.  In reaching this determination, IMG will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

Total brokerage commissions paid by the respective Funds for the fiscal year ended March 31, 2005, were as follows:

Balanced Fund	$37,075
Equity Fund	$310,377
Growth Fund	$111,184

Total brokerage commissions paid by the respective Funds for the fiscal year ended March 31, 2004, were as follows:

Balanced Fund	$59,162
Equity Fund	$495,751
Growth Fund	$231,473

Total brokerage commissions paid by the respective Funds for the fiscal year ended March 31, 2003, were as follows:

Balanced Fund	$31,665
Equity Fund	$270,164
Growth Fund	$186,927

None of such commissions were paid to any affiliate of the Funds, AMCORE or AMCORE Investment Group, N.A.

BANKING LAWS

IMG, AMCORE Investment Group N.A. and their brokerage affiliates believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Rule 12b-1 Agreement described below without violation of applicable statutes and regulations.  Counsel has advised IMG, AMCORE Investment Group N.A. and their brokerage affiliates that, while the question is not free from doubt, such laws should not prevent IMG, AMCORE Investment Group N.A. and their brokerage affiliates from providing the services required of it under the Rule 12b-1 Agreement.  Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict IMG, AMCORE Investment Group N.A. or their brokerage affiliates from continuing to perform such services for the Funds.  Depending upon the nature of any changes in the services which could be provided by IMG, AMCORE Investment Group N.A. or their brokerage affiliates, the Board of Directors of the Company would review the Funds’ relationship with IMG or AMCORE Investment Group N.A. and consider taking all action necessary in the circumstances.

Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of IMG, AMCORE Investment Group, N.A. and their brokerage affiliates and/or its affiliated and correspondent banks in connection with Customer purchases of shares of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers.  It is not anticipated, however, that any change in the Company’s method of operations would affect its net asset value per share or result in financial losses to any Customer.

ADMINISTRATOR

IMG serves as administrator (the “Administrator”) to the Funds pursuant to a Management and Administration Agreement (the “Administration Agreement”).  The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement, by the Transfer Agent under the Transfer Agency Agreement and by the Fund Accountant under the Fund Accounting Agreement.)

Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on
Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds’ federal and state tax returns and required tax filings other than those required to be made by the Funds’ Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Company’s counsel; assist to the extent requested by the Funds with the Fund’s preparation of its Annual and Semi-Annual Reports to shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assists in all aspects of the Funds’ operations other than those performed by IMG under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement, by the Distributor under the Distribution Agreement, by the Transfer Agent under the Transfer Agency Agreement and by the Fund Accountant under the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to the lesser of (1) a fee calculated daily and paid periodically, at the annual rate equal to 0.21% of the average daily net assets of the Government Assets, Liquid Assets, Institutional Reserves, Institutions Money Market and Municipal Assets Funds and 0.26% of the average daily net assets for all other Vintage Mutual Funds or (2) such other fee as may be agreed upon in writing by the Company and the Administrator.  The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

The Administration Agreement thereafter shall be renewed automatically for successive terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term.  The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days’ notice by the Company’s Board of Directors or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR

BISYS Fund Services Limited Partnership serves as distributor to the Funds pursuant to the Distribution Agreement (the “Distribution Agreement”).  Unless otherwise terminated, the Distribution Agreement will continue if such continuance is approved at least annually (i) by the Company’s Board of Directors or by the vote of a majority of the outstanding shares of the Funds and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The Funds are not sold subject to commissions and the Distributor received no commissions for the fiscal years ended March 31, 2005, March 31, 2004, and March 31, 2003.

The Company has adopted a Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations.

As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with shares of a Fund purchased and held by the Participating Organization for the accounts of its Customers and shares of a Fund purchased and held by Customers of the Participating Organization, including, but not limited to, processing automatic investments of Participating Organization’s Customer account cash balances in shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, the Participating Organization may receive a monthly fee, computed at an annual rate of the average aggregate net asset value of the shares of the Fund held during the period in Customer accounts for which the Participating Organization has provided services under this Agreement.  The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organization under the Rule 12b-1 Agreement.  The maximum fee is 0.50% on “S” shares of Liquid Assets and 0.25% on all other Classes and Funds.  Currently, such fees are limited to 0.40% for “S” shares of Liquid Assets, 0.15% for “S2” Shares of Liquid Assets, 0.15% for “S” shares of Municipal Assets and 0.00% for all other Classes and Funds.  However, IMG as Adviser and Administrator to the Company may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Company up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Company.

As required by Rule 12b-1, the Plan was initially approved by the shareholders of each Class of shares of a Fund and by the Board of Directors, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Directors”).  The Plan may be terminated with respect to a Fund by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding shares of the Fund.  The Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose.  However, any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval.  For so long as the Plan is in effect, selection and nomination of the Independent Directors shall be committed to the discretion of such disinterested persons.

All agreements with any person relating to the implementation of the Plan may be terminated, with respect to a Fund, at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding shares of the Fund.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors, and (ii) by the vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose.  The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued.  In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

The Board of Directors of the Company believes that the Plan is in the best interests of each of the Funds to which it applies since it encourages Fund growth.  As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

For the fiscal year ended March 31, 2005, no distribution fees were authorized for the Government Assets, Institutional Reserves, Institutional Money Market Limited, Limited Term Bond, Bond, Municipal Bond, Balanced, Equity and Growth Funds.  For the fiscal year ended March 31, 2005, the Liquid Assets Fund paid distribution fees in the amount of $208,747. This is broken down into Class S fee of $180,333 and Class S2 fee of $28,414.  For the fiscal year ended March 31, 2005, distribution fees were authorized for the Municipal Assets Fund, but were waived or supplemented entirely.  Distribution fees cover the costs of distribution as well as payments made by the Distributor to Participating Organizations.

ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan (the “Services Plan”) pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a “Participating Organization”), which may include AMCORE Financial, Inc., its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders

(collectively, “customers”) who are the beneficial or record owner of shares of that Fund.  In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Participating Organization’s customers for whom the Participating Organization provides such services.

The servicing agreements adopted under the Services Plan (the “Servicing Agreements”) require the Participating Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Fund, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions.

As authorized by the Services Plan, the Company has entered into Servicing Agreements with Participating Organizations pursuant to which the Participating Organizations has agreed to provide certain administrative support services in connection with shares of the Funds owned of record or beneficially by its customers.  Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the shares beneficially owned by the Participating Organization’s customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the shares pursuant to specific or pre-authorized instructions.  In consideration of such services, the Company, on behalf of each Fund, has agreed to pay each Participating Organization a monthly fee, computed at an annual rate of 0.25% of the average aggregate net asset value of shares of that Fund held during the period by customers for whom the Participating Organization has provided services under the Servicing Agreement.  At present, the Company is authorized to pay servicing fees on the Classes or Funds as follows:

0.25% annually on the “S” shares of Equity, Liquid Assets and Municipal Assets Funds, and 0.15% each on the “T” shares of the Liquid Assets and Municipal Assets Funds.  Such fees may be voluntarily waived or supplemented by the adviser, as disclosed in the prospectus. Such waiver or supplement may be ended at any time.

The Company pays no servicing fees on the other Funds or Classes offered by a Prospectus, although it may begin to do so at any time without further notice to shareholders.  IMG, as Adviser and Administrator, may supplement the Servicing Fees paid by the Company to the Participating Organization up to the maximum fee approved by the Services Plan without further notice to shareholders and at no cost to the Company or Fund or class thereof.

CUSTODIAN

The Bank of New York, New York, serves as custodian for the Funds (the “Custodian”) pursuant to the Custodian Agreement between the Company and the Custodian (the “Custodian Agreement”).  The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund’s investments.  In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by either party upon 60 days’ advance written notice to the other party.  Notwithstanding the foregoing, the Custodian Agreement, with respect to a Fund, must be approved at least annually by the Company’s Board of Directors or by vote of a majority of the outstanding shares of that Fund, and a majority of the Directors who are not parties to the Custodian Agreement or interested persons (as defined in the 1940 Act) of any party to the Custodian Agreement (“Disinterested Persons”) by votes cast in person at a meeting called for such purpose.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

IMG also serves as the Funds’ transfer agent (the “Transfer Agent”) to “S” shares of the Government Assets Fund, “S”, “S2” and “I” shares of the Liquid Assets Fund, the Institutional Reserves Fund, the Institutional Money Market Fund and, and “S” and “I” shares of the Municipal Assets Fund pursuant to a Transfer Agency Agreement. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 serves as transfer agent (the “Transfer Agent”) for all other Funds pursuant to a Transfer Agency Agreement dated October 30, 1997.  Pursuant to such Agreements, the Transfer Agent, among other things, performs the following services in connection with each of the Funds’ shareholders of record: maintenance of shareholder records for each of the Fund’s shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials.  For such services the Transfer Agent receives a fee based on the number of shareholders of record and out-of-pocket expenses.

In addition, IMG provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement.  IMG receives a fee from each Fund for such services equal to a fee computed daily and paid periodically at an annual rate of 0.03% of that Fund’s average daily net assets.  Under such Agreement, IMG maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gains distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1010 Grand Boulevard, Suite 400, Kansas City, Missouri 64106, were the Independent Registered Public Accounting Firm for the Company for the fiscal year ended March 31, 2005.  Deloitte & Touche LLP performed an annual audit of the Funds’ financial statements and provided other services related to filings with respect to securities regulations. Reports of their activities have been provided to the Company’s Board of Directors.

LEGAL COUNSEL

Cline, Williams, Wright, Johnson & Oldfather, LLP 1900 U.S. Bank Building, 233 S. 13th Street, Lincoln, Nebraska 68508, is counsel to the Company.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Company is a Maryland corporation, organized on November 16, 1994.  The Company’s Articles of Incorporation and all amendments are on file with the State Department of Assessments and Taxation of Maryland.  The Articles of Incorporation authorize the Board of Directors to issue 100,000,000,000 shares, with a par value of $0.001 per share.  The Company consists of several funds organized as separate series of shares. Some series are further divided presently in up to four additional “classes” of shares that bear different class level fees.  Additional series and additional classes of a series may be authorized in the future.  At present, only the Liquid Assets, Municipal Assets and Equity Funds are offered with classes.  The establishment of classes of shares was approved by the Board of Directors under the provisions of a plan adopted pursuant to Rule 18f-3, which Plan sets forth the basis for allocating certain expenses among the classes of the Company’s shares.  Under Rule 18f-3 and the Plan, the Company is permitted to establish separate classes that allow for different arrangement for shareholder services, distribution of shares and other services and to pay different “class” expenses.

The consideration received by the Company upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to the Fund by the Company’s Board of Directors, subject only to the rights of creditors of the Fund, constitute the underlying assets of such Fund.  The underlying assets of each Fund are segregated on the Company’s books of account, and are charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Company.  Determinations by the Board of Directors of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a Fund are made in any manner the Board of Directors deems fair and equitable and are conclusive for all purposes.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion.  When issued for payment as described in this SAI, the shares will be fully paid and nonassessable.  In the event of a liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution of any general assets not belonging to any particular Fund which are available for distribution.  All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the Transfer Agent.  The Company’s Articles of Incorporation authorize the Board of Directors to terminate a Fund or any class by notice to shareholders without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  Approval of changes to the Rule 12b-1 Plan applicable to a Fund, or to a class of shares of a Fund would only be effectively acted upon with respect to the Fund or to a class of shares of a Fund, if approved by a majority of the outstanding shares of such Fund or class of shares.  However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by shareholders of the Company voting without regard to series or classes.

SHARE CLASSES:

SHARE CLASS	CLASS DESCRIPTION

“S” and “S2”

These shares are normally offered through financial institutions providing automatic “Sweep” investment programs to their customers. These shares bear separate distribution and/or shareholder servicing fees. Participating Organizations selling or servicing these shares may receive different compensation with respect to one class over another. The Liquid Assets Fund, Municipal Assets Fund and Government Assets Fund offer Class S shares while only the Liquid Assets Fund offers Class S2 shares.

“S” Shares

These shares are offered to all shareholders of the Equity Fund except those who qualify for “T” shares of the Equity Fund. Depending upon the terms of the Particular Customer account, a Participating Organization may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Participating Organization. The Prospectus should be read in conjunction with any such information provided by the Participating Organization.

“T” Shares of the Equity Fund	These shares are offered solely to fiduciary of the Equity accounts of AMCORE Investment Group, N.A. Fund which AMCORE Investment Group, N.A. exercises investment discretion.

“T”

These shares offer a check writing privilege and are also offered through trust organizations or others providing shareholder services such as establishing and maintaining custodial accounts and records for their customers who invest in “T” shares, assisting customers in processing purchase, exchange and redemption requests and responding to customers’ inquiries concerning their investments, though they may also be used in “sweep” programs. These shares bear separate distribution and/or shareholder servicing fees. Participating Organizations selling or servicing these shares may receive different compensation with respect to one class over another. The Liquid Assets Fund, Municipal Assets Fund and Government Assets Fund offer Class T shares.

“I”

These shares pay no shareholder or servicing fees and are normally offered directly by the distributor or through trust organizations providing fiduciary account services for an additional fee. The Liquid Assets Fund and Municipal Assets Fund offer Class I shares.

Shares are normally offered to individual and institutional investors acting on their own behalf or on behalf of their customers and bear a pro rata portion of all operating expenses paid by each Fund.

SHAREHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate Bylaw provisions and generally will not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. The Maryland General Corporation Law also contains procedures for removal of Directors by shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than 10 percent of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director.  Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 percent of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders of record; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender or the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series or class except as otherwise expressly required by the Articles of Incorporation or applicable law.  For example, shareholders of each Fund will vote in the aggregate with other shareholders of the Company with respect to the election of Directors and ratification of the selection of independent accountants.  However, shareholders of a particular Fund will vote as a Fund, and not in the aggregate with other shareholders of the Company, for purposes of approval of that Fund’s Investment Advisory Agreement, Plan and Services Plan, except that shareholders of the Government Assets, the Liquid Assets, Municipal Assets, and Equity Funds will vote by class on matters relating to that Fund’s Plan and Services Plan.

As used in the Prospectus and the SAI, a “vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of that Fund.

ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS.  Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, and gains from the sale of securities, invest in securities within certain statutory limits, and distribute at least 90% of its net income each taxable year. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.  There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount.  If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security.  There may be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if the holder holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

FOREIGN TAXES.  Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject.  However, if a Fund invests in the stock of certain foreign corporations that constitute a Passive Foreign Investment Company (“PFIC”), then federal income taxes may be imposed on a Fund upon disposition of PFIC investments.

SHAREHOLDERS’ TAX STATUS.  Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares.  The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Funds if those Funds were regular corporations, and to the extent designated by those Funds as so qualifying.  These dividends and any short-term capital gains are taxable as ordinary income.

CAPITAL GAINS.  Capital gains, when experienced by a Fund, could result in an increase in dividends.  Capital losses could result in a decrease in dividends.  When a Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

BACKUP WITHHOLDING.  Each Fund may be required to withhold U.S. federal income tax at the rate of 29% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions for all Funds except the Government Assets Fund) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

ADDITIONAL TAX INFORMATION CONCERNING THE MUNICIPAL ASSETS AND MUNICIPAL BOND FUNDS

The Municipal Assets and Municipal Bond Funds each intend to qualify under the Code to pay “exempt-interest dividends” to its shareholders.  Each Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from the regular federal income tax.  To the extent that dividends distributed by each Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as “exempt-interest dividends” by the Fund, they will be excludable from the gross incomes of the shareholders for regular federal income tax purposes.  Each Fund will inform shareholders annually as to the portion of the distributions from the Fund that constituted “exempt-interest dividends.”

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Municipal Assets and Municipal Bond Funds.  No attempt is made to present a detailed explanation of the income tax treatment of either Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning.

Accordingly, potential purchasers of shares of the Municipal Assets and Municipal Bond Funds are urged to consult their tax advisers with specific reference to their own tax situation.

YIELDS AND TOTAL RETURNS OF THE MONEY MARKET FUNDS

The “current yield” of the Government Assets, Institutional Reserves, Liquid Assets, Institutional Money Market and Municipal Assets Funds for a seven-day period (the “base period”) will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent.  Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments.  Yield may also be calculated on a compound basis (the “effective yield”)

which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

The current yield and effective yield of the Funds will vary in response to fluctuations in interest rates and in the expenses of the Funds.  For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for the same base period and calculated by the methods described on the next page.

Each Fund may wish to publish total return figures in its sales literature and other advertising materials.  For a discussion of the manner in which such total return figures are calculated, see “Yields and Total Returns of the Variable NAV Funds--Total Return Calculations” below.

YIELDS AND TOTAL RETURNS OF THE VARIABLE NAV FUNDS

YIELD CALCULATIONS.  Yields of each of the Funds except the Government Assets, Institutional Reserves, Liquid Assets, Institutional Money Market, and Municipal Assets Funds will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference.  A Fund’s net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.  This calculation can be expressed as follows:

Yield = 2 [(	a - b	+ 1)exp(6) - 1]
cd

Where:	a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = maximum offering price per Share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund.  For purposes of this calculation, it is assumed that each month contains 30 days.  The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.  With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.  The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula).  Undeclared earned income is the net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

For the 30-day period ended March 31, 2005, the yields for the Funds were as follows:

Limited Term Bond Fund	2.44%
Bond Fund	3.97%
Municipal Bond Fund	1.91%
Balanced Fund	0.81%
Equity Fund	0.05%
Growth Fund	-0.35%

During any given 30-day period, the Adviser or the Administrator may voluntarily waive all or a portion of their fees with respect to a Fund.  Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.

From time to time, the tax equivalent 30-day yield of the Municipal Bond Fund may be presented in advertising and sales literature.  The tax equivalent 30-day yield will be computed by dividing that portion of the Fund’s yield which is tax-exempt by one minus a stated tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

TOTAL RETURN CALCULATIONS.  Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash.  The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.  This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

Average Annual Total Return =	[(	ERV	) exp (1/n) - 1]
P

Where:	ERV	=	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

	P	=	hypothetical initial payment of $1,000.

	N	=	period covered by the computation, expressed in terms of years.

The Funds compute their aggregate total returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.  The formula for calculating aggregate total return is as follows:

Aggregate Total Return =	[(	ERV	] - 1]
P

Where:	ERV	=	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

	P	=	hypothetical initial payment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period.  The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

AFTER-TAX RETURNS

The returns presented below are shown both before and after taxes.  The after-tax returns are shown in two ways:

(1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and

(2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales.  State and local taxes were not considered.  For the calculations assuming all shares are sold at the end of each period, a negative pre-tax total return translates into a higher after-tax return because the calculation assumes a tax deduction for the loss incurred on the sale.

Actual after-tax returns will vary based on each investor’s tax situation and may differ from those shown.  Note that for funds owned in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax returns do not apply because such accounts are not subject to current taxes.

Keep in mind that past performance, whether before or after taxes, is not indicative of future performance.

	Periods Ended March 31, 2005
Average Annual Total Returns	One Year	Five Years	Ten Years	Since Inception	Cumulative Total Return
Limited Term Bond Fund (inception 6/15/95)
Returns Before Taxes	-0.27%	4.00%	N/A	4.21%	49.85
Returns After Taxes on Distributions	-1.22%	2.34%	N/A	2.34%
Returns After Taxes on Distributions and Sales of Fund Shares	-0.98%	1.89%	N/A	1.91%

Bond Fund (inception 7/7/95)
Returns Before Taxes	1.47%	5.89%	N/A	5.85%	74.04%
Returns After Taxes on Distributions	0.07%	3.86%	N/A	3.48%
Returns After Taxes on Distributions and Sales of Fund Shares	0.06%	3.14%	N/A	2.86%

Municipal Bond Fund (inception 2/16/93)
Returns Before Taxes	-0.34%	4.69%	4.65%	4.65%	73.51%
Returns After Taxes on Distributions	-1.66%	3.21%	3.10%	2.99%
Returns After Taxes on Distributions and Sales of Fund Shares	-1.33%	2.60%	2.55%	2.47%

Balanced Fund (inception 6/1/95)
Returns Before Taxes	1.61%	-4.02%	N/A	6.04%	78.07%
Returns After Taxes on Distributions	1.01%	-4.89%	N/A	4.59%
Returns After Taxes on Distributions and Sales of Fund Shares	0.81%	-3.83%	N/A	3.81%

Equity Fund S Shares (inception 12/15/92)
Returns Before Taxes	2.44%	-7.70%	7.45%	7.54%	144.37%
Returns After Taxes on Distributions	2.44%	-8.00%	6.03%	6.24%
Returns After Taxes on Distributions and Sales of Fund Shares	1.95%	-6.17%	5.05%	5.29%

Equity Fund T Shares (inception 12/15/92)
Returns Before Taxes	2.69%	-7.47%	7.66%	7.68%	148.43%
Returns After Taxes on Distributions	2.68%	-7.77%	6.20%	6.38%
Returns After Taxes on Distributions and Sales of Fund Shares	2.15%	-6.00%	5.20%	5.41%

Growth Fund (inception 9/29/95)
Returns Before Taxes	-5.01%	-10.99%	N/A	3.88%	43.62%
Returns After Taxes on Distributions	-5.01%	-12.16%	N/A	2.60%
Returns After Taxes on Distributions and Sales of Fund Shares	-4.00%	-9.16%	N/A	2.12%

PERFORMANCE COMPARISONS

Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor’s Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or Ibbotson Associates, Inc.  Comparisons may also be made to indices or data published in iMoneyNet, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron’s, The Wall Street Journal, The New York Times, Business Week, and U.S.A. Today.  In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.  The Funds may also include in advertisements and reports to shareholders information comparing the performance of IMG or its predecessors to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger’s, Casey/PIPER Manager Database or CDA/Cadence.

Current yields or performance will fluctuate from time to time and are not necessarily representative of future results.  Accordingly, a Fund’s yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time.  Yield and performance are functions of a Fund’s quality, composition and maturity, as well as expenses allocated to the Fund.  Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund’s effective yield to Customers.

From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders.  The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications.  Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

ETHICS POLICY

The Company, IMG and BISYS Funds Services Limited Partnership, have adopted codes of ethics under Rule 17j-1 under the Investment Company Act of 1940.  These codes of ethics permit personnel of the Company, Investment Adviser and Principal Underwriter and other persons (“covered persons”) to invest in securities, including securities that may be purchased or held by the Fund, subject to certain conditions and reporting obligations by such covered persons.

PROXY VOTING POLICY

The Company has delegated proxy-voting decisions on securities held in the Funds to IMG, the investment adviser. IMG conforms to the proxy voting policies and procedures (“Proxy Voting Policies”) implemented by its parent AMCORE Investment Group, N.A. (AIG) for voting proxies held by it in its fiduciary capacity as trustee. These policies are attached hereto.

If IMG determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Company and any of the Funds, IMG will either (i) disclose such conflict of interest to the Board of Directors and obtain their consent before voting the proxy; or(ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service.

Information on how each of the Funds (other than the Money Market Funds) voted proxies relating to portfolio securities during each prior 12-month period ended June 30th is filed with the SEC on Form N-PX. Form N-PX is available: (1) without charge, upon request by calling the Funds at (800) 798-1819; (2) on the Funds’ website at http://www.VintageFunds.com, and (3) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

As of March 31, 2005, the following persons owned 5 percent or more of the outstanding shares of the Funds indicated:

Liquid Assets Fund - I Shares

	Share
Name	Amount	%
Ownership
YMCA of Greater Des Moines	742,794.12	7%

Municipal Assets Fund - T Shares

	Share
Name	Amount	%
Ownership
Louise J. Smith, Woodstock, IL	330,355.78	9.01%

Institutional Money Market Fund

	Share
Name	Amount	%
Ownership
Waukee Community School District	9,540,000.00	94%
Olin Consolidated School	572,479.76	6%

As of the date hereof, none of the Officers or Directors beneficially owned more than 1 percent of the shares of common stock of any Fund or class thereof.

MISCELLANEOUS

The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a fund within the Company or (4) describes investment management strategies for such funds.  Such information is provided to inform shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of IMG and/or Company officers regarding expected trends and strategies.

Individual Directors are elected by the shareholders and serve for a term lasting until the next meeting of shareholders at which Directors are elected.  Such meetings are not required to be held at any specific intervals.  Shareholders owning not less than 10% of the outstanding shares of the Company entitled to vote may cause the Directors to call a special meeting, including for the purpose of considering the removal of one or more Directors.  Any Director may be removed at any meeting of shareholders by vote of a majority of the Company’s outstanding shares.  The Company will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Commission.  Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

FINANCIAL STATEMENTS

The financial statements of the Funds for the period ended March 31, 2004 and March 31, 2005, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as set forth in their report thereon, which is included in the Annual Report which is incorporated by reference herein in reliance upon such report given by the authority of such firm as experts in accounting and auditing.  The financial information for the periods prior to April 1, 2003 was audited by other auditors.

Incorporated by reference are the financial statements from the Funds’ Annual Report of March 31, 2005:

1. Schedules of Portfolio Investments, March 31, 2005;

2. Statements of Assets and Liabilities, March 31, 2005;

3. Statements of Operations for Year Ended March 31, 2005;

4. Statements of Changes in Net Assets for the Years Ended March 31, 2005 and March 31, 2004;

5. Notes to Financial Statements; and

6. Report of Independent Registered Public Accounting Firm dated May 19, 2005.

APPENDIX A

BOND RATINGS

STANDARD & POOR’S BOND RATINGS

A Standard & Poor’s corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.               Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.               Nature of and provisions of the obligation.

3.               Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

“AAA” Bonds have the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

“AA” Bonds have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

“A” Bonds have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

“BBB” Bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

“BB”, “B”, “CCC”, “CC” and “C” Bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  “BB” indicates the least degree of speculation and “C” the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these.  A “C” rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.  It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY’S BOND RATINGS

“Aaa” Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged”.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what is generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protection elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” Bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

“Baa” Bonds are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” Bonds are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes Bonds in this class.

“B” Bonds generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” Bonds are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” Bonds represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

“C” Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICES, INC. BOND RATINGS

The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer’s ability to meet the obligations of a specific debt issue.  Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds, which have the same rating, are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk.  Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

In assessing credit risk, Fitch Investors Services relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable.  Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

“AAA” rated Bonds are considered to be investment grade and of the highest credit quality.  The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” rated Bonds are considered to be investment grade and of very high credit quality.  The obligor’s ability to pay interest and repay principal, while very strong, is somewhat less than for “AAA” rated securities or more subject to possible change over the term of the issue.

“A” rated Bonds are considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” rated Bonds are considered to be investment grade and of satisfactory credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

“BB” rated bonds are considered speculative and of low investment grade.  The obligor’s ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

“B” rated Bonds are considered highly speculative.  Bonds in this class are highly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

“CCC” rated Bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

“CC” rated Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

“C” rated Bonds are in actual or imminent default in payment of interest or principal.

DUFF & PHELPS, INC. LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer’s long-term fundamental quality. Rating determination is based on qualitative and quantitative factors that may vary according to the basic economic and financial characteristics of each industry and each issuer.  Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise.  The projected viability of the obligor at the trough of the cycle is a critical determination.  Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.).  The extent of rating dispersion among the various classes of securities is determined by several factors, including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.  Review of indenture restrictions is important to the analysis of a company’s operating and financial constraints.  The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

Scale Definition

AAA	Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ AA AA-	High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

A+ A A-	Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+ BBB BBB-	Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+ BB BB-

Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+ B B-

Below investment grade and possessing risk that obligations will not be met when due.
Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC

Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD	Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP	Preferred stock with dividend averages.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  The categories are as follows:

“A” Issues assigned this highest rating are regarded as having the greatest capacity for timely payment.  Issues within this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

“A-1” Designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are designated “A-1+”.

“A-2” Designation indicates that the capacity for timely payment is strong.  However, the relative degree of safety is not as high as for issues designated “A-1”.

“A-3” Designation indicates a satisfactory capacity for timely payment.  Issues with this designation, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

“B” Issues are regarded as having only an adequate capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

“C” Issues have a doubtful capacity for payment.

“D” Issues are in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

MOODY’S COMMERCIAL PAPER RATINGS

Moody’s rates commercial paper as either Prime, which contains three categories, or Not Prime. The commercial paper ratings are as follows:

“P-1” Issuers (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations, normally evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

“P-2” Issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of a “P-1” rating, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“P-3” Issuers (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage.  Adequate alternate liquidity is maintained.  “Not Prime” Issuers (or related supporting institutions) do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICES, INC. SHORT-TERM RATINGS

Fitch-1+	(Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1	(Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2	(Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3

(Fair Credit Quality) Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S

(Weak Credit Quality) Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D	(Default) Issues carrying this rating are in actual or imminent payment default.

DUFF & PHELPS, INC. SHORT-TERM RATINGS

Duff & Phelps’ short-term ratings are consistent with the rating criteria utilized by money market participants.  The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt.  Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines and the capital markets.  An important consideration is the level of an obligor’s reliance on short-term funds on an ongoing basis.

A. Category 1: High Grade

Duff 1+

Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1	Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-	High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2: Good Grade

Duff 2

Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3: Satisfactory Grade

Duff 3	Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. Category 4: Non-investment Grade

Duff 4	Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E. Category 5: Default

Duff 5	Issuer failed to meet scheduled principal and/or interest payments.

THOMAS BANKWATCH (TBW) SHORT-TERM RATINGS

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.  The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1	The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2	The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3

The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4	The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody’s description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1 This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

S&P’s description of its two highest municipal note ratings:

SP-1 Very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2       Satisfactory capacity to pay principal and interest.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

CERTIFICATES OF DEPOSIT

Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

BANKERS’ ACCEPTANCES

Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity,

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.  These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS

Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.  Some of these obligations, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it were not obligated to do so by law.

APPENDIX B

TAX-EXEMPT VS. TAXABLE YIELDS. Set forth below is a table that may be used to compare equivalent taxable yields to tax-exempt rates of return based upon the investor’s level of taxable income.  The rates shown are those in currently in effect under the Internal Revenue Code for this year

		Marginal	The following TAX-EXEMPT INTEREST
TAXABLE INCOME*		Income	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%	6.5
Joint	Single	Tax Bracket	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%	6.5%
0-$14,300	0-$7,150	10.0%	3.89%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%
$14,300 - $58,100	$7,150 - $29,050	15.0%	4.12%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%
$58,100 - $117,250	$29,050 - $70,350	25.0%	4.67%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%
$117,250 - $178,650	$70,350 - $146,750	28.0%	4.86%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%
$178,650 - $319,100	$146,750 - $319,100	33.0%	5.22%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%
over $319,100	over $319,100	35.0%	5.38%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%

Maximum Corporate Rate		39.0%	5.74%	6.56%	7.38%	8.20%	9.02%	9.84%	10.66%

* Net amount subject to Federal income tax after deductions and exemptions.  Assumes alternative minimum tax is not applicable and receipt of tax-exempt interest does not cause any portion of social security benefits received to become taxable to the taxpayer.  State tax considerations are excluded.

APPENDIX C

Federal Student Loan ProgramsFederal student loans are made up of two primary programs:

The Federal Family Education Loan Program, which is known as the FFEL Program or the FFELP.

The William D. Ford Federal Direct Loan Program, which is known as the FDL Program or the FDLP.

Students apply for a loan from a financial institution through a school’s financial aid office or directly from the financial institution. To induce lenders to enter the student loan market, the government assures that a lender receives a minimum yield on FFELP loans, regardless of whether rates change over the course of a year or whether rates exceed the cap on a borrower’s loans. Depending on the type of student loan and when it was originated, the borrower rate is either fixed to term or is reset to a market rate each July 1. FFELP student loans generally earn interest at the greater of the borrower rate or a variable rate determined by reference to the average of the applicable index (91-day Treasury bill rate or 90-day commercial paper rate) in a calendar quarter plus a fixed spread that is dependent upon when the loan was originated and the loan’s repayment status. If the resulting variable rate plus the applicable spread exceeds the borrower rate, the DOE pays the difference. This payment is referred to as the special allowance payment, or SAP.

The federal government guarantees the repayment of at least 98% of the principal balance and the accrued interest of all FFELP loans. Guaranty agencies expedite government reimbursement for defaulted student loans to eligible lenders. These guaranty agencies are non-profit institutions and state agencies that have entered into federal reimbursement contracts with the DOE pursuant to the Higher Education Act. Guaranty agencies collect revenue in the form of fees based upon new guarantees, the outstanding principal amount of loans guaranteed and default prevention activities. Reimbursement from a guaranty agency to the lender is contingent upon servicing in accordance with certain regulatory requirements.

In addition, the federal government subsidizes the interest cost of some of these loans. The Student Loan Trusts in which the Liquid Assets Fund is invested hold FFELP loans. As described below, the amount of the subsidy a borrower receives and the repayment terms vary depending upon the type of loan and borrower.

The Federal Family Education Loan Program. The FFEL Program is a public-private partnership in which lenders make federally guaranteed student loans to students and their parents in coordination with school financial aid offices.  Loans made under the FFEL Program include:

Subsidized Federal Stafford Loans for students who pass a financial needs test. This loan type is the largest component of the FFEL Program, with aggregate borrowing limited to $23,000 for undergraduate students and $65,500 for graduate students. The federal government pays all interest costs for subsidized Stafford borrowers while borrowers are in school and during grace and deferment periods. The interest rate on these loans currently changes annually, but is capped at a maximum annual rate of 8.25%. The Student Loan Trusts that the Liquid Assets Fund is invested hold only subsidized Stafford Loans.

Unsubsidized Federal Stafford Loans for students who do not meet a financial needs test or who need to supplement their subsidized loans.

Federal PLUS Loans for parents of dependent undergraduate students.

Federal Consolidation Loans designed to help borrowers manage repayment of multiple loans by combining all eligible loans into a single, new guaranteed FFELP loan with a longer repayment term, a fixed interest rate and a smaller total monthly payment.

Eligible Lenders. Eligible lenders, which are registered with the DOE, originate and hold FFELP loans and receive interest subsidy payments, special allowance payments and default reimbursement. Eligible lenders include banks, savings and loan associations, credit unions, pension funds, insurance companies and, under certain conditions, schools and guaranty agencies. Eligible lenders may also serve as a trustee on behalf of entities not otherwise eligible to hold FFELP loans, such as the Fund, allowing such other entities (and the Fund) to participate in the FFEL Program as a beneficial owner of the loan assets.

Reauthorization of the Higher Education Act.

The Higher Education Act, and thereby the federal student loan program, needs to be reauthorized every five years. The next reauthorization is set for September 2005. Some of the key issues being debated are:

Single holder rule on consolidation loans. Currently, if only one lender holds all of a student’s loans, then a competitor cannot consolidate the loans away from the current holder unless the current holder refuses to consolidate the loans for the borrower. There is a high probability that the single holder rule will be eliminated during reauthorization. In the industry as a whole, a large portion of all non-consolidated loans are currently held by only one lender. Elimination of the single holder rule would open up a portion of the market to increased competition.

Variable-rate consolidation loans and extended repayment of Stafford loans. Reauthorization proposals have been made to Congress that would continue variable borrower rates for Stafford and PLUS loans beyond July 1, 2006. In addition, language has been suggested that would permit new consolidation loans to have variable rates. Language has also been proposed that would allow Stafford/PLUS borrowers to have extended repayment terms, similar to those terms provided for under the loan consolidation program. Both of these initiatives would offset two of the most appealing aspects of consolidation loans, i.e., long-term fixed rates and extended repayment. Adoption of these initiatives could decrease consolidation opportunities in the market.

Borrower limits. For the last 20 years, the maximum amount that a freshman or sophomore can borrow has remained around $2,500. Educational tuition has increased at approximately two times the rate of inflation over this same time frame. There is a possibility that these borrower limits could be increased, thereby potentially increasing the average size of future loan originations in the market.

APPENDIX D

PROXY POLICY

I.              COMMUNICATION WITH BENEFICIAL OWNERS/PROXY VOTING

A.                                   With regard to distribution of proxy materials, it is policy to conform to the SEC rules contained in the Shareholders Communications Act (17 CFR 240.14-17) and the governing laws of ERISA.  The Company shall:

(1)                                  Upon receipt of the proxy, other proxy soliciting material, and/or annual reports to security holders, forward such materials to customers who are beneficial owners of the registrant’s securities no later than five business days after the receipt of the proxy material or annual reports; and

(2)                                  Upon receipt of the proxy, other proxy soliciting material, and/or annual reports to security holders, forward to each beneficial owner on whose behalf it holds securities, no later than five business days after the date it receives such material a request for voting instructions.

B.                                     Any reference to granting powers to individuals giving them powers of substitution in voting the proxy will be stricken out of the proxy unless the account owning the securities has provisions for substitution in its governing instrument, in which case, the investment officer voting the proxy will determine the advisability of striking or returning the substitution authority.

C.                                     The Company is required to provide a corporate issuer, on request, with the names, addresses and securities positions of certain beneficial owners.  The required information will be furnished to ADP, which will in turn provide the information to the beneficial owners.

For accounts opened on or before December 28, 1986, the beneficial owner must affirmatively consent to disclosure; for accounts opened after that date, the beneficial owner will be deemed to have consented to such disclosure if the owner has not affirmatively objected to disclosure.

D.                                    It is policy to respond to a request within seven days as to the number of sets of proxy materials and/or annual reports it needs for forwarding to beneficial owners.

II.            PROXY VOTING POLICY

The voting of proxies shall be the responsibility of IMG in those cases where the beneficial owner has not chosen to vote the proxy.  IMG has elected to delegate this responsibility to ISS while maintaining an oversight function.  The primary objective, when in a fiduciary capacity, is to represent and vote for the best long-term interest of beneficiaries, exercising the care, skill, prudence and diligence required by Prudent Investor Rules and §404 (a) (1) (b) of ERISA.  In the case of the stock of Amcore Financial, Inc., such shares will not be voted by IMG (see Appendix A, Section III, C). The sections below are guidelines in voting the proxies.

III.           PROCEDURES FOR VOTING ALL PROXIES (Authority)

A.            All proxies are sent to ISS for review.

B.                                     Proxies of closely held companies will be sent to the designated proxy review officer at IMG for review and voting.  For those corporations in which AMCORE’s client portfolios hold significant interest (closely held company), the proxy should be brought to the attention of the Committee for final consultation and or consideration.  A representative from the Committee is to sign and date the proxy upon approval of the vote.

C.                                     ISS shall review each proxy based on the guidelines set forth in this policy.  The designated proxy review officer at IMG will review ISS recommended votes in areas pertaining to compensation, mergers and acquisitions, stock option policies, mutual fund advisory agreements and any other issues that have been determined to be relevant by IMG’s equity analysts. If the proxy review officer disagrees with the recommended vote by ISS, the vote is to be reviewed by a committee consisting of the officer, IMG’s Chief Investment Officer, IMG’s Supervising Equity Manager, Amcore Investment Group’s Executive Vice President and Trust Officer and Amcore Investment Group’s Supervising Portfolio Manager (the Proxy Committee or Committee).

D.            The Committee shall meet form time to time to review this policy, recommend changes as appropriate, review proxy voting reports and consider contentious votes as determined by any of its members. The Proxy Committee can overrule any recommendation by ISS.

IV.  PROCEDURES FOR VOTING NON-ROUTINE PROXIES

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Election of Directors

Evaluate Board nominees to each board of directors on a CASE-BY-CASE basis, examining the following factors:

•                  long-term corporate performance record relative to a market index;

•                  composition of board and key board committees;

•                  corporate governance provisions and takeover activity;

•                  nominee’s attendance at meetings;

•                  nominee’s investment in the company;

•                  whether a retired CEO sits on the board;

•                  whether the chairman is also serving as CEO; and

•                  whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In the following situations, votes on director nominees will be withheld:

•                  nominee attends less than 75 percent of the board and committee meetings without a valid excuse;

•                  nominee implements or renews a dead-hand or modified dead-hand poison pill;

•                  nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

•                  nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look-back)

•                  nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

•                  nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

•                  nominee is an inside director or affiliated outsider and the majority of the board is not independent;

•                  nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid; and, nominee has enacted egregious corporate governance policies or failed to replace management as appropriate.

Proxy Contests

Evaluate proxy contests on a CASE-BY-CASE basis.  In either a contest to elect directors or to approve a strategic initiative, we recommend in favor of the position that we believe will produce the best economic outcome for shareholders.

Election of Dissident Directors

Evaluate each proposal to elect a dissident slate of directors on a CASE-BY-CASE basis.

Indemnification and Liability Protection for Directors and Officers

Usually recommend FOR management proposals on indemnification and liability limitations for officers and directors and AGAINST shareholder proposals to limit indemnification and liability limitations.

Board Classification

Normally recommend AGAINST proposals to classify a corporate board and FOR resolutions calling for the annual election of directors.

Separate Positions of Chairman and CEO

Normally FOR proposals that would require the positions of chairman and CEO to be held by different persons, unless the company has all of the following:

•                  Designated lead director with delineated duties

•                  Majority independent board

•                  Independent key committees

•                  Committee chairpersons nominated by independent directors

•                  Annual review of CEO performance

•                  Governance guidelines

Exceptions may be made for small companies with a limited roster of executive officers who find it necessary to combine these positions.  Additionally, recently reorganized companies may need to combine these positions temporarily.

Majority of Independent Directors

Normally recommend FOR shareholder proposals that require that the board be composed of a majority of independent directors.

Generally recommend FOR shareholder proposals asking for a 2/3 independent board, unless the board is effectively in compliance with the request based on AMCORE’s definition of independence.

Normally recommend FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

Board Tenure

Normally recommend AGAINST shareholder resolutions to limit the tenure of directors.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Normally recommend AGAINST proposals that provide that directors may be removed only for cause and FOR proposals to restore shareholder ability to remove directors with or without cause.

Normally recommend AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies and FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Normally recommend FOR shareholder proposals calling for cumulative voting in the election of directors and AGAINST proposals to eliminate cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Normally recommend AGAINST proposals to restrict or prohibit shareholder ability to call special meetings and FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Normally recommend AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent and FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Normally recommend FOR proposals that seek to fix the size of the board and AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Stock Ownership Requirements

Normally recommend FOR shareholder proposals requiring directors to own at least a diminimus amount of company stock in order to qualify as a director or to remain on the board.  Diminimus is to be determined on a CASE-BY-CASE basis. Recommend FOR shareholder proposals requiring a portion of directors’ retainer be paid in stock, unless the company already has a similar program in place.

Change Size of the Board

Examine all proposals to change the size of the board on a CASE-BY-CASE basis.

Confidential Voting

Recommend FOR shareholder resolutions requesting adoption of confidential voting and FOR management proposals to adopt confidential voting.

Shareholder Advisory Committees

Evaluate proposals to create shareholder advisory committees on a CASE-BY-CASE basis.

Bundled Proposals

Evaluate bundled proposals on a CASE-BY-CASE basis.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals.

AUDITORS

Ratification of Auditors

Proposals to ratify auditors are made on a CASE-BY-CASE basis.

Normally recommend AGAINST the ratification of auditors and WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. Consulting) are greater than 50% of total fees paid to the auditor.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. Consulting)

Seek Bids from Auditors

Generally recommend AGAINST shareholder proposals calling for companies to seek bids from other auditors.

Rotate Accounting Firms

Normally recommend FOR shareholder proposals requiring audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Restore Shareholder Approval of Auditor Ratification

Generally recommend FOR shareholder proposals calling for companies to restore the right of shareholders to ratify the appointment or reappointment of independent auditors.

ANTI-TAKEOVER MEASURES

Poison Pills

Evaluate proposals to institute or amend shareholder rights plans on a CASE-BY-CASE basis.

Ideally, plans should embody the following attributes:

•                  20% or higher flip-in or flip-over

•                  Two to three year sunset provision

•                  No dead-hand or no-hand features

•                  Shareholder redemption feature - if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill

Normally recommend FOR shareholder proposals calling for shareholder rights plans to be rescinded or put to a vote of shareholders.

Fair Price Procedures

Usually recommend AGAINST management resolutions to implement fair price procedures and FOR shareholder proposals calling for their elimination.

Supermajority Rules

Generally recommend a vote AGAINST management proposals to institute supermajority rules and FOR shareholder resolutions calling for their elimination.

Supervoting Stock and Unequal Voting Rights

Normally recommend AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.

Greenmail

Normally recommend a vote FOR the adoption of proposals to restrict a company’s ability to make greenmail payments.  The recommendation is decided on a CASE-BY-CASE basis if the anti-greenmail amendment is bundled with other charter or bylaw amendments.

White Squire Placements

Normally recommend FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

CAPITAL STRUCTURE

Common Stock Authorization

To evaluate increases in authorized capital stock, AMCORE will use quantitative criteria that measure the number of shares available for issuance, after analyzing the company’s industry and performance.  To set an allowable increase cap, AMCORE’s approach measures the need for additional shares and the company’s performance.  AMCORE then compares the requested increase against the allowable increase cap and supports only those requests that are less than the allowable increase.

All capital requests for specific transactions are evaluated on a CASE-BY-CASE basis based on the merit of the transaction.

Reverse Stock Splits

Normally recommend FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Examine all proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue on CASE-BY-CASE basis.

Blank Check Preferred Stock

Normally recommend FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting right.

Normally review on a CASE-BY-CASE basis all proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Review on a CASE-BY-CASE basis all proposals to increase the number of authorized blank check preferred shares.  If the company does not have any preferred shares outstanding we will vote against the requested increase.  If the company does have preferred shares outstanding we will use the criteria set forth above in Common Stock Authorization.

Ratification of Blank Check Preferred Placements

Recommend FOR shareholder proposals to have blank check preferred placements submitted to shareholders for ratification.

Financing Plans

Recommend relative to financing plans strictly on a CASE-BY-CASE basis.

Adjustments to Par Value

Normally recommend a vote FOR proposals seeking to adjust the par value of a company’s stock.

Preemptive Rights (U.S.)

Normally recommend AGAINST shareholder proposals calling for the restoration of preemptive rights for shareholders.

Executive Retirement Benefits

Generally vote FOR shareholder proposals requiring reports on executive retirement benefits.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

Evaluate executive compensation plans on a CASE-BY-CASE basis.  The following conditions often result in recommendation against the adoption of a plan.

Repricing – The plan expressly permits repricing of underwater stock options without shareholder approval or the company has a history of such action.

Evergreen Plan – The company seeks to amend, adopt, or convert to a self-replenishing plan.

Discounted Stock Options – The plan permits the grant of stock options to executives at a discount of fair market value on grant date.

SARs and/or Restricted Stock – The company seeks to amend or adopt a plan that provides only for SARs and/or restricted stock awards.

Dilution – Cumulative dilution exceeds 10 percent for mature companies, 15 percent for growth companies, and 20 percent for emerging companies.  For companies that significantly underperform their peer and business index, these thresholds may be adjusted downward to as low as 5 percent for mature companies, 10 percent for growth companies, and 15 percent for emerging companies.

Director Compensation

Examine all director compensation plans on a CASE-BY-CASE basis, applying the same criteria that we use in examining executive pay plans.

Employee Stock Purchase Plans

In reviewing employee stock purchase plans, including those that do not qualify as 423 plans in the U.S., AMCORE considers the purchase price, the length of the offering period, and potential voting power dilution (VPD).  As such, AMCORE votes FOR if the purchase price is at least 85 percent of fair market value, the offering period is 27 months or less; and, voting power dilution is ten percent or less.

Shareholder Proposals on Executive and Director Compensation

Examine shareholder proposals on executive and director pay on a CASE-BY-CASE basis.  In practice, we recommend against most proposals to limit pay.  However, we usually support proposals to restructure pay plans if, based on judgment, such restructuring will benefit shareholders.

Expensing of Stock Options

Examine all shareholder proposals requiring the expensing of stock option awards on a CASE-BY-CASE basis.

STATE OF INCORPORATION

Reincorporate in Another State

Evaluate management proposals to reincorporate in another state on a CASE-BY-CASE basis.  Our recommendation is based on the reasons for the move as well as the effects on shareholders’ rights.

Proposals to Opt Out of Statutes

Usually recommend a vote FOR shareholder proposals that a company opt out of various anti-takeover statutes.

Reincorporation from Tax Havens into the U.S.

Generally vote FOR shareholder proposals requiring offshore companies to reincorporate into the United States.

MERGERS

Examine all mergers on a CASE-BY-CASE basis.  Our recommendation is based on our analysis of the following:

•                  Economic merits of the merger

•                  The opinion of the financial advisor

•                  Potential conflicts between management’s interests and shareholders’ interests

•                  Impact of the merger on corporate governance and shareholder rights

MUTUAL FUNDS

Election of Trustees

Review the election of trustees on a CASE-BY-CASE basis, employing criteria similar to those followed in evaluating nominees to corporate boards of directors.

Modify or Change Investment & Restriction Policies

Evaluate each restriction, modification or requested change in a fund’s fundamental investment policies on a CASE-BY-CASE basis.  In general, vote against a major change in Investment Policy or objective.  A significant change is likely to result in different risk and return characteristics than those originally sought by the investor.

Approval or Renewal of Advisory Contracts

Evaluate management proposals requesting approval of a new advisory contract or renewal or amendment of an existing advisory contract on a CASE-BY-CASE basis.

Approve Reorganization

Evaluate reorganization proposals on a CASE-BY-CASE basis.

Approve Dissolution of Fund

Usually recommend a vote FOR proposals for the dissolution of a fund, since this usually indicates that the fund has few remaining assets.

Amend Charter or Declaration of Trust

Evaluate each proposal to amend a corporate charter or declaration of trust on a CASE-BY-CASE basis.

Change from Closed-End to Open-End Fund

Analyze board-sponsored and shareholder resolutions to change an investment company from closed-end to open-end format on a CASE-BY-CASE basis.  Recommend a vote FOR proposals to convert to open-end status when it is believed that conversion would be in shareholders’ best economic interests.

SOCIAL RESPONSIBILITY

Analyze social responsibility proposals on a CASE-BY-CASE basis.  Recommend FOR proposals when it is believed that adoption of a proposal would be in shareholders’ best economic interests.  Recommend AGAINST proposals that would be contrary to shareholders’ best economic interests or that are unrelated to a company’s business activities.  ABSTAIN from making a recommendation when it is found that a voting decision requires a subjective value judgment that is best made by individual shareholders.

Support requests for reports or disclosure of information when, based on judgment, information requested will help shareholders evaluate a company’s activity, particularly when the company’s business practices are questionable or its disclosure is incomplete.

V.            RECORD KEEPING PROCEDURES

A.                                   Each item to be voted on should be voted separately and individually on the proxy and not voted in blank.

B.                                     ISS will vote proxies electronically.  At least annually, ISS will send a report to IMG summarizing proxy issues and votes.  IMG will maintain this record for six years.

C.                                     Unless the proxy was passed on to an authorized party, a record is to be maintained of the date it was voted or the reasons for not voting it.

PART C

OTHER INFORMATION

ITEM 22. EXHIBITS.

Exhibit No.	Description

(a)(1)* Articles of Amendment and Restatement, incorporated by reference to Post-Effective Amendment No. 10, filed February 25, 1998

(a)(2)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 10, filed February 25, 1998

(a)(3)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 10, filed February 25, 1998

(a)(4)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 10, filed February 25, 1998

(a)(5)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 16, filed May 3, 2000

(a)(6)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 19, filed October 2, 2000

(a)(7)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 2002

(a)(8)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 2002

(a)(9)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 24, filed July 29, 2003

(a)(10)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 24, filed July 29, 2003

(a)(11)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 26, filed October 18, 2004

(a)(12)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 26, filed October 18, 2004

(b)* Bylaws, incorporated by reference to the Fund’s Registration Statement, filed December 14, 1994

(b)(1)* Amended Bylaws, incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(c) Not applicable

(d)(1)* Form of Investment Advisory Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(d)(2)* Form of Investment Advisory Agreement, incorporated by reference to Post-Effective Amendment No. 26 filed October 18, 2004

(e)* Form of Distribution Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(e)(1)* Form of Distribution Agreement, incorporated by reference to Post-Effective Amendment No. 26 filed October 18, 2004

(f) Not applicable

(g)(1)* Form of Custodial Agreement, incorporated by reference to Post-Effective Amendment No. 7 filed November 7, 1997

(g)(2)* Form of Custodial Agreement, incorporated by reference to Post-Effective Amendment No. 8 filed November 12, 1997

(g)(3)* Form of Custodial Agreement, incorporated by reference to Post-Effective Amendment No. 16 filed May 3, 2000

(g)(4)* Form of Custodial Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(g)(5)* Form of Custodial Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(h)(1)* Form of Transfer Agency Agreement, incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(h)(2)* Form of Management and Administrative Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(h)(3)* Form of Fund Accounting Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(h)(4)* Form of Administrative Services Plan, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(i)(1)* Opinion of Ober, Kaler & Shriver, incorporated by reference to Pre-Effective Amendment No. 2 filed May 4, 1995

(i)(2)* Opinion of Ober, Kaler, Grimes & Shriver, incorporated by reference to Post-Effective Amendment No. 4 filed March 18, 1996

(i)(3)* Opinion of Ober, Kaler, Grimes & Shriver for Liquid Assets Fund and Municipal Assets Fund, incorporated by reference to Post-Effective Amendment No. 9 filed January 6, 1998

(i)(4)* Opinion of Ober, Kaler, Grimes & Shriver for Vintage Funds, incorporated by reference to Post-Effective Amendment No. 9 filed January 6, 1998

(i)(5)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 14 filed July 16, 1999

(i)(6)* Opinion of Ober, Kaler, Grimes & Shriver for Institutional Reserves Fund incorporated by reference to Post-effective Amendment No. 16 filed May 3, 2000

(i)(7)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(i)(8)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 18 filed July 28, 2000

(i)(9)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(i)(10)* Opinion of Ober, Kaler, Grimes & Shriver for Vintage Technology Fund incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(i)(11)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 20 filed July 27, 2001

(i)(12)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 21 filed July 29, 2002

(i)(13)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 24 filed July 28, 2003

(i)(14)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to Post Effective amendement No. 25, filed July 28, 2004

(i)(15)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by rerference to Post Effective Amendment No. 26 filed October 18, 2004

(i) (16)* Opinion of Ober, Kaler, Grimes & Shriver for the Institutional Money Market Fund incorporated by reference to Post-Effective Amendment No. 27 filed December 30, 2004

(i)(17) Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP

(j)(1)* Consent of KPMG Peat Marwick LLP incorporated by reference to Post-Effective Amendment No. 14 filed July 29, 1999

(j)(2)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 14. filed July 29, 1999

(j)(3)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 15. filed February 18, 2000

(j)(4)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 16. filed May 3, 2000

(j)(5)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(j)(6)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 18 filed July 28, 2000

(j)(7)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(j)(8)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(j)(9)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 20 filed July 27, 2001

(j)(10)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 21 filed July 29, 2002

(j)(11)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 24 filed July 29, 2003

(j)(12)* Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amendment No. 25 filed July 28, 2004

(j)(13) Consent of Deloitte & Touche LLP

(k) Not Applicable

(l)* Subscription Agreement of Initial Stockholder, incorporated by reference to the Fund’s Registration Statement, filed December 14, 1994

(m)* Distribution and Shareholder Services Plan incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(n)(1)* 18f-3 Plan, incorporated by reference to the Pre-Effective Amendment No. 3, filed May 18, 1995

(n)(2)* Amended 18f-3 Plan incorporated by reference to the Post-Effective Amendment No. 16, filed May 3, 2000

(n)(3)* Amended 18f-3 Plan incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(p)(1)* Fund Code of Ethics incorporated by reference to the Post-Effective Amendment No. 16, filed May 3, 2000

(p)(2)* Adviser Code of Ethics incorporated by reference to the Post-Effective Amendment No. 16, filed May 3, 2000

(p)(3)* Distributor Code of Ethics incorporated by reference to the Post-Effective Amendment No. 16, filed May 3, 2000

(p)(4)* Amended Adviser Code of Ethics incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

OTHERS

Proxy Policy, incorporated by reference to Post-Effective Amendment No. 24 filed July 29, 2003

*All previously filed.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 24. INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 2-418 of the Maryland General Corporation Law permits the Registrant to indemnify directors and officers. In addition, Section 2-405.1 sets forth the standard of care for directors and Section 2-405.2 allows the Registrant to include in the Charter provisions further limiting the liability of the directors and officers in certain circumstances. Article ELEVENTH of the Articles of Incorporation included herewith as Exhibit a)(1)(the “Articles”) limits the liability of any director or officer of the Registrant arising out of a breach of fiduciary duty, subject to the limits of the Investment Company Act of 1940 (the “1940 Act”). Article TWELFTH of the Articles and Article VII of the Bylaws, included herewith as Exhibit (b), makes mandatory the indemnification of any person made or threatened to be made a party to any action by reason of the facts that such person is or was a director, officer or employee, subject to the limits otherwise imposed by law or by the 1940 Act.

In addition, Paragraph 8 of the Investment Advisory Agreement included herewith as Exhibit (d) and Paragraph III of the Distribution Agreement, included herewith as Exhibit (e), provides that Investors Management Group, Ltd., (“IMG”) and BISYS Fund Services Limited Partnership, (“BISYS”), shall not be liable to the Funds for any error, judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management provided by IMG or for any distribution services provided by BISYS to the Registrant for the performance of the duties under such agreements, except for willful misfeasance, bad faith or gross negligence in the performance of BISYS’ duties and, except for willful misfeasance, bad faith or negligence in the performance of IMG’s duties or by reason of reckless disregard of their obligation and duties under such agreements. In addition the Distribution Agreement, Transfer Agency and Administrative Services Plan further indemnify BISYS and IMG against certain liabilities arising out of the performance of such agreements.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

None.

ITEM 26. PRINCIPAL UNDERWRITERS

(a)  BISYS Fund Services Limited Partnership (“BISYS” or the “Distributor”) also acts as principal underwriter for the following investment companies:

American Independence Funds Trust

American Performance Funds

AmSouth Funds

BB&T Funds

Bjurman Funds

The Coventry Group

Excelsior Funds, Inc.

Excelsior Funds Trust

Excelsior Tax-Exempt Funds, Inc.

First Focus Funds

The Hirtle Callaghan Trust

HSBC Advisor Funds Trust

HSBC Investor Funds

Legacy Funds Group

MMA Praxis Mutual Funds

Old Westbury Funds, Inc.

Pacific Capital Funds

STI Classic Funds

STI Classic Variable Trust

USAllianz Variable Insurance Products Trust

Variable Insurance Funds

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.  BISYS’ main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219.  BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b) Information about Directors and Officers of BISYS is as follows:

Name and Address	Position with Underwriter
William J. Tomko	President
James L. Fox	Director
Edward S. Forman	Secretary and Director
Charles L. Booth	Vice President and Assistant Compliance Officer
Richard F. Froio	Vice President and Chief Compliance Officer
Stephen E. Hoffman	Treasurer and Financial and Operations Principal

(c)                                  Not applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

Amy Mitchell, 1415 28th Street, Suite 200, West Des Moines, Iowa 50266, will maintain all required accounts, books and records.

ITEM 28. MANAGEMENT SERVICES

Not applicable.

ITEM 29. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Des Moines, State of Iowa, on the 29th day of July 2005. The Registrant certifies that this amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485.

VINTAGE MUTUAL FUNDS, INC.

By
Jeff Lorenzen, President and CEO

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities indicated on the date indicated above have signed this Registration Statement.

Signature	Title

	,	President (Chief Executive Officer)
Jeff Lorenzen

	,	Treasurer (Chief Financial Officer)
Amy Mitchell

/s/*	Director
William J. Howard

/s/*	Director
Debra L. Johnson

/s/*	Director
Fred Lorber

/s/*	Director
Edward J. Stanek

/s/*	Director

Steven Zumbach

/s/*	Director
Joseph McGougan

By:
Vera Lichtenberger

pursuant to a power of attorney dated July 28, 2004, incorporated by reference as included with Post Effective Amendment No. 25, filed July 28, 2004.

Vintage Mutual Funds, Inc.
Exhibit Index

Exhibit Number	Description

(i)(17) Consent of Cline, Williams, Wright, Johnson & Oldfather

(j)(13) Consent of Deloitte & Touche LLP